UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-22468

                                          Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

                               England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                             Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code:   011-44-20-3077-6000

Date of fiscal year end:   October 31

Date of reporting period:   October 31, 2020

Item 1. Reports to Stockholders.

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ANNUAL FINANCIAL STATEMENTS

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on the Fund’s website (www.ashmoregroup.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 866-876-8294.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can contact the Fund to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Trust if you invest directly with the Fund.

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Ashmore Investment Management (US) Corporation is the Distributor for Ashmore Funds.

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds’ prospectus. Investors should consider the investment objectives, principal risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance data quoted in this report represents past performance. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted in this report. For performance information current to the most recent month-end, please call (866) 876-8294.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

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INVESTMENT MANAGER’S REPORT

For the period November 1, 2019 to October 31, 2020

Overview

The third quarter of 2019 offered more of the familiar themes that characterized global economic and global market indicators in previous quarters: uncertainty about global trade flows, ongoing weakness in manufacturing data, and dovish policy makers. As a result, lower global bond yields papered over the cracks in credit and equity markets, and net returns for investors were not so bad: the main global equity index was unchanged over the quarter, global government bond yields tightened and credit spreads remained in their recent range. On the trade wars front, the main battle started on August 1, 2019 when the US confirmed the imposition of 10% tariffs on USD 300 billion (bn) of mainly consumer goods imports from China, starting September 1, 2019. China’s retaliation against USD 75bn in US imports was countered by President Donald Trump with an increase in the US headline tariffs level to 15% from 10%, and threats that the current 25% tariff on USD 250bn of Chinese goods would increase to 30% starting October 1, 2019. Tensions subsided in September when the October tariff increase was pushed out, but the damage from the tariffs was apparent in the economic data.

As the last quarter of 2019 progressed, economic data and news flow confirmed that macro-economic risks were on the wane: firstly, trade frictions were no longer worsening and if anything were subsiding; secondly, global economic activity was no longer decelerating - indeed some of the more cyclical area indicators (Global IP) rebounded from their late-summer troughs. In the US, survey-based data was generally better, despite some residual weakness in the manufacturing sector, and payroll and housing data was strong. Headline Consumer Price Index (CPI) and average hourly earnings both fell by one tenth over the quarter to 2.3% and 2.9%, respectively. In Europe, survey data was inching up slowly from a low base, but expectations surveys such as the ZEW growth expectations survey, for instance, were much improved in comparison to their August lows (10.7% in November versus -43.9% in August, for the German gauge). Average Euro (currency) area inflation ticked up to 1.3% in December from 0.8% in September, partly due to base effects. In China, the December data confirmed a slow improvement in domestic activity that started in the previous summer, with the official Purchasing Managers Index (PMI) manufacturing data flat at 50.2%. Industrial production, industrial profit, fixed investment, and retail sales all beat expectations. Meanwhile, the world’s central banks continued to see no risk of inflation and maintained a dovish bias. In the US, the Federal Reserve cut rates in October 2019 and left rates unchanged at its December 2019 meeting, while indicating that the hurdle for a rate hike is high indeed. Importantly, last September, a spike in the Repo rates highlighted the shortage of US dollar ‘reserves’ available in the US banking system. This technical issue notably arose from the tighter liquidity ration regulation put in place in recent years, but was not helped by the Treasury’s heavy issuance needs. To fix the issue, the Federal Reserve announced that it would start buying USD 60 billion in treasury bills per month, starting October 15, 2019. This led to a sharp increase in the Federal Reserve’s balance sheet, which had increased by USD 400bn by year-end, in a striking reversal of the quantitative tightening that had started in early 2018.

The emergency lockdowns announced around the world in an attempt to contain the coronavirus (“COVID-19”) pandemic, combined with a surprise oil price war triggered by Saudi Arabia and Russia, led to one of the greatest financial markets corrections on record during the month of March. As the impact on real economic activity was assessed, the pandemic was set to be responsible for the deepest global economic contraction since World War II. The Q1 financial markets scorecard showed large drawdowns across all asset classes except for core bonds and gold. The VIX index of implied volatility in US stocks soared to a record-breaking 82, higher than the level experienced during the Global Financial Crisis in 2008. As the global economic prognosis turned bleaker, one pressure point was commodity prices and notably oil markets after Saudi Arabia called Russia’s bluff in early March and increased production. The dual demand and supply shock in oil markets led to a historic 66% fall in oil prices to USD 22 per barrel during Q1 2020. This had widespread implications for sovereign oil exporters and corporate high yield energy names. As markets fell and the economy faltered, the policy response was swift and unprecedented in terms of size and number of instruments used to restore stability to global markets and to prevent a seizure of credit markets. The Federal Reserve cut its target Fed Funds rate to zero in two emergency rate cuts in March, and 25 other central banks around the world announced rate cuts totaling over 3,000 basis points of easing.

Financial markets rebounded sharply in Q2 2020, after large drawdowns across all asset classes in Q1 2020, in response to marginal improvements in the pace of COVID-19 infections, and the impact of record amounts of liquidity and security purchases by the world’s major central banks. Meanwhile, the confinement measures adopted around the world depressed economic activity, and economic data for March and April provided some early indications of the magnitude of the incipient contraction.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Q2 2020 recorded the best quarter for oil prices (Brent futures 81%) since Q3 1990 and the best quarter for each of the S&P 500 index (20%) since Q4 1998, for Nasdaq (31%) since Q4 1999, for US Investment Grade (IG) credit (9%) since Q2 2009, and for US High Yield (HY) bonds (9.5%) since Q3 2009. Global equities also rebounded strongly, with European stocks (Eurostoxx50), MSCI World and Emerging Markets (EM) stocks (MSCI EM) posting returns of 16%, 19% and 18%, respectively. In their June World Economic Outlook publication, the International Monetary Fund (IMF) downgraded their 2020 global real Gross Domestic Product (GDP) growth forecast to -4.9% from -3.0% in its April forecast, and projected a more gradual recovery than previously anticipated. The IMF’s growth forecast for EM was downgraded to -3.0 from -1.0%, and the growth forecast for Advanced Economies was downgraded to -8.0% from -6.1%. In 2021, global growth is projected at 5.4%, which would leave 2021 GDP some 6.5 percentage points lower than in the pre-COVID-19 projections of January 2020. With this challenging outlook in mind, the Fed committed to keeping the policy rate unchanged until at least the end of 2022 and Federal Reserve Chair Jerome Powell pledged to “do whatever we can for as long as it takes”. He said that the Fed was considering the adoption of yield curve controls, but questioned the effectiveness of the policy.

In July and August 2020, global markets surprised positively with unexpected positive performance. Core government bond yields declined gradually, a reflection of low growth expectations, setting the stage for a similarly gradual fall in volatility and in credit spreads. Meanwhile, a decent corporate earnings season for Q2 2020 (versus low expectations) supported good performance from global equity markets. This strong market performance contrasted with poor economic data releases, and growing reminders of the difficulty of containing COVID-19 in large patches of the globe. In EM, data also surprised on the upside, particularly in Brazil, where industrial production was up another 8% month over month in July, and in India. Both Ecuador and Argentina announced the results of successful debt exchange offers, achieved in record time and with overwhelming investor participation. In Ecuador, the IMF agreed on a new USD 6.5bn Extended Funding Facility program, of which USD 4.0bn will be disbursed in 2020. Ecuador’s new bonds received a B- rating from both S&P and Fitch.

Heading into September and October 2020, the market increasingly focused on a number of key risk factors: the beginning of a feared “second wave” of the coronavirus, the US presidential election, and a less bullish narrative around the US economic outlook. The improvement in economic data started to lose momentum as the market’s expectations of strong forward guidance from the September Federal Open Market Committee meeting was disappointed when various Federal Reserve officials varied in their interpretation of the new flexible policy framework. After a strong summer, markets performed relatively poorly, giving back recent gains. Global credit markets reversed about one-third of the tightening that had taken place since June. As the US election neared, concerns about the impact of a disputed election outcome assumed greater importance than concerns about the eventual winner of the contest. In October, the IMF again revised its growth outlook, forecasting a slightly better picture than had been announced at the end of Q2 2020. The expected growth for EM was downgraded to -3.3% from -3.0%, while the growth forecast for Advanced Economies was upgraded to -5.8% from -8.0%, leading to a contraction of -4.4% for the global economy.

Portfolio Overview

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -5.09% (net of fees) versus -0.85% for the composite 50% JP Morgan Emerging Markets Bond Index Global Diversified (“JP Morgan EMBI GD”), 25% JP Morgan Emerging Local Markets Index Plus (“JP Morgan ELMI+”), 25% JP Morgan Government Bond Index - Emerging Markets Global Diversified (“JP Morgan GBI-EM GD”). Local currency and external debt detracted from performance while corporate debt contributed to performance. Indonesia, Brazil, and Mexico were the main contributors to Fund performance. Venezuela, Argentina, and Jamaica were the main detractors from Fund performance.

Venezuela was a detractor during the period. JP Morgan re-weighted the country in the index to a zero weighting in light of US sanctions and the resulting difficulty in trading Venezuelan debt. This was completed at the end of November 2019. State-owned oil company PDVSA missed the coupon and amortization payment due on its 2020 bond maturity in late October 2019, leading to legal challenges with regard to the collateral backing the bond. Bond prices for Venezuela continue to languish as the US looks to tighten

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INVESTMENT MANAGER’S REPORT (CONTINUED)

sanctions further and as the domestic political environment remains extremely tense between Nicolas Maduro and Juan Guaido and their supporters. Maduro lost a significant court battle in the UK over ownership of the country’s gold held in reserve, and with no active oil rigs in the country, oil production has largely ceased.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign EM issuers, denominated in the local currency of the issuer. The Fund’s returns are driven by EM currency appreciation, interest rate positioning and credit worthiness.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -5.38% (net of fees) versus -3.81% for the JP Morgan GBI-EM GD. Allocations to the Mexican Peso, Argentine Peso, and Malaysian Ringgit were the main contributors to Fund performance. Allocations to the Brazilian Real, Russian Ruble, and Turkish Lira were the main detractors from Fund performance.

In the Adviser’s view, the Brazilian Real was collateral damage from concerns about Chinese growth due to the coronavirus. China is Brazil’s biggest export market with a share of just under 22% of all exports. As a result, more and more Brazilian companies operated with partial factory shutdowns and scheduling stoppages due to problems in sourcing parts from China related to the coronavirus. Earlier in 2020, financial outflows prompted the Brazilian Central Bank to sell USD 5 bn in FX swaps to contain depreciation of the Brazilian Real. In direct response to the anticipated fall-out from the coronavirus crisis, the central bank cut the Selic rate by 75 bps to 3.75% over the quarter and signaled more rate cuts to alleviate the impact of coronavirus on the economy. The Brazilian government, however, adopted a less stringent and less coordinated response to the coronavirus outbreak than some other Latin American countries.

Ashmore Emerging Markets Corporate Income Fund

The Ashmore Emerging Markets Corporate Income Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of EM corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning +1.04% (net of fees) versus +4.24% for the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (“JP Morgan CEMBI BD”). Brazil, Turkey, and Ukraine were the main contributors to Fund performance. Jamaica, Venezuela, and Argentina were the main detractors from Fund performance.

Venezuela was a detractor during the period. JP Morgan re-weighted the country in the index to a zero weighting in light of US sanctions and the resulting difficulty in trading Venezuelan debt. This was completed at the end of November 2019. State-owned oil company PDVSA missed the coupon and amortization payment due on its 2020 bond maturity in late October 2019, leading to legal challenges with regard to the collateral backing the bond. Bond prices for Venezuela continue to languish as the US looks to tighten sanctions further and as the domestic political environment remains extremely tense between Nicolas Maduro and Juan Guaido and their supporters. Maduro lost a significant court battle in the UK over ownership of the country’s gold held in reserve, and with no active oil rigs in the country, oil production has largely ceased.

Ashmore Emerging Markets Short Duration Fund

The Ashmore Emerging Markets Short Duration Fund (the “Fund”) seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of EM countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -10.94% (net of fees) versus +2.97% for the JP Morgan CEMBI BD 1-3 Year. China, Ecuador, and Brazil were the main contributors to Fund performance. Argentina, Venezuela, and Lebanon were the main detractors from Fund performance.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Venezuela was a detractor during the period. JP Morgan re-weighted the country in the index to a zero weighting in light of US sanctions and the resulting difficulty in trading Venezuelan debt. This was completed at the end of November 2019. State-owned oil company PDVSA missed the coupon and amortization payment due on its 2020 bond maturity in late October 2019, leading to legal challenges with regard to the collateral backing the bond. Bond prices for Venezuela continue to languish as the US looks to tighten sanctions further and as the domestic political environment remains extremely tense between Nicolas Maduro and Juan Guaido and their supporters. Maduro lost a significant court battle in the UK over ownership of the country’s gold held in reserve, and with no active oil rigs in the country, oil production has largely ceased.

Ashmore Emerging Markets Active Equity Fund

The Ashmore Emerging Markets Active Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning +6.79% (net of fees) versus +8.25% for the MSCI Emerging Markets Index.

Our top-down driven strategy struggled in the abrupt market collapse caused by the COVID-19 pandemic. An overarching headwind to performance was the disproportionate sell-off seen in highly liquid stocks, which is where our portfolio is focused. A perceived liquidity shortfall led investors to sell what they could rather than necessarily what they wanted. While we have participated in the recovery, the narrow nature of that recovery has prolonged our ability to recoup and return to outperformance.

Our exposure to Brazil was the most significant detractor from performance, specifically banks, domestic consumption and energy names. The unwillingness and inability to tackle COVID-19 surprised us negatively and was exacerbated by uncoordinated policy. The principal detractor was Brazilian travel service provider, CVC. The stock suffered from a “perfect storm” of headwinds, including disappointing Q3 2019 results and a pandemic that significantly extinguished travel demand in 2020.

Taiwanese Semiconductor companies were the largest source of relative value over the period. This was largely driven by TSMC and MediaTek. We initiated our position in Mediatek, a fabless semiconductor company, in Q1 given, in our view, a strong product pipeline for 2020 that was expected to drive operating leverage. We added to the position through market volatility and it was one of the few companies to maintain constructive guidance over the summer. It is expected to be a key beneficiary of the 5g rollout in China and continued Sino-US tech tensions. TSMC was also a source of relative value driven by excellent capex discipline and high barriers to entry. The result is a resilient company notably well placed in the current global backdrop. The company delivered strongly positive Q2 2020 results, as both revenues and earnings were ahead of market expectations and guided positively for Q3 2020. Investor sentiment was also buoyed by news that Intel may cease to be a competitor for the manufacturing of high end chips.

Peruvian material names also added value, most notably Southern Copper. As “First in, First out” (“FIFO”) economies reopened, the demand supply dynamics for copper and iron ore improved significantly.

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (the “Fund”) seeks to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of small-capitalization EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +24.58% (net of fees) versus +2.36%. Performance was driven largely by stock selection, in-line with our investment process.

Over the period, the Fund focused on companies that were characterized by resilient balance sheets, strong industry positions and robust cash flow generation that we believed would allow them to make further market share gains in a difficult global environment.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Several of our holdings in India were among the strongest performers. IndiaMart, India’s largest online business-to-business classified advertiser, benefitted from accelerated digitalisation of SMEs business. The resilience of their business model was reflected in strong results and margin expansion. Granules, a pharmaceutical company, produced strong results with double digit earnings growth year-on-year. We believe the company’s product pipeline is strong, suggesting a bright outlook.

Other strong performers include securities that benefit from the acceleration of digitalization trends including Hansol Chemical, a South Korean chemical producer used in the semiconductor manufacturing process. Hansol’s various divisions have been resilient amidst the challenges of the pandemic, and we believe the company should see sustainable growth across a range of high margin products where they are a leading supplier, such as for binding material for EV batteries.

The largest detractor from relative performance was Dentium, a South Korean dental company that has reported modestly weak results and lagged.

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -11.17% (net of fees) versus -6.85% for the MSCI Frontier Markets + Select EM Countries Capped Index. Our strategy targets long term absolute USD returns and we believe assessing performance over short term periods is somewhat counterintuitive. With that said, in 2020, Frontier Markets were disproportionately sold off during the global drawdown and have lagged in recovery given their less entwined nature with global capital flows.

The standout performer over the period was Fawry, a leading electronic payment platform in Egypt. Revenue growth continued to beat market expectations driven by the rising penetration of electronic payments, more services available on the platform and a growing point-of-sale network and user base. The better-than-expected recovery in domestic activity bodes well for credit growth and asset quality growth into 2021. Other notable exposures that added to relative performance included our exposure to Vietnam. While South East Asia was the first region to experience the COVID-19 pandemic, it was also the first out which was a tailwind to performance. Specific names that added value were Military Commercial Bank, which we believe is a well-run corporation that tightened asset quality despite the challenging domestic backdrop, and Hoa Phat, a Steel producer that posted strong results driven by revenue growth and stringent control of operation expenses.

Two of the largest detractors from performance where NMC Health and Network International. NMC, a London listed company, had attractive underlying assets with hospitals across the Middle East which were well placed to benefit from structural demand growth drivers. This said, we had significantly reduced our exposure from summer 2019 onwards as our concerns grew over poor transparency and disclosure relating to historic acquisitions. In Q1 2020, the stock suffered a corporate governance scandal, after it was revealed the CEO raised personal debt liabilities off balance sheet, and the stock collapsed. Network International, a Middle East payment solution company also weighed on returns. The company’s travel exposure to Dubai continued to be a negative, as expected, although accelerating trends of card adoption away from cash is a positive.

Ashmore Emerging Markets Equity Fund

The Ashmore Emerging Markets Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +17.41% (net of fees) versus +8.25% for the MSCI Emerging Markets Index. Performance was driven largely by stock selection, in-line with our investment process.

Over the period, the Fund focused on companies that were characterized by resilient balance sheets, strong industry positions and robust cash flow generation that we believed would allow them to make further market share gains in a difficult global environment.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Chinese stocks Xinyi Glass and Xinyi Solar were the two strongest performers. The former is a major glass producer in the automobile and construction industries. Tight supply and improved demand dynamics helped drive the stock price. Margins also recovered strongly helped by lower input costs, such as natural gas. Xinyi Solar, a global leader in solar glass, benefited from demand recovery which supported product prices, as well as expectations of a greater emphasis on renewable energy within China’s soon-to-be-announced five year economic plan.

Other strong performers include securities that benefited from the acceleration of digitalization trends including Hansol Chemical, a South Korean chemical producer used in the semiconductor manufacturing process. Hansol’s various divisions have been resilient amidst the challenges of the pandemic, and we believe the company should see sustainable growth across a range of high margin products where they are a leading supplier, such as for binding material for EV batteries).

Larsen & Toubro was one of the largest detractors to performance. The company announced weak results as COVID-19 containment measures weighed heavily on infrastructure project execution and labor shortages in India.

Ashmore Emerging Markets Equity ESG Fund

The Ashmore Emerging Markets Equity ESG Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer, focusing on issuers that the Investment Manager believes satisfy the ESG Criteria.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +20.60% (net of fees) versus +7.67% for the MSCI Emerging Markets Index. Performance was driven largely by stock selection, in-line with our investment process.

Over the period, the Fund focused on companies that were characterized by resilient balance sheets, strong industry positions and robust cash flow generation that we believed would allow them to make further market share gains in a difficult global environment.

Chinese stock Xinyi Solar was the strongest performer. The company is a global leader in solar glass and benefited from demand recovery which supported product prices, as well as expectations of a greater emphasis on renewable energy within China’s soon-to-be-announced five year economic plan. Other strong performers include securities that benefit from the acceleration of digitalization trends including Hansol Chemical, a South Korean chemical producer used in the semiconductor manufacturing process. Hansol’s various divisions have been resilient, and we believe the company should see sustainable growth across a range of high margin products where they are a leading supplier, such as for binding material for EV batteries).

Ashmore Emerging Markets Short Duration Select Fund

The Ashmore Emerging Markets Short Duration Select Fund (the “Fund”) seeks to achieve its objective by investing principally in in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of Emerging Market Countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years and an Investment Grade weighted average credit rating.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +3.43% (net of fees) versus +1.94% for the JP Morgan CEMBI BD IG (1-3 Year). China, South Africa, and Brazil were the main contributors to Fund performance. Ecuador, Oman, and Chile were the main detractors from Fund performance.

Brazilian natural resource companies were able to target exports to East Asia markets such as China, Taiwan and South Korea, as those economies returned to positive growth in the aftermath of the COVID-19 pandemic. CSN Resources, the country’s largest steel maker and a major player in mining and cement, was a top performer.

In Chile, a plebiscite was held that resulted in 78% of voters supporting a new constitution, to be prepared by a constituent assembly with a targeted completion date of June 2022. The uncertainty about the constitutional reform, and the likelihood of new measures that could pressure fiscal accounts, weighed on Chilean asset prices.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Ashmore Emerging Markets Investment Grade Income Fund

The Ashmore Emerging Markets Investment Grade Income (the “Fund”) seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, Sovereigns, Quasi-Sovereigns, EM Supra-Nationals and Corporate issuers of EM Countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund observes a policy to normally invest at least 80% of its net assets in Investment Grade bonds.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -1.16% (net of fees) versus -0.18% for the JP Morgan CEMBI IG Broad. Panama, South Africa, and India were the main contributors to Fund performance. China, Chile, and Ukraine were the main detractors from Fund performance.

Investments in a portfolio of Chinese property sector names underperformed after a strong run-up earlier in the year. One property name was particularly volatile due to concerns about leverage, but the market stabilized as the government’s “Three Red Line” policy looked to curb excessive leverage in the sector.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Advisors Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Advisors Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Advisors Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or the “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in Dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from May 1, 2020 or the inception date (if later), through October 31, 2020.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UNAUDITED FUND SUMMARY Ashmore Ashmore Emerging Markets Total Return Fund Ashmore Emerging Markets Total Return Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2020 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 15.66% -5.09% 4.31% 2.46% Retail Class A (load-waived)1 15.56% -5.31% 4.06% 2.21% Retail Class A (unadjusted)1,2 10.94% -9.11% 3.21% 1.79% Retail Class C (load-waived)1 15.22% -6.09% 3.29% 1.45% Retail Class C (unadjusted)1,2 14.22% -7.01% 3.29% 1.45% 50/25/25 Composite Benchmark3 8.86% -0.85% 4.33% 2.99% Cumulative Returns Through Oct 31, 2020 (% of NAV) Top 5 country exposures (% of NAV) 1,400 1,300 1,200 1,100 1,000, 900 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Fund Benchmark Index3 $1,338,877 Institutional Class $1,271,723 Mexico 10.8% China 8.8% Brazil 8.5% Indonesia 7.8% Russia 6.0% Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2020. Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448204059 CUSIP: 044820405 BLOOMBERG: EMKIX US TICKER: EMKIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208357 CUSIP: 044820835 BLOOMBERG: EMKAX US TICKER: EMKAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208274 CUSIP: 044820827 BLOOMBERG: EMKCX US TICKER: EMKCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3.The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, and 25% JPMorgan Global Bond Index-Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2020) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2020) $1,156.60 $1,155.60 $1,152.20 $1,019.51 $1,018.25 $1,014.53 Expense Ratio (Gross / Net) 1.22% / 1.12% 1.47% / 1.37% 2.22% / 2.11% 1.22% / 1.12% 1.47% / 1.37% 2.22% / 2.11% Expenses Paid* $6.07 $7.42 $11.41 $5.69 $6.95 $10.68 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2020 through October 31, 2020, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). As such, these may differ from the prospectus. 10

UNAUDITED FUND SUMMARY Ashmore Ashmore Emerging Markets Local Currency Bond Fund Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2020 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 7.83% -5.38% 3.75% 0.26% Retail Class A (load-waived)1 7.69% -5.51% 3.51% 0.03% Retail Class A (unadjusted)1,2 3.38% -9.29% 2.68% -0.38% Retail Class C (load-waived)1 7.33% -6.25% 2.78% -0.72% Retail Class C (unadjusted)1,2 6.33% -7.17% 2.79% -0.72% JP Morgan GBI-EM GD3 6.77% -3.81% 3.94% 0.79% Cumulative Returns Through Oct 31, 2020 (% of NAV) Top 5 country exposures (% of NAV) 1,300 1,200 1,100 900 800 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 De-19 Fund Benchmark Index3 $1,080,570 Institutional Class $1,027,008 Mexico 14.4% Indonesia 11.6% Russia 10.9% Thailand 9.1% Poland 8.8% Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2020. Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448202079 CUSIP: 044820207 BLOOMBERG: ELBIX US TICKER: ELBIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208761 CUSIP: 044820876 BLOOMBERG: ELBAX US TICKER: ELBAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208688 CUSIP: 044820868 BLOOMBERG: ELBCX US TICKER: ELBCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Global Bond Index—Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2020) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2020) $1,078.30 $1,076.90 $1,073.30 $1,020.31 $1,019.00 $1,015.23 Expense Ratio (Gross / Net) 1.51% / 0.97% 1.76% / 1.22% 2.51% / 1.97% 1.51% / 0.97% 1.76% / 1.22% 2.51% / 1.97% Expenses Paid* $5.07 $6.37 $10.27 $4.93 $6.19 $9.98 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2020 through October 31, 2020, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). As such, these may differ from the prospectus. 11

UNAUDITED FUND SUMMARY Ashmore Ashmore Emerging Markets Corporate Income Fund Ashmore Emerging Markets Corporate Income Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Emerging Market corporate issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2020 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 17.51% 1.04% 6.92% 4.98% Retail Class A (load-waived)1 17.51% 0.85% 6.68% 4.72% Retail Class A (unadjusted)1,2 12.82% -3.19% 5.82% 4.29% Retail Class C (load-waived)1 16.96% -0.01% 5.85% 3.93% Retail Class C (unadjusted)1,2 15.97% -0.96% 5.85% 3.93% JP Morgan CEMBI BD3 9.99% 4.24% 5.87% 5.42% Cumulative Returns Through Oct 31, 2020 (% of NAV) Top 5 country exposures (% of NAV) 1,900 1,700 1,500 1,300 1,100 900 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Fund Benchmark Index3 $1,687,230 Institutional Class $1,617,982 Brazil 17.8% China 12.4% Mexico 11.0% Russia 6.0% Israel 5.5% Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions Data as of Oct 31, 2020. Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US044825049 CUSIP: 044820504 BLOOMBERG: EMCIX US TICKER: EMCIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448206039 CUSIP: 044820603 BLOOMBERG: ECDAX US TICKER: ECDAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448207029 CUSIP: 044820702 BLOOMBERG: ECDCX US TICKER: ECDCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2020) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2020) $1,175.10 $1,175.10 $1,169.60 $1,018.70 $1,017.50 $1,013.72 Expense Ratio (Gross / Net) 1.40% / 1.28% 1.64% / 1.52% 2.39% / 2.27% 1.40% / 1.28% 1.64% / 1.52% 2.39% / 2.27% Expenses Paid* $7.00 $8.31 $12.38 $6.50 $7.71 $11.49 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2020 through October 31, 2020, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). As such, these may differ from the prospectus. 12

UNAUDITED FUND SUMMARY Ashmore Ashmore Emerging Markets Short Duration Fund Ashmore Emerging Markets Short Duration Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of Emerging Markets countries denominated exclusively in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2020 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 25.80% -10.94% 3.56% 3.27% Retail Class A (load-waived)1 25.59% -11.25% 3.29% 3.00% Retail Class A (unadjusted)1,2 22.77% -13.30% 2.81% 2.63% Retail Class C (load-waived)1 24.88% -12.05% 2.45% 2.19% Retail Class C (unadjusted)1,2 23.88% -12.94% 2.45% 2.19% JP Morgan CEMBI BD 1-3 Year3 6.50% 2.97% 3.98% 3.55% Cumulative Returns Through Oct 31, 2020 (% of NAV) Top 5 country exposures (% of NAV) 1,700 1,500 1,300 1,100 900 June-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Fund Benchmark Index3 $1,248,721 Institutional Class $1,226,308 China 17.6% Ecuador 16.2% Brazil 11.7% Ukraine 10.3% Argentina 8.2% Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2020. Share class information INSTITUTIONAL CLASS Launch date: June 24, 2014 Minimum initial investment: $1,000,000 ISIN: US0448206948 CUSIP: 044820694 BLOOMBERG: ESFIX US TICKER: ESFIX RETAIL CLASS A Launch date: September 23, 2014 Minimum initial investment: $1,000 ISIN: US0448207284 CUSIP: 044820728 BLOOMBERG: ESFAX US TICKER: ESFAX RETAIL CLASS C Launch date: June 13, 2017 Minimum initial investment: $1,000 ISIN: US0448207102 CUSIP: 044820710 BLOOMBERG: ESFCX US TICKER: ESFCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (09/23/2014) and Class C (6/13/2017) shares, performance information shown is based on the performance of the Fund’s Institutional Class shares (06/24/2014), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. 2 Unadjusted Performance accounts for a maximum sales load of 2.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified 1-3 Year. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2020) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2020) $1,258.00 $1,255.90 $1,248.80 $1,020.21 $1,019.25 $1,015.08 Expense Ratio (Gross / Net) 1.13% / 0.98% 1.36% / 1.17% 2.13% / 2.00% 1.13% / 0.98% 1.36% / 1.17% 2.13% / 2.00% Expenses Paid* $5.56 $6.63 $11.31 $4.98 $5.94 $10.13 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2020 through October 31, 2020, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). As such, these may differ from the prospectus. 13

UNAUDITED FUND SUMMARY Ashmore Ashmore Emerging Markets Active Equity Fund Ashmore Emerging Markets Active Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2020 6 Months 1 Year Since incpt Institutional Class 21.00% 6.79% 8.58% Retail Class A (load-waived) 20.92% 6.49% 8.33% Retail Class A (unadjusted)1 14.33% 0.90% 6.81% Retail Class C (load-waived) 20.47% 5.76% 7.53% Retail Class C (unadjusted)1 19.42% 4.76% 7.51% MSCI EM NET2 20.96% 8.25% 7.65% Cumulative Returns Through Oct 31, 2020 (% of NAV) Top 5 country exposures (% of NAV) 1,500 1,400 1,300 1,200 1,100 1,000 900 Nov-16 Frb-17 May-17 Aug-17 Nov-17 Feb-18 May-18 Aug-18 Nov-18 Feb-19 May-19 Aug-19 Nov-19 Frb-20 May-20 Aug-20 Fund Benchmark Institutional Class $1,389,644 Index2 $1,343,114 China 40.0% Taiwan 14.5% South Korea 12.6% India 9.8% Brazil 6.0% Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2020. Share class information INSTITUTIONAL CLASS Launch date: November 1, 2016 Minimum initial investment: $1,000,000 ISIN: US0448205957 CUSIP: 044820595 BLOOMBERG: EMQIX US TICKER: EMQIX RETAIL CLASS A Launch date: November 1, 2016 Minimum initial investment: $1,000 ISIN: US0448206294 CUSIP: 044820629 BLOOMBERG: EMQAX US TICKER: EMQAX RETAIL CLASS C Launch date: November 1, 2016 Minimum initial investment: $1,000 ISIN: US0448206112 CUSIP: 044820611 BLOOMBERG: EMQCX US TICKER: EMQCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2020) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2020) $1,210.00 $1,209.20 $1,204.70 $1,020.01 $1,018.75 $1,014.98 Expense Ratio (Gross / Net) 1.29% / 1.02% 1.55% / 1.27% 2.29% / 2.02% 1.29% / 1.02% 1.55% / 1.27% 2.29% / 2.02% Expenses Paid* $5.67 $7.05 $11.19 $5.18 $6.44 $10.23 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2020 through October 31, 2020, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). As such, these may differ from the prospectus. 14

UNAUDITED FUND SUMMARY Ashmore Ashmore Emerging Markets Small-Cap Equity Fund Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2020 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 45.54% 24.58% 8.33% 6.48% Retail Class A (load-waived)1 45.37% 24.32% 8.07% 6.18% Retail Class A (unadjusted)1,2 37.74% 17.79% 6.91% 5.55% Retail Class C (load-waived)1 45.22% 23.64% 7.29% 5.41% Retail Class C (unadjusted)1,2 44.22% 22.64% 7.29% 5.41% MSCI EM Small Cap NET3 24.12% 2.36% 3.29% 4.04% Cumulative Returns Through Oct 31, 2020 (% of NAV) Top 5 country exposures (% of NAV) 2,000 1,800 1,600 1,400 1,200 1,000 Oct-11 Oct-12 Oct-13 Oct-14 Oct-15 Oct-16 Oct-17 Oct-18 Oct-19 Oct-20 Fund Benchmark Institutional Class $1,768,286 Index3 $1,432,533 South Korea 23.8% India 21.0% Taiwan 16.9% China 9.5% Russia 8.9% Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2020. Share class information INSTITUTIONAL CLASS Launch date: October 4, 2011 Minimum initial investment: $1,000,000 ISIN: US0448201162 CUSIP: 044820116 BLOOMBERG: ESCIX US TICKER: ESCIX RETAIL CLASS A Launch date: February 1, 2012 Minimum initial investment: $1,000 ISIN: US0448207938 CUSIP: 044820793 BLOOMBERG: ESSAX US TICKER: ESSAX RETAIL CLASS C Launch date: August 24, 2012 Minimum initial investment: $1,000 ISIN: US0448207854 CUSIP: 044820785 BLOOMBERG: ESSCX US TICKER: ESSCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/01/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund’s Institutional Class shares (10/04/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2020) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2020) $1,455.40 $1,453.70 $1,452.20 $1,017.50 $1,016.24 $1,012.47 Expense Ratio (Gross / Net) 3.56% / 1.52% 3.84% / 1.77% 4.60% / 2.52% 3.56% / 1.52% 3.84% / 1.77% 4.60% / 2.52% Expenses Paid* $9.38 $10.92 $15.53 $7.71 $8.97 $12.75 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2020 through October 31, 2020, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). As such, these may differ from the prospectus. 15

UNAUDITED FUND SUMMARY Ashmore Ashmore Emerging Markets Frontier Equity Fund Ashmore Emerging Markets Frontier Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2020 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 12.18% -11.17% 1.33% 0.87% Retail Class A (load-waived)1 11.99% -11.47% 1.02% 0.53% Retail Class A (unadjusted)1,2 6.08% -16.14% -0.07% -0.25% Retail Class C (load-waived)1 11.63% -12.13% 0.22% -0.27% Retail Class C (unadjusted)1,2 10.63% -13.00% 0.22% -0.27% MSCI FM + Select EM* 13.85% N/A N/A N/A MSCI Frontier Markets NET* 17.64% -2.51% 3.23% 2.26% Cumulative Returns Through Oct 31, 2020 (% of NAV) Top 5 country exposures (% of NAV) 1,600 1,400 1,200 1,000 800 Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 Nov-18 Nov-19 Fund Benchmark Index3 $1,116,833 Institutional Class $1,062,392 Vietnam 20.8% Kuwait 16.4% Philippines 11.2% Egypt 7.7% Qatar 7.4% Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2020. Share class information INSTITUTIONAL CLASS Launch date: November 5, 2013 Minimum initial investment: $1,000,000 ISIN: US0448207367 CUSIP: 044820736 BLOOMBERG: EFEIX US TICKER: EFEIX RETAIL CLASS A Launch date: May 7, 2014 Minimum initial investment: $1,000 ISIN: US0448207516 CUSIP: 044820751 BLOOMBERG: EFEAX US TICKER: EFEAX RETAIL CLASS C Launch date: May 7, 2014 Minimum initial investment: $1,000 ISIN: US0448207441 CUSIP: 044820744 BLOOMBERG: EFECX US TICKER: EFECX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (05/07/2014) and Class C shares (05/07/2014), performance information shown is based on the performance of the Fund’s Institutional Class shares (11/05/2013), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. *The benchmark was changed to the MSCI Frontier + Select Emerging Markets Countries Capped Index Net TR effective 01/01/2020. Prior to this, the benchmark was the MSCI Frontier Markets Index Net TR from inception. Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI; and as requested by, Ashmore. The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits,) even if notified of the possibility of such damages. The MSCI Frontier + Select Emerging Markets Countries Capped Index is a customised benchmark that is designed to measure equity market performance of constituent companies in each of the MSCI Frontiers Market Index (50%) and emerging markets crossover markets (50%), which are the Philippines, Qatar, United Arab Emirates, Peru, Colombia, Argentina, Egypt and Pakistan, together with a country cap of 15%.You cannot invest directly in an index. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. 16

UNAUDITED FUND SUMMARY Ashmore Ashmore Emerging Markets Frontier Equity Fund Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2020) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2020) $1,121.80 $1,119.90 $1,116.30 $1,017.50 $1,016.24 $1,012.47 Expense Ratio (Gross / Net) 2.04% / 1.52% 2.29% / 1.77% 3.04% / 2.52% 2.04% / 1.52% 2.29% / 1.77% 3.04% / 2.52% Expenses Paid* $8.11 $9.43 $13.41 $7.71 $8.97 $12.75 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2020 through October 31, 2020, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). As such, these may differ from the prospectus. 17

UNAUDITED FUND SUMMARY Ashmore Ashmore Emerging Markets Equity Fund Ashmore Emerging Markets Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2020 6 Months 1 Year1 5 Year1 Since incpt1 Institutional Class1 32.17% 17.41% 14.21% 3.86% Retail Class A (load-waived)1 32.12% 17.21% 13.92% 3.57% Retail Class A (unadjusted)1,2 25.16% 11.04% 12.69% 2.98% Retail Class C (load-waived)1 31.67% 16.45% 13.10% 2.81% Retail Class C (unadjusted)1,2 30.67% 15.45% 13.10% 2.81% MSCI EM NET3 20.96% 8.25% 7.91% 2.33% Cumulative Returns Through Oct 31, 2020 (% of NAV) Top 5 country exposures (% of NAV) 1,600 1,400 1,200 1,000 800 600 Jun-11 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 Jun-20 Fund Benchmark Institutional Class $1,425,503 Index3 $1,240,822 China 32.8% South Korea 14.7% India 12.5% Taiwan 10.4% Russia 8.5% Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2020. Share class information INSTITUTIONAL CLASS Launch date: June 22, 2011 Minimum initial investment: $1,000,000 ISIN: US0448208191 CUSIP: 044820819 BLOOMBERG: EMFIX US TICKER: EMFIX RETAIL CLASS A Launch date: February 24, 2012 Minimum initial investment: $1,000 ISIN: US0448207771 CUSIP: 044820777 BLOOMBERG: EMEAX US TICKER: EMEAX RETAIL CLASS C Launch date: March 3, 2017 Minimum initial investment: $1,000 ISIN: US0448207698 CUSIP: 044820769 BLOOMBERG: EMECX US TICKER: EMECX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/24/2012) and Class C shares (03/03/2017), performance information shown is based on the performance of the Fund’s Institutional Class shares (06/22/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2020) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2020) $1,321.70 $1,321.20 $1,316.70 $1,019.25 $1,018.00 $1,014.43 Expenses Ratio (Gross / Net) 1.57% / 1.17% 1.82% / 1.42% 2.54% / 2.17% 1.57% / 1.17% 1.82% / 1.42% 2.54% / 2.17% Expenses Paid* $6.83 $8.29 $12.64 $5.94 $7.20 $10.99 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2020 through October 31, 2020, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). As such, these may differ from the prospectus. 18

UNAUDITED FUND SUMMARY Ashmore Ashmore Emerging Markets Equity ESG Fund Ashmore Emerging Markets Equity ESG Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer, focusing on issuers that the Investment Manager believes satisfy the ESG Criteria. Please refer to page 8 herein for an explanation of the information presented below in the Total Return Table and Cumulative Return Chart. Total Return For The Period Ended Oct 31, 2020 6 Months Since incpt1 Institutional Class 36.58% 20.60% Retail Class A (load-waived) 36.47% 20.50% Retail Class A (unadjusted)1 29.30% 14.17% Retail Class C (load-waived) 36.05% 20.00% Retail Class C (unadjusted)1 35.05% 19.00% MSCI EM NET2 20.96% 7.67% Cumulative Returns Through Oct 31, 2020 (% of NAV) Top 5 country exposures (% of NAV) 1,250 1,150 1,050 950 850 750 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Fund Benchmark Institutional Class $1,206,036 Index $1,076,707 China 32.8% Taiwan 16.2% South Korea 14.9% Russia 8.2% India 6.8% Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2020. Share class information INSTITUTIONAL CLASS Launch date: February 26, 2020 Minimum initial investment: $1,000,000 ISIN: US0448204547 CUSIP: 044820454 BLOOMBERG: ESIGX US TICKER: ESIGX RETAIL CLASS A Launch date: February 26, 2020 Minimum initial investment: $1,000 ISIN: US0448204703 CUSIP: 044820470 BLOOMBERG: ESAGX US TICKER: ESAGX RETAIL CLASS C Launch date: February 26, 2020 Minimum initial investment: $1,000 ISIN: US0448204620 CUSIP: 044820462 BLOOMBERG: ESCGX US TICKER: ESCGX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2020) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2020) $1,365.80 $1,364.70 $1,360.50 $1,019.25 $1,018.00 $1,014.23 Expense Ratio (Gross / Net) 3.65% / 1.17% 4.10% / 1.42% 4.73% / 2.17% 3.65% / 1.17% 4.10% / 1.42% 4.73% / 2.17% Expenses Paid* $6.96 $8.44 $12.88 $5.94 $7.20 $10.99 *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2020 through October 31, 2020, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). As such, these may differ from the prospectus. 19

UNAUDITED FUND SUMMARY Ashmore Ashmore Emerging Markets Short Duration Select Fund Ashmore Emerging Markets Short Duration Select Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of Emerging Market Countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years and an Investment Grade weighted average credit rating. The Fund has no restrictions on individual security duration. Please refer to page 8 herein for an explanation of the information presented below in the Total Return Table and Cumulative Return Chart. Total Return For The Period Ended Oct 31, 2020 Since incpt1 Institutional Class 3.43% Retail Class A (load-waived) 3.30% Retail Class A (unadjusted)1 0.97% Retail Class C (load-waived) 3.03% Retail Class C (unadjusted)1 2.03% JP Morgan CEMBI BD IG (1-3 yr)2 1.94% Cumulative Returns Through Oct 31, 2020 (% of NAV) Top 5 country exposures (% of NAV) 1,040 1,030 1,020 1,010 1,000 990 980 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Fund Benchmark Institutional Class $1,034,309 Index3 $1,019,401 China 16.9% United Arab Emirates 13.1% Saudi Arabia 9.0% Indonesia 7.4% South Africa 7.0% Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2020. Share class information INSTITUTIONAL CLASS Launch date: June 15, 2020 Minimum initial investment: $1,000,000 ISIN: US0448204216 CUSIP: 044820421 BLOOMBERG: ESDIX US TICKER: ESDIX RETAIL CLASS A Launch date: June 15, 2020 Minimum initial investment: $1,000 ISIN: US0448204471 CUSIP: 044820447 BLOOMBERG: ESDAX US TICKER: ESDAX RETAIL CLASS C Launch date: June 15, 2020 Minimum initial investment: $1,000 ISIN: US0448204398 CUSIP: 044820439 BLOOMBERG: ESDCX US TICKER: ESDCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 Unadjusted Performance accounts for a maximum sales load of 2.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2 The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified Investment Grade 1-3 Year. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (6/15/2020) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2020) $1,034.30 $1,033.00 $1,030.30 $1,016.44 $1,015.50 $1,012.65 Expense Ratio (Gross / Net) 4.58% / 0.67% 4.87% / 0.92% 5.60% / 1.67% 4.58% / 0.67% 4.87% / 0.92% 5.60% / 1.67% Expenses Paid* $2.59 $3.55 $6.44 $2.57 $3.52 $6.38 *Expenses are equal to the Fund’s annualized expense ratios for the period June 15 through October 31, 2020, multiplied by the average account value over the period, multiplied by 139/366 (to reflect the period). As such, these may differ from the prospectus. 20

UNAUDITED FUND SUMMARY Ashmore Ashmore Emerging Markets Investment Grade Income Fund Ashmore Emerging Markets Investment Grade Income is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, Sovereigns, Quasi-Sovereigns, EM Supra-Nationals and Corporate issuers of Emerging Market Countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund has no restrictions on individual security duration. The Fund observes a policy to normally invest at least 80% of its net assets in Investment Grade bonds and other Investment Grade debt instruments of Sovereign, Quasi-Sovereign, EM-Supra-Nationals or Corporate issuers of Emerging Market Countries. Please refer to page 8 herein for an explanation of the information presented below in the Total Return Table and Cumulative Return Chart. Total Return For The Period Ended Oct 31, 2020 Since incpt1 Institutional Class -1.16% Retail Class A (load-waived) -1.19% Retail Class A (unadjusted)1 -5.14% Retail Class C (load-waived) -1.26% Retail Class C (unadjusted)1 -2.25% JP Morgan CEMBI BD IG2 -0.18% Cumulative Returns Through Oct 31, 2020 (% of NAV) Top 5 country exposures (% of NAV) 1,005 1,000 995 990 985 980 975 970 Sep-20 Sep-20 Oct-20 Oct-20 Oct-20 Oct-20 Oct-20 Fund Benchmark Index5 $998,245 Institutional Class $988,362 Mexico 14.5% Brazil 12.3% Chile 10.3% Indonesia 7.3% United Arab Emirates 6.8% Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2020. Share class information INSTITUTIONAL CLASS Launch date: September 17, 2020 Minimum initial investment: $1,000,000 ISIN: US0448203895 CUSIP: 044820389 BLOOMBERG: IGIEX US TICKER: IGIEX RETAIL CLASS A Launch date: September 17, 2020 Minimum initial investment: $1,000 ISIN: US0448204133 CUSIP: 044820413 BLOOMBERG: IGAEX US TICKER: IGAEX RETAIL CLASS C Launch date: September 17, 2020 Minimum initial investment: $1,000 ISIN: US0448203978 CUSIP: 044820397 BLOOMBERG: IGCEX US TICKER: IGCEX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified Investment Grade. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (9/17/2020) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2020) $988.40 $988.10 $987.40 $1,005.26 $1,004.95 $1,004.03 Expense Ratio (Gross / Net) 4.43% / 0.72% 4.88% / 0.97% 5.62% / 1.72% 4.43% / 0.72% 4.88% / 0.97% 5.62% / 1.72% Expenses Paid* $0.88 $1.19 $2.10 $0.89 $1.20 $2.12 *Expenses are equal to the Fund’s annualized expense ratios for the period September 17 through October 31, 2020, multiplied by the average account value over the period, multiplied by 45/366 (to reflect the period). As such, these may differ from the prospectus. 21

KPMG LLP
Aon Center
Suite 5500
200 E. Randolph Street
Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Ashmore Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, and Ashmore Emerging Markets Investment Grade Income Fund (collectively, the Funds), including the schedules of investments, as of October 31, 2020, the related statements of operations for the year or period then ended (periods from February 26, 2020, June 15, 2020, and September 17, 2020, (commencement of operations) to October 31, 2020 for Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, and Ashmore Emerging Markets Investment Grade Income Fund, respectively), the statements of changes in net assets for each of the years or periods in the two-year period then ended (periods from February 26, 2020, June 15, 2020, and September 17, 2020 to October 31, 2020 for Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, and Ashmore Emerging Markets Investment Grade Income Fund, respectively), and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended (periods from February 26, 2020, June 15, 2020, and September, 17, 2020 to October 31, 2020 for Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, and Ashmore Emerging Markets Investment Grade Income Fund, respectively). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Fund as of October 31, 2020, the results of its operations for the year or period then ended (periods from February 26, 2020, June 15, 2020, and September 17, 2020 to October 31, 2020 for Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, and Ashmore Emerging Markets Investment Grade Income Fund, respectively), the changes in its net assets for each of the years or periods in the two-year period then ended (periods from February 26, 2020, June 15, 2020, and September 17, 2020 to October 31, 2020 for Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, and Ashmore Emerging Markets Investment Grade Income Fund, respectively), and the financial highlights for each of the years or periods in the five-year period then ended (period from February 26, 2020, June 15, 2020, and September 17, 2020 to October 31, 2020 for Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, and Ashmore Emerging Markets Investment Grade Income Fund, respectively), in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Ashmore Funds investment companies since 2010.

Chicago, Illinois

December 21, 2020

(THIS PAGE INTENTIONALLY LEFT BLANK)

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2020

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Corporate Income Fund
ASSETS:
Investments in securities, at value	$1,198,297,281	$27,313,961	$277,881,389
Deposit held at broker	2,519,277	254,776	—
Cash	18,021,836	2,141,579	1,930,391
Foreign currency, at value	8,217,197	232,039	475
Unrealized appreciation on forward foreign currency exchange contracts	3,902,936	221,676	10,966
Variation margin receivable on centrally cleared swap contracts	207	115	—
Due from broker	259,075	130,609	—
Receivable for securities and currencies sold	2,861,177	215,166	1,365,326
Receivable for fund shares sold	5,375,473	—	241,618
Receivable from Investment Manager	—	12,889	—
Interest and dividends receivable	17,521,339	441,547	4,223,924
Other assets	39,080	1,374	11,443
Total Assets	1,257,014,878	30,965,731	285,665,532
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	4,284,422	241,972	—
Payable for securities and currencies purchased	3,750,265	—	614,066
Payable for when-issued securities	—	—	3,639,305
Payable for fund shares redeemed	640,948	580,224	806,183
Distributions payable	644,285	—	165,009
Due to broker	2,274,420	30,851	—
Investment Manager fee payable	1,343,316	25,774	327,936
Trustees’ fees payable	30,142	731	6,478
Deferred foreign capital gains taxes payable	—	—	—
Other liabilities	584,365	43,775	135,417
Total Liabilities	13,552,163	923,327	5,694,394
Net Assets	$1,243,462,715	$30,042,404	$279,971,138
NET ASSETS:
Paid in capital	$1,470,149,536	$34,189,858	$375,542,221
Distributable earnings/(Accumulated loss)	(226,686,821)	(4,147,454)	(95,571,083)
Net Assets	$1,243,462,715	$30,042,404	$279,971,138

Net Assets:
Class A	$10,377,173	$1,755,477	$11,198,049
Class C	3,905,043	29,540	7,466,102
Institutional Class	1,229,180,499	28,257,387	261,306,987

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	1,525,597	255,875	1,487,892
Class C	575,958	4,384	993,718
Institutional Class	178,076,956	3,943,958	33,320,767

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$6.80	$6.86	$7.53
Class C	6.78	6.74	7.51
Institutional Class	6.90	7.16	7.84

Cost of Investments in securities	$1,317,706,730	$30,507,245	$302,630,160
Cost of foreign currency held	$8,205,476	$232,428	$482

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Equity ESG Fund	Ashmore Emerging Markets Short Duration Select Fund	Ashmore Emerging Markets Investment Grade Income Fund

$442,965,467	$77,993,698	$7,909,763	$53,515,578	$82,610,210	$11,874,661	$9,542,809	$19,317,253
—	—	—	—	—	—	—	—
13,408,560	5,036,959	35,830	1,044,273	1,760,199	53,977	378,088	212,140
23,259	29,267	14,438	348,386	36,564	—	—	6,195
—	9,607	—	—	—	—	—	4,788
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
3,365,291	743,611	83,617	101,668	953,339	134,975	305,870	—
56,023	50,009	—	41,330	70,027	—	—	—
—	18,181	16,805	8,921	39,792	23,901	38,498	66,599
5,698,324	138,538	8,159	—	43,345	6,503	122,156	236,032
15,952	7,568	582	5,459	2,047	59,933	6	—
465,532,876	84,027,438	8,069,194	55,065,615	85,515,523	12,153,950	10,387,427	19,843,007

—	—	—	—	—	—	—	—
—	1,782,908	77,643	432,831	1,446,469	48,347	—	—
—	—	—	—	—	—	—	—
1,136,591	12,998	5,000	431,411	11,986	—	—	—
297,736	—	—	—	—	—	4,137	6,246
—	—	—	65,611	—	—	—	—
657,984	67,784	10,166	69,986	81,991	11,779	5,669	11,758
10,831	1,891	186	1,265	1,956	279	239	2,068
—	34,617	—	15,511	129,503	—	—	—
525,715	35,657	34,342	52,845	63,066	29,192	58,730	63,633
2,628,857	1,935,855	127,337	1,069,460	1,734,971	89,597	68,775	83,705
$462,904,019	$82,091,583	$7,941,857	$53,996,155	$83,780,552	$12,064,353	$10,318,652	$19,759,302

$830,256,974	$78,445,483	$13,039,265	$70,905,659	$66,521,016	$10,000,296	$10,134,385	$20,052,102
(367,352,955)	3,646,100	(5,097,408)	(16,909,504)	17,259,536	2,064,057	184,267	(292,800)
$462,904,019	$82,091,583	$7,941,857	$53,996,155	$83,780,552	$12,064,353	$10,318,652	$19,759,302

$19,865,268	$1,615,728	$388,526	$656,430	$1,394,169	$1,205	$1,031	$987
1,572,151	1,470	134,567	286,395	1,451	1,200	1,028	987
441,466,600	80,474,385	7,418,764	53,053,330	82,384,932	12,061,948	10,316,593	19,757,328

2,639,928	145,789	35,351	92,839	106,605	100	101	100
217,644	135	11,806	42,022	117	100	101	100
59,684,840	7,215,878	522,762	6,470,550	6,512,161	999,829	1,013,020	2,005,050

$7.52	$11.08	$10.99	$7.07	$13.08	$12.05	$10.18	$9.85
7.22	10.90	11.40	6.82	12.39	12.00	10.18	9.85
7.40	11.15	14.19	8.20	12.65	12.06	10.18	9.85

$640,175,076	$71,267,654	$6,249,175	$55,321,157	$64,653,895	$9,649,681	$9,390,734	$19,609,165
$21,988	$29,162	$14,418	$348,566	$36,505	$—	$—	$6,252

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2020

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Corporate Income Fund
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$83,539,401	$2,354,758	$25,084,060
Payment-in-kind interest	2,767,658	—	2,070,170
Dividends, net of foreign tax withholdings*	—	—	—
Total Income	86,307,059	2,354,758	27,154,230
EXPENSES:
Investment Manager fees	14,008,498	358,160	4,262,544
Administration fees	280,146	7,539	74,125
Custody fees	529,141	71,624	92,460
Professional fees	1,120,577	46,147	309,461
Trustees’ fees	113,021	2,340	29,103
Offering expenses and registration fees	175,451	55,517	67,049
Insurance fees	55,265	2,109	13,913
Printing fees	66,848	9,642	35,103
Distribution and servicing fees - Class A	26,699	4,489	34,742
Distribution and servicing fees - Class C	45,995	498	92,546
Regulatory fees	41,101	10,887	21,552
Interest expense	—	—	6,559
Total Expenses	16,462,742	568,952	5,039,157
Less expenses reimbursed by the Investment Manager	(1,453,580)	(198,265)	(404,041)
Net Expenses	15,009,162	370,687	4,635,116
Net Investment Income (Loss)	71,297,897	1,984,071	22,519,114
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	(76,326,742)	(1,740,231)	(32,505,337)
Forward foreign currency exchange contracts	(17,437,848)	55,913	(28,832)
Interest rate swap contracts	(859,183)	71,964	—
Foreign exchange transactions	(167,408)	(204,243)	(7,869)
Net Realized Gain (Loss)	(94,791,181)	(1,816,597)	(32,542,038)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities (net of increase (decrease) in deferred foreign taxes of $-, $-, $-, $-, $6,568, $-, $14,971, $129,503, $-, $-, and $-, respectively)	(67,317,402)	(2,284,190)	(8,627,696)
Forward foreign currency exchange contracts	(1,515,929)	(302,098)	10,966
Interest rate swap contracts	1,141,114	115,571	—
Foreign exchange translations	(44,255)	(2,551)	1,937
Change in Net Unrealized Appreciation (Depreciation)	(67,736,472)	(2,473,268)	(8,614,793)
Net Realized and Unrealized Gains (Losses)	(162,527,653)	(4,289,865)	(41,156,831)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(91,229,756)	$(2,305,794)	$(18,637,717)
* Foreign Tax Withholdings	$929,832	$59,059	$—

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Equity ESG Fund[1]	Ashmore Emerging Markets Short Duration Select Fund[2]	Ashmore Emerging Markets Investment Grade Income Fund[3]

$ 60,755,129	$14,731	$—	$—	$800	$772	$187,265	$83,572
657,362	—	—	—	—	—	—	—
—	1,222,835	149,747	1,687,836	767,906	87,097	—	—
61,412,491	1,237,566	149,747	1,687,836	768,706	87,869	187,265	83,572

5,049,652	627,840	213,648	996,996	658,202	79,565	24,994	16,674
155,360	12,556	2,848	13,292	11,446	1,384	769	476
196,448	50,334	40,692	182,279	95,979	8,664	2,326	5,163
1,296,434	42,673	33,933	37,884	45,109	26,502	25,083	19,692
63,069	5,976	792	4,917	5,270	705	423	2,068
138,224	52,006	54,298	61,871	55,117	107,120	94,073	36,910
26,079	1,644	843	2,743	1,727	227	28	868
96,073	10,952	9,190	16,533	10,910	23,282	24,960	19,376
129,054	2,216	1,903	6,255	2,230	2	1	—
17,570	40	1,293	3,178	13	7	4	1
33,338	7,597	7,947	9,039	8,487	7,255	3,518	4,332
—	—	—	—	—	—	—	—
7,201,301	813,834	367,387	1,334,987	894,490	254,713	176,179	105,560
(973,684)	(171,181)	(147,694)	(315,267)	(222,597)	(173,755)	(150,410)	(88,408)
6,227,617	642,653	219,693	1,019,720	671,893	80,958	25,769	17,152
55,184,874	594,913	(69,946)	668,116	96,813	6,911	161,496	66,420

(168,910,698)	(2,591,108)	(2,552,089)	(9,690,969)	2,262,183	(151,447)	32,938	(4,232)
—	(127,572)	—	(3,504)	(970)	—	—	(564)
—	—	—	—	—	—	—	—
189	(23,712)	(15,604)	(168,779)	4,516	(16,008)	—	305
(168,910,509)	(2,742,392)	(2,567,693)	(9,863,252)	2,265,729	(167,455)	32,938	(4,491)

(61,680,795)	6,115,124	2,900,020	(999,149)	14,729,829	2,224,980	152,075	(291,912)
—	14,283	—	—	—	—	—	4,788
—	—	—	—	—	—	—	—
279	(2,575)	298	(502)	(2,926)	(30)	—	(62)
(61,680,516)	6,126,832	2,900,318	(999,651)	14,726,903	2,224,950	152,075	(287,186)
(230,591,025)	3,384,440	332,625	(10,862,903)	16,992,632	2,057,495	185,013	(291,677)
$(175,406,151)	$3,979,353	$262,679	$(10,194,787)	$17,089,445	$2,064,406	$346,509	$(225,257)
$ —	$146,409	$25,834	$94,014	$91,292	$11,020	$3,077	$8,250

[1]	The Fund commenced investment operations on February, 26, 2020.

[2]	The Fund commenced investment operations on June 15, 2020.

[3]	The Fund commenced investment operations on September 17, 2020.

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31,

	Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Local Currency Bond Fund		Ashmore Emerging Markets Corporate Income Fund
	2020	2019	2020	2019	2020	2019
OPERATIONS:

Net investment income (loss)	$ 71,297,897	$ 79,838,451	$ 1,984,071	$ 3,793,360	$ 22,519,114	$ 28,325,215

Net realized gain (loss)	(94,791,181)	(10,064,694)	(1,816,597)	(4,065,973)	(32,542,038)	(2,822,143)

Net change in unrealized appreciation (depreciation)	(67,736,472)	51,117,249	(2,473,268)	8,031,065	(8,614,793)	6,042,603

Net Increase (Decrease) in Net Assets Resulting from Operations	(91,229,756)	120,891,006	(2,305,794)	7,758,452	(18,637,717)	31,545,675

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(179,927)	(416,984)	—	—	(809,491)	(764,139)

Class C	(73,753)	(186,063)	—	—	(473,514)	(578,625)

Institutional Class	(25,691,849)	(61,911,176)	—	—	(21,042,924)	(27,024,138)

Total Distributions to Shareholders	(25,945,529)	(62,514,223)	—	—	(22,325,929)	(28,366,902)

TAX RETURN OF CAPITAL DISTRIBUTIONS TO SHAREHOLDERS:

Class A	(338,304)	(117,667)	(24,315)	(14,685)	(5,937)	—

Class C	(120,353)	(52,499)	(627)	(81)	(3,534)	—

Institutional Class	(45,002,937)	(17,060,547)	(512,379)	(471,758)	(146,369)	—

Total Tax Return of Capital Distributions to Shareholders	(45,461,594)	(17,230,713)	(537,321)	(486,524)	(155,840)	—

FUND SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Class A share transactions	400,217	2,497,025	(41,118)	432,898	(1,139,647)	4,700,433

Net increase (decrease) in net assets resulting from Class C share transactions	(1,081,246)	1,094,917	(22,027)	(29,036)	(2,571,648)	1,877,655

Net increase (decrease) in net assets resulting from Institutional Class share transactions	(138,029,198)	173,786,229	(11,584,513)	(27,487,997)	(143,205,862)	121,430,883

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	(138,710,227)	177,378,171	(11,647,658)	(27,084,135)	(146,917,157)	128,008,971

Total Increase (Decrease) in Net Assets	(301,347,106)	218,524,241	(14,490,773)	(19,812,207)	(188,036,643)	131,187,744
NET ASSETS:

Net Assets at the Beginning of year	1,544,809,821	1,326,285,580	44,533,177	64,345,384	468,007,781	336,820,037

Net Assets at the End of year	$1,243,462,715	$1,544,809,821	$ 30,042,404	$ 44,533,177	$ 279,971,138	$468,007,781

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund		Ashmore Emerging Markets Active Equity Fund		Ashmore Emerging Markets Small-Cap Equity Fund		Ashmore Emerging Markets Frontier Equity Fund
2020	2019	2020	2019	2020	2019	2020	2019

$ 55,184,874	$84,642,186	$594,913	$197,622	$(69,946)	$40,443	$668,116	$1,541,496
(168,910,509)	(2,284,467)	(2,742,392)	(381,475)	(2,567,693)	(3,392,452)	(9,863,252)	579,116

(61,680,516)	(120,383,491)	6,126,832	2,108,933	2,900,318	6,915,634	(999,651)	3,356,846

(175,406,151)	(38,025,772)	3,979,353	1,925,080	262,679	3,563,625	(10,194,787)	5,477,458

(3,798,269)	(8,284,202)	(5,074)	(21,413)	—	(298)	(3,282)	(127,832)
(92,251)	(166,264)	(1)	(1,074)	—	—	(1,619)	(4,994)
(50,955,560)	(78,738,421)	(371,295)	(1,732,228)	—	(27,129)	(500,203)	(1,394,737)

(54,846,080)	(87,188,887)	(376,370)	(1,754,715)	—	(27,427)	(505,104)	(1,527,563)

—	—	—	(466)	—	(265)	—	—
—	—	—	(21)	—	—	—	—
—	—	—	(48,790)	—	(9,711)	—	—

—	—	—	(49,277)	—	(9,976)	—	—

(75,756,615)	39,331,061	1,134,178	(9,080)	(796,542)	(250,635)	(6,309,348)	(770,518)

(447,021)	578,876	(11,998)	966	(29,307)	(148,936)	21,190	(117,171)

(539,244,421)	615,030,356	56,642,518	2,939,947	(19,289,930)	(9,506,974)	(17,352,141)	(567,809)

(615,448,057)	654,940,293	57,764,698	2,931,833	(20,115,779)	(9,906,545)	(23,640,299)	(1,455,498)

(845,700,288)	529,725,634	61,367,681	3,052,921	(19,853,100)	(6,380,323)	(34,340,190)	2,494,397

1,308,604,307	778,878,673	20,723,902	17,670,981	27,794,957	34,175,280	88,336,345	85,841,948
$ 462,904,019	$1,308,604,307	$82,091,583	$20,723,902	$ 7,941,857	$27,794,957	$ 53,996,155	$88,336,345

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31,

	Ashmore Emerging Markets Equity Fund		Ashmore Emerging Markets Equity ESG Fund[1]	Ashmore Emerging Markets Short Duration Select Fund[2]	Ashmore Emerging Markets Investment Grade Income Fund[3]
	2020	2019	2020	2020	2020
OPERATIONS:

Net investment income (loss)	$ 96,813	$ 187,250	$ 6,911	$ 161,496	$ 66,420

Net realized gain (loss)	2,265,729	(1,282,131)	(167,455)	32,938	(4,491)

Net change in unrealized appreciation (depreciation)	14,726,903	7,114,444	2,224,950	152,075	(287,186)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,089,445	6,019,563	2,064,406	346,509	(225,257)

DISTRIBUTIONS TO SHAREHOLDERS:

Class A	(1,806)	(12,365)	—	(15)	(3)

Class C	—	(21)	—	(12)	(3)

Institutional Class	(193,458)	(760,397)	(351)	(162,219)	(67,537)
Total Distributions to Shareholders	(195,264)	(772,783)	(351)	(162,246)	(67,543)

FUND SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Class A share transactions	470,474	264,418	1,000	1,012	1,002

Net increase (decrease) in net assets resulting from Class C share transactions	2	19	1,002	1,010	1,002

Net increase (decrease) in net assets resulting from Institutional Class share transactions	30,763,046	5,675,604	9,998,296	10,132,367	20,050,098

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	31,233,522	5,940,041	10,000,298	10,134,389	20,052,102
Total Increase (Decrease) in Net Assets	48,127,703	11,186,821	12,064,353	10,318,652	19,759,302
NET ASSETS:

Net Assets at the Beginning of year	35,652,849	24,466,028	—	—	—
Net Assets at the End of year	$83,780,552	$35,652,849	$12,064,353	$10,318,652	$19,759,302

[1]	The Fund commenced investment operations on February, 26, 2020.

[2]	The Fund commenced investment operations on June 15, 2020.

[3]	The Fund commenced investment operations on September 17, 2020.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

			Class A

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$7.54	$7.31	$8.22	$8.01	$7.49

Income (loss) from investment operations:

Net investment income	0.34	0.40	0.36 [1]	0.56 [1]	0.58 [1]

Net realized and unrealized gain (loss)	(0.74)	0.24	(0.82)	0.15	0.49

Total from investment operations	(0.40)	0.64	(0.46)	0.71	1.07

Less distributions:

From net investment income	(0.12)	(0.33)	(0.16)	(0.50)	(0.33)

From net realized gain	—	—	(0.11)	—	—

Tax return of capital	(0.22)	(0.08)	(0.18)	—	(0.22)

Total distributions	(0.34)	(0.41)	(0.45)	(0.50)	(0.55)

Net asset value at end of year	$6.80	$7.54	$7.31	$8.22	$8.01

Total return[2]	(5.31)%	8.68%	(5.65)%	9.12%	15.15%

Portfolio turnover rate[3]	67%	49%	66%	65%	91%

Net assets, end of year (in thousands)	$10,377	$11,108	$8,347	$18,231	$3,445

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	1.42%[4]	1.36%	1.36%	1.37%	1.41%

Total expenses after reimbursements	1.32%[4]	1.27%	1.27%	1.27%	1.27%

Net investment income to average net assets:

Net investment income before reimbursements	4.72%[4]	5.16%	4.42%	6.81%	7.48%

Net investment income after reimbursements	4.82%[4]	5.25%	4.51%	6.91%	7.62%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

			Class C

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$7.53	$7.29	$8.21	$8.00	$7.48

Income (loss) from investment operations:

Net investment income	0.30	0.34	0.31 [1]	0.46 [1]	0.53 [1]

Net realized and unrealized gain (loss)	(0.76)	0.25	(0.83)	0.19	0.49

Total from investment operations	(0.46)	0.59	(0.52)	0.65	1.02

Less distributions:

From net investment income	(0.11)	(0.28)	(0.14)	(0.44)	(0.30)

From net realized gain	—	—	(0.11)	—	—

Tax return of capital	(0.18)	(0.07)	(0.15)	—	(0.20)

Total distributions	(0.29)	(0.35)	(0.40)	(0.44)	(0.50)

Net asset value at end of year	$6.78	$7.53	$7.29	$8.21	$8.00

Total return[2]	(6.09)%	8.02%	(6.43)%	8.31%	14.32%

Portfolio turnover rate[3]	67%	49%	66%	65%	91%

Net assets, end of year (in thousands)	$3,905	$5,506	$4,278	$3,926	$2,451

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	2.17%[5]	2.11%	2.12%	2.12%	2.15%

Total expenses after reimbursements	2.06%[5]	2.02%	2.02%	2.02%	2.02%

Net investment income to average net assets:

Net investment income before reimbursements	4.01%[5]	4.41%	3.92%	5.59%	6.79%

Net investment income after reimbursements	4.12%[5]	4.50%	4.02%	5.69%	6.92%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

			Institutional Class

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$7.65	$7.41	$8.34	$8.13	$7.60

Income (loss) from investment operations:

Net investment income	0.36	0.44	0.40 [1]	0.55 [1]	0.61 [1]

Net realized and unrealized gain (loss)	(0.75)	0.24	(0.85)	0.19	0.50

Total from investment operations	(0.39)	0.68	(0.45)	0.74	1.11

Less distributions:

From net investment income	(0.13)	(0.35)	(0.17)	(0.53)	(0.35)

From net realized gain	—	—	(0.11)	—	—

Tax return of capital	(0.23)	(0.09)	(0.20)	—	(0.23)

Total distributions	(0.36)	(0.44)	(0.48)	(0.53)	(0.58)

Net asset value at end of year	$6.90	$7.65	$7.41	$8.34	$8.13

Total return[2]	(5.09)%	9.04%	(5.53)%	9.36%	15.49%

Portfolio turnover rate[3]	67%	49%	66%	65%	91%

Net assets, end of year (in thousands)	$1,229,181	$1,528,196	$1,313,660	$1,110,901	$808,872

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	1.17%[6]	1.11%	1.12%	1.12%	1.16%

Total expenses after reimbursements	1.07%[6]	1.02%	1.02%	1.02%	1.02%

Net investment income to average net assets:

Net investment income before reimbursements	4.99%[6]	5.40%	4.97%	6.60%	7.77%

Net investment income after reimbursements	5.09%[6]	5.49%	5.07%	6.70%	7.91%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities.

[4]

Ratios include legal expenses of $5,146 that are outside of the expense cap under the expense limitation agreement. Expense ratios would have been lower by 0.05% and Net investment income ratios would have been higher by 0.05% excluding these expenses.

[5]

Ratios include legal expenses of $1,990 that are outside of the expense cap under the expense limitation agreement. Expense ratios would have been lower by 0.04% and Net investment income ratios would have been higher by 0.04% excluding these expenses.

[6]

Ratios include legal expenses of $640,665 that are outside of the expense cap under the expense limitation agreement. Expense ratios would have been lower by 0.05% and Net investment income ratios would have been higher by 0.05% excluding these expenses.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

			Class A

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$7.35	$6.53	$7.22	$7.06	$6.57

Income (loss) from investment operations:

Net investment income	0.35 [1]	0.59	0.36	0.34 [1]	0.30 [1]

Net realized and unrealized gain (loss)	(0.75)	0.27	(0.88)	0.14	0.49

Total from investment operations	(0.40)	0.86	(0.52)	0.48	0.79

Less distributions:

From net investment income	—	—	(0.08)	(0.09)	—

From net realized gain	—	—	—	—	—

Tax return of capital	(0.09)	(0.04)	(0.09)	(0.23)	(0.30)

Total distributions	(0.09)	(0.04)	(0.17)	(0.32)	(0.30)

Net asset value at end of year	$6.86	$7.35	$6.53	$7.22	$7.06

Total return[2]	(5.51)%	13.24%	(7.47)%	6.83%	12.37%

Portfolio turnover rate[3]	47%	56%	75%	68%	83%

Net assets, end of year (in thousands)	$1,755	$1,933	$1,259	$915	$841

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	1.75%	1.55%	1.57%	1.51%	1.55%

Total expenses after reimbursements	1.22%	1.22%	1.22%	1.22%	1.22%

Net investment income to average net assets:

Net investment income before reimbursements	4.45%	5.08%	4.63%	4.37%	4.10%

Net investment income after reimbursements	4.98%	5.41%	4.98%	4.66%	4.43%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

			Class C

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$7.27	$6.47	$7.18	$7.05	$6.56

Income (loss) from investment operations:

Net investment income	0.29 [1]	0.34	0.30	0.28 [1]	0.25 [1]

Net realized and unrealized gain (loss)	(0.74)	0.47	(0.88)	0.15	0.49

Total from investment operations	(0.45)	0.81	(0.58)	0.43	0.74

Less distributions:

From net investment income	—	—	(0.07)	(0.09)	—

From net realized gain	—	—	—	—	—

Tax return of capital	(0.08)	(0.01)	(0.06)	(0.21)	(0.25)

Total distributions	(0.08)	(0.01)	(0.13)	(0.30)	(0.25)

Net asset value at end of year	$6.74	$7.27	$6.47	$7.18	$7.05

Total return[2]	(6.25)%	12.54%	(8.24)%	6.05%	11.75%

Portfolio turnover rate[3]	47%	56%	75%	68%	83%

Net assets, end of year (in thousands)	$30	$55	$77	$98	$70

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	2.50%	2.29%	2.31%	2.26%	2.30%

Total expenses after reimbursements	1.97%	1.97%	1.97%	1.97%	1.97%

Net investment income to average net assets:

Net investment income before reimbursements	3.77%	4.33%	3.85%	3.62%	3.35%

Net investment income after reimbursements	4.30%	4.65%	4.19%	3.91%	3.68%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

			Institutional Class

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$7.66	$6.79	$7.50	$7.31	$6.80

Income (loss) from investment operations:

Net investment income	0.38 [1]	0.65	0.41	0.37 [1]	0.33 [1]

Net realized and unrealized gain (loss)	(0.78)	0.27	(0.94)	0.15	0.51

Total from investment operations	(0.40)	0.92	(0.53)	0.52	0.84

Less distributions:

From net investment income	—	—	(0.09)	(0.09)	—

From net realized gain	—	—	—	—	—

Tax return of capital	(0.10)	(0.05)	(0.09)	(0.24)	(0.33)

Total distributions	(0.10)	(0.05)	(0.18)	(0.33)	(0.33)

Net asset value at end of year	$7.16	$7.66	$6.79	$7.50	$7.31

Total return[2]	(5.38)%	13.59%	(7.33)%	7.12%	12.69%

Portfolio turnover rate[3]	47%	56%	75%	68%	83%

Net assets, end of year (in thousands)	$28,257	$42,545	$63,009	$84,747	$80,803

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	1.50%	1.28%	1.32%	1.26%	1.30%

Total expenses after reimbursements	0.97%	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:

Net investment income before reimbursements	4.75%	5.31%	4.87%	4.62%	4.35%

Net investment income after reimbursements	5.28%	5.62%	5.22%	4.91%	4.68%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Corporate Income Fund

			Class A

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$7.92	$7.87	$8.56	$7.92	$7.66

Income (loss) from investment operations:

Net investment income	0.44	0.52	0.51	0.57	0.70

Net realized and unrealized gain (loss)	(0.39)	0.03	(0.71)	0.65	0.21

Total from investment operations	0.05	0.55	(0.20)	1.22	0.91

Less distributions:

From net investment income	(0.44)	(0.50)	(0.49)	(0.56)	(0.65)

From net realized gain	—	(—)[1]	—	—	—

Tax return of capital	(—)[1]	—	—	(0.02)	—

Total distributions	(0.44)	(0.50)	(0.49)	(0.58)	(0.65)

Net asset value at end of year	$7.53	$7.92	$7.87	$8.56	$7.92

Total return[2]	0.85%	7.37%	(2.58)%	15.99%	12.92%

Portfolio turnover rate[3]	117%	96%	88%	87%	81%

Net assets, end of year (in thousands)	$11,198	$13,383	$8,616	$11,995	$11,466

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	1.58%[4]	1.51%	1.53%	1.52%	1.57%

Total expenses after reimbursements	1.47%[4]	1.42%	1.42%	1.42%	1.42%

Net investment income to average net assets:

Net investment income before reimbursements	5.76%[4]	6.39%	6.09%	7.11%	8.88%

Net investment income after reimbursements	5.87%[4]	6.48%	6.20%	7.21%	9.03%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income Fund

			Class C

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$7.91	$7.86	$8.55	$7.91	$7.66

Income (loss) from investment operations:

Net investment income	0.39	0.45	0.46	0.52	0.63

Net realized and unrealized gain (loss)	(0.40)	0.04	(0.72)	0.63	0.22

Total from investment operations	(0.01)	0.49	(0.26)	1.15	0.85

Less distributions:

From net investment income	(0.39)	(0.44)	(0.43)	(0.50)	(0.60)

From net realized gain	—	(—)[1]	—	—	—

Tax return of capital	(—)[1]	—	—	(0.01)	—

Total distributions	(0.39)	(0.44)	(0.43)	(0.51)	(0.60)

Net asset value at end of year	$7.51	$7.91	$7.86	$8.55	$7.91

Total return[2]	(0.01)%	6.58%	(3.30)%	15.16%	11.99%

Portfolio turnover rate[3]	117%	96%	88%	87%	81%

Net assets, end of year (in thousands)	$7,466	$10,745	$8,785	$9,530	$6,010

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	2.33%[5]	2.26%	2.29%	2.27%	2.32%

Total expenses after reimbursements	2.22%[5]	2.17%	2.17%	2.17%	2.17%

Net investment income to average net assets:

Net investment income before reimbursements	5.01%[5]	5.65%	5.38%	6.40%	8.16%

Net investment income after reimbursements	5.12%[5]	5.74%	5.50%	6.50%	8.31%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income Fund

			Institutional Class

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$8.25	$8.20	$8.92	$8.24	$7.98

Income (loss) from investment operations:

Net investment income	0.48	0.55	0.56	0.62	0.72

Net realized and unrealized gain (loss)	(0.41)	0.04	(0.75)	0.68	0.24

Total from investment operations	0.07	0.59	(0.19)	1.30	0.96

Less distributions:

From net investment income	(0.48)	(0.54)	(0.53)	(0.60)	(0.70)

From net realized gain	—	(—)[1]	—	—	—

Tax return of capital	(—)[1]	—	—	(0.02)	—

Total distributions	(0.48)	(0.54)	(0.53)	(0.62)	(0.70)

Net asset value at end of year	$7.84	$8.25	$8.20	$8.92	$8.24

Total return[2]	1.04%	7.61%	(2.34)%	16.45%	13.02%

Portfolio turnover rate[3]	117%	96%	88%	87%	81%

Net assets, end of year (in thousands)	$261,307	$443,880	$319,419	$338,434	$215,990

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	1.32%[6]	1.26%	1.29%	1.27%	1.32%

Total expenses after reimbursements	1.21%[6]	1.17%	1.17%	1.17%	1.17%

Net investment income to average net assets:

Net investment income before reimbursements	6.00%[6]	6.66%	6.40%	7.34%	9.20%

Net investment income after reimbursements	6.11%[6]	6.75%	6.52%	7.44%	9.35%

[1]	Amount is less than $0.005 per share.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

[4]

Ratios include legal expenses of $6,538 that are outside of the expense cap under the expense limitation agreement. Expense ratios would have been lower by 0.05% and Net investment income ratios would have been higher by 0.05% excluding these expenses.

[5]

Ratios include legal expenses of $4,394 that are outside of the expense cap under the expense limitation agreement. Expense ratios would have been lower by 0.05% and Net investment income ratios would have been higher by 0.05% excluding these expenses.

[6]

Ratios include legal expenses of $153,663 that are outside of the expense cap under the expense limitation agreement. Expense ratios would have been lower by 0.04% and Net investment income ratios would have been higher by 0.04% excluding these expenses.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Fund

			Class A

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$9.00	$9.78	$10.60	$10.37	$9.57

Income (loss) from investment operations:

Net investment income	0.46	0.68	0.55	0.83 [1]	1.02

Net realized and unrealized gain (loss)	(1.46)	(0.75)	(0.58)	0.34	0.78

Total from investment operations	(1.00)	(0.07)	(0.03)	1.17	1.80

Less distributions:

From net investment income	(0.48)	(0.68)	(0.57)	(0.80)	(1.00)

From net realized gain	—	(0.03)	(0.22)	(0.14)	—

Tax return of capital	—	—	—	—	—

Total distributions	(0.48)	(0.71)	(0.79)	(0.94)	(1.00)

Net asset value at end of year	$7.52	$9.00	$9.78	$10.60	$10.37

Total return[2]	(11.25)%	(1.22)%	(0.12)%	12.04%	19.82%

Portfolio turnover rate[3]	80%	53%	37%	59%	73%

Net assets, end of year (in thousands)	$19,865	$110,771	$83,290	$10,178	$10,395

Ratios to average net assets:[4]
Total expenses to average net assets:

Total expenses before reimbursements	1.13%[5]	1.00%	1.05%	1.05%	1.11%

Total expenses after reimbursements	0.99%[5]	0.92%	0.92%	0.92%	0.92%

Net investment income to average net assets:

Net investment income before reimbursements	7.07%[5]	6.74%	7.00%	7.83%	10.63%

Net investment income after reimbursements	7.21%[5]	6.82%	7.13%	7.96%	10.82%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Fund

		Class C

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017[6]

Net asset value at beginning of period	$8.66	$9.41	$10.22	$10.00

Income (loss) from investment operations:

Net investment income	0.42	0.58	0.52	0.38 [1]

Net realized and unrealized gain (loss)	(1.45)	(0.72)	(0.64)	0.08

Total from investment operations	(1.03)	(0.14)	(0.12)	0.46

Less distributions:

From net investment income	(0.41)	(0.58)	(0.47)	(0.24)

From net realized gain	—	(0.03)	(0.22)	—

Tax return of capital	—	—	—	—

Total distributions	(0.41)	(0.61)	(0.69)	(0.24)

Net asset value at end of period	$7.22	$8.66	$9.41	$10.22

Total return[2]	(12.05)%	(1.94)%	(0.98)%	4.74%

Portfolio turnover rate[3]	80%	53%	37%	59%

Net assets, end of period (in thousands)	$1,572	$2,342	$2,012	$188

Ratios to average net assets:[4]

Total expenses to average net assets:

Total expenses before reimbursements	1.96%[7]	1.75%	1.79%	1.79%

Total expenses after reimbursements	1.83%[7]	1.67%	1.67%	1.67%

Net investment income to average net assets:

Net investment income before reimbursements	5.20%[7]	5.96%	5.93%	9.66%

Net investment income after reimbursements	5.33%[7]	6.04%	6.05%	9.78%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Fund

		Institutional Class

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$8.83	$9.60	$10.41	$10.19	$9.40

Income (loss) from investment operations:

Net investment income	0.49	0.69	0.60	0.90 [1]	1.07

Net realized and unrealized gain (loss)	(1.44)	(0.74)	(0.61)	0.27	0.72

Total from investment operations	(0.95)	(0.05)	(0.01)	1.17	1.79

Less distributions:

From net investment income	(0.48)	(0.69)	(0.58)	(0.81)	(1.00)

From net realized gain	—	(0.03)	(0.22)	(0.14)	—

Tax return of capital	—	—	—	—	—

Total distributions	(0.48)	(0.72)	(0.80)	(0.95)	(1.00)

Net asset value at end of year	$7.40	$8.83	$9.60	$10.41	$10.19

Total return[2]	(10.94)%	(1.01)%	0.11%	12.28%	20.18%

Portfolio turnover rate[3]	80%	53%	37%	59%	73%

Net assets, end of year (in thousands)	$441,467	$1,195,492	$693,577	$178,180	$120,081

Ratios to average net assets:[4]

Total expenses to average net assets:

Total expenses before reimbursements	0.91%[8]	0.75%	0.79%	0.80%	0.89%

Total expenses after reimbursements	0.79%[8]	0.67%	0.67%	0.67%	0.67%

Net investment income to average net assets:

Net investment income before reimbursements	6.98%[8]	7.04%	7.30%	8.64%	11.66%

Net investment income after reimbursements	7.10%[8]	7.12%	7.42%	8.77%	11.88%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

[5]

Ratios include legal expenses of $37,676 that are outside of the expense cap under the expense limitation agreement. Expense ratios would have been lower by 0.07% and Net investment income ratios would have been higher by 0.07% excluding these expenses.

[6]	Class C commenced investment operations on June 13, 2017.

[7]

Ratios include legal expenses of $2,841 that are outside of the expense cap under the expense limitation agreement. Expense ratios would have been lower by 0.16% and Net investment income ratios would have been higher by 0.16% excluding these expenses.

[8]

Ratios include legal expenses of $835,457 that are outside of the expense cap under the expense limitation agreement. Expense ratios would have been lower by 0.12% and Net investment income ratios would have been higher by 0.12% excluding these expenses.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund

	Class A

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017[1]

Net asset value at beginning of period	$10.46	$10.53	$12.72	$10.00

Income (loss) from investment operations:

Net investment income	0.11 [2]	0.13	0.08	0.03

Net realized and unrealized gain (loss)	0.56	0.85	(1.05)	2.74

Total from investment operations	0.67	0.98	(0.97)	2.77

Less distributions:

From net investment income	(0.05)	(0.09)	(0.20)	(0.05)

From net realized gain	—	(0.94)	(1.02)	—

Tax return of capital	—	(0.02)	—	—

Total distributions	(0.05)	(1.05)	(1.22)	(0.05)

Net asset value at end of period	$11.08	$10.46	$10.53	$12.72

Total return[3]	6.49%	10.73%	(8.59)%	27.73%

Portfolio turnover rate[4]	228%	153%	164%	196%

Net assets, end of period (in thousands)	$1,616	$209	$223	$13

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	1.55%	1.96%	2.20%	3.11%

Total expenses after reimbursements	1.27%	1.27%	1.27%	1.27%

Net investment income (loss) to average net assets:

Net investment income (loss) before reimbursements	0.73%	0.55%	0.56%	(1.56)%

Net investment income after reimbursements	1.01%	1.24%	1.49%	0.28%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund

	Class C

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017[1]

Net asset value at beginning of period	$10.32	$10.43	$12.65	$10.00

Income (loss) from investment operations:

Net investment income (loss)	— [2,5]	0.07	0.03	(0.05)

Net realized and unrealized gain (loss)	0.58	0.83	(1.10)	2.74

Total from investment operations	0.58	0.90	(1.07)	2.69

Less distributions:

From net investment income	(—)[5]	(0.05)	(0.13)	(0.04)

From net realized gain	—	(0.94)	(1.02)	—

Tax return of capital	—	(0.02)	—	—

Total distributions	—	(1.01)	(1.15)	(0.04)

Net asset value at end of period	$10.90	$10.32	$10.43	$12.65

Total return[3]	5.76%	9.88%	(9.40)%	26.96%

Portfolio turnover rate[4]	228%	153%	164%	196%

Net assets, end of period (in thousands)	$2	$12	$11	$13

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	2.31%	2.71%	2.73%	3.86%

Total expenses after reimbursements	2.02%	2.02%	2.02%	2.02%

Net investment income (loss) to average net assets:

Net investment loss before reimbursements	(0.30)%	(0.17)%	(0.51)%	(2.31)%

Net investment income (loss) after reimbursements	(0.01)%	0.52%	0.20%	(0.47)%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund

	Institutional Class

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017[1]

Net asset value at beginning of period	$10.51	$10.56	$12.74	$10.00

Income (loss) from investment operations:

Net investment income	0.10 [2]	0.16	0.14	0.06

Net realized and unrealized gain (loss)	0.60	0.86	(1.09)	2.73

Total from investment operations	0.70	1.02	(0.95)	2.79

Less distributions:

From net investment income	(0.06)	(0.10)	(0.21)	(0.05)

From net realized gain	—	(0.94)	(1.02)	—

Tax return of capital	—	(0.03)	—	—

Total distributions	(0.06)	(1.07)	(1.23)	(0.05)

Net asset value at end of period	$11.15	$10.51	$10.56	$12.74

Total return[3]	6.79%	11.05%	(8.41)%	27.94%

Portfolio turnover rate[4]	228%	153%	164%	196%

Net assets, end of period (in thousands)	$80,474	$20,502	$17,436	$18,030

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	1.29%	1.72%	1.73%	2.87%

Total expenses after reimbursements	1.02%	1.02%	1.02%	1.02%

Net investment income (loss) to average net assets:

Net investment income (loss) before reimbursements	0.67%	0.83%	0.47%	(1.28)%

Net investment income after reimbursements	0.94%	1.53%	1.18%	0.57%

[1]	Class A, Class C and the Institutional Class commenced investment operations on November 1, 2016.

[2]	Per share amounts are based on average number of shares outstanding during the period.

[3]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Amount is less than $0.005 per share.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Small-Cap Equity Fund

	Class A

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$ 8.84	$ 8.02	$ 10.33	$ 8.60	$ 7.92

Income (loss) from investment operations:

Net investment income (loss)	(0.20)	(0.01)	0.04	0.06	(0.01)

Net realized and unrealized gain (loss)	2.35	0.83	(2.17)	1.86	0.85

Total from investment operations	2.15	0.82	(2.13)	1.92	0.84

Less distributions:

From net investment income	—	(—)[1]	(0.17)	(0.19)	(0.16)

From net realized gain	—	—	—	—	—

Tax return of capital	—	(—)[1]	(0.01)	—	—

Total distributions	—	—	(0.18)	(0.19)	(0.16)

Net asset value at end of year	$10.99	$ 8.84	$ 8.02	$ 10.33	$ 8.60

Total return[2]	24.32%	10.27%	(20.96)%	22.73%	10.84%

Portfolio turnover rate[3]	62%	60%	112%	126%	104%

Net assets, end of year (in thousands)	$ 388	$1,356	$ 1,447	$ 847	$ 524

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	2.78%	2.30%	2.37%	2.26%	2.39%

Total expenses after reimbursements	1.77%	1.77%	1.77%	1.77%	1.77%

Net investment income (loss) to average net assets:

Net investment income (loss) before reimbursements	(1.74)%	(0.62)%	(0.31)%	0.01%	(0.09)%

Net investment income (loss) after reimbursements	(0.73)%	(0.09)%	0.29%	0.50%	0.53%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Small-Cap Equity Fund

	Class C

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$ 9.22	$ 8.42	$ 10.90	$ 9.11	$ 8.40

Income (loss) from investment operations:

Net investment income (loss)	(0.34)	(0.38)	0.01	0.02	(0.12)

Net realized and unrealized gain (loss)	2.52	1.18	(2.33)	1.93	0.95

Total from investment operations	2.18	0.80	(2.32)	1.95	0.83

Less distributions:

From net investment income	—	—	(0.16)	(0.16)	(0.12)

From net realized gain	—	—	—	—	—

Tax return of capital	—	—	— [1]	—	—

Total distributions	—	—	(0.16)	(0.16)	(0.12)

Net asset value at end of year	$11.40	$ 9.22	$ 8.42	$10.90	$ 9.11

Total return[2]	23.64%	9.50%	(21.62)%	21.78%	10.01%

Portfolio turnover rate[3]	62%	60%	112%	126%	104%

Net assets, end of year (in thousands)	$ 135	$ 144	$ 272	$ 251	$ 176

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	3.91%	3.05%	3.09%	3.01%	3.13%

Total expenses after reimbursements	2.52%	2.52%	2.52%	2.52%	2.52%

Net investment loss to average net assets:

Net investment loss before reimbursements	(2.70)%	(1.48)%	(1.30)%	(0.76)%	(0.89)%

Net investment loss after reimbursements	(1.31)%	(0.95)%	(0.73)%	(0.27)%	(0.28)%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$11.39	$ 10.32	$ 13.19	$ 10.94	$ 10.01

Income (loss) from investment operations:

Net investment income (loss)	(0.10)	0.02	0.05	0.09	0.04

Net realized and unrealized gain (loss)	2.90	1.06	(2.73)	2.36	1.07

Total from investment operations	2.80	1.08	(2.68)	2.45	1.11

Less distributions:

From net investment income	—	(0.01)	(0.18)	(0.20)	(0.18)

From net realized gain	—	—	—	—	—

Tax return of capital	—	(—)[1]	(0.01)	—	—

Total distributions	—	(0.01)	(0.19)	(0.20)	(0.18)

Net asset value at end of year	$14.19	$ 11.39	$ 10.32	$ 13.19	$ 10.94

Total return[2]	24.58%	10.52%	(20.60)%	22.70%	11.21%

Portfolio turnover rate[3]	62%	60%	112%	126%	104%

Net assets, end of year (in thousands)	$7,419	$26,296	$32,456	$38,419	$33,626

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	2.56%	2.05%	2.06%	2.01%	2.10%

Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:

Net investment income (loss) before reimbursements	(1.51)%	(0.38)%	(0.16)%	0.18%	(0.22)%

Net investment income (loss) after reimbursements	(0.47)%	0.15%	0.38%	0.67%	0.36%

[1]	Amount is less than $0.005 per share.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

	Class A

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$ 8.02	$ 7.66	$ 9.99	$ 7.98	$ 7.83

Income (loss) from investment operations:

Net investment income (loss)	(0.01)[1]	0.14	0.08	0.10	0.36

Net realized and unrealized gain (loss)	(0.91)	0.37	(1.47)	2.08	(0.09)

Total from investment operations	(0.92)	0.51	(1.39)	2.18	0.27

Less distributions:

From net investment income	(0.03)	(0.15)	(0.08)	(0.17)	(0.12)

From net realized gain	—	—	(0.82)	—	—

Tax return of capital	—	—	(0.04)	—	—

Total distributions	(0.03)	(0.15)	(0.94)	(0.17)	(0.12)

Net asset value at end of year	$ 7.07	$ 8.02	$ 7.66	$ 9.99	$ 7.98

Total return[2]	(11.47)%	6.58%	(15.44)%	27.53%	3.36%

Portfolio turnover rate[3]	108%	93%	80%	107%	76%

Net assets, end of year (in thousands)	$ 656	$6,985	$ 7,645	$7,710	$2,154

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	2.18%	2.12%	2.20%	2.21%	2.45%

Total expenses after reimbursements	1.77%	1.77%	1.77%	1.77%	1.77%

Net investment income (loss) to average net assets:

Net investment income (loss) before reimbursements	(0.59)%	1.61%	0.46%	1.05%	4.34%

Net investment income (loss) after reimbursements	(0.18)%	1.96%	0.89%	1.49%	5.02%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

	Class C

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$ 7.80	$ 7.47	$ 9.82	$ 7.86	$ 7.73

Income (loss) from investment operations:

Net investment income	0.01 [1]	0.02	0.03	0.08	0.08

Net realized and unrealized gain (loss)	(0.96)	0.42	(1.48)	2.00	0.12

Total from investment operations	(0.95)	0.44	(1.45)	2.08	0.20

Less distributions:

From net investment income	(0.03)	(0.11)	(0.05)	(0.12)	(0.07)

From net realized gain	—	—	(0.82)	—	—

Tax return of capital	—	—	(0.03)	—	—

Total distributions	(0.03)	(0.11)	(0.90)	(0.12)	(0.07)

Net asset value at end of year	$ 6.82	$ 7.80	$ 7.47	$ 9.82	$ 7.86

Total return[2]	(12.13)%	5.87%	(16.30)%	26.57%	2.61%

Portfolio turnover rate[3]	108%	93%	80%	107%	76%

Net assets, end of year (in thousands)	$ 286	$ 305	$ 408	$ 459	$ 62

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	3.01%	2.88%	2.94%	2.99%	3.05%

Total expenses after reimbursements	2.52%	2.52%	2.52%	2.52%	2.52%

Net investment income (loss) to average net assets:

Net investment income (loss) before reimbursements	(0.41)%	0.48%	(0.18)%	(0.21)%	0.39%

Net investment income after reimbursements	0.08%	0.84%	0.24%	0.26%	0.92%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

	Institutional Class

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$ 9.32	$ 8.86	$ 11.38	$ 9.06	$ 8.88

Income (loss) from investment operations:

Net investment income	0.09 [1]	0.16	0.12	0.13	0.18

Net realized and unrealized gain (loss)	(1.13)	0.46	(1.69)	2.37	0.13

Total from investment operations	(1.04)	0.62	(1.57)	2.50	0.31

Less distributions:

From net investment income	(0.08)	(0.16)	(0.08)	(0.18)	(0.13)

From net realized gain	—	—	(0.82)	—	—

Tax return of capital	—	—	(0.05)	—	—

Total distributions	(0.08)	(0.16)	(0.95)	(0.18)	(0.13)

Net asset value at end of year	$ 8.20	$ 9.32	$ 8.86	$ 11.38	$ 9.06

Total return[2]	(11.17)%	6.97%	(15.11)%	27.87%	3.58%

Portfolio turnover rate[3]	108%	93%	80%	107%	76%

Net assets, end of year (in thousands)	$53,053	$81,047	$77,788	$81,324	$52,711

Ratios to average net assets:
Total expenses to average net assets:

Total expenses before reimbursements	2.00%	1.88%	1.95%	1.96%	2.05%

Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income to average net assets:

Net investment income before reimbursements	0.58%	1.39%	0.78%	0.73%	1.48%

Net investment income after reimbursements	1.06%	1.75%	1.21%	1.17%	2.01%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Class A

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$11.18	$ 9.38	$ 11.16	$ 8.34	$ 7.29

Income (loss) from investment operations:

Net investment income	0.08	0.05	0.01	0.06 [1]	0.06

Net realized and unrealized gain (loss)	1.84	1.97	(1.55)	2.90	1.05

Total from investment operations	1.92	2.02	(1.54)	2.96	1.11

Less distributions:

From net investment income	(0.02)	(0.22)	(0.23)	(0.14)	(0.06)

From net realized gain	—	—	—	—	—

Tax return of capital	—	—	(0.01)	—	—

Total distributions	(0.02)	(0.22)	(0.24)	(0.14)	(0.06)

Net asset value at end of year	$13.08	$11.18	$ 9.38	$11.16	$ 8.34

Total return[2]	17.21%	21.66%	(14.16)%	35.90%	15.36%

Portfolio turnover rate[3]	76%	76%	113%	140%	119%

Net assets, end of year (in thousands)	$1,394	$ 641	$ 303	$ 134	$ 36

Ratios to average net assets:

Total expenses to average net assets:

Total expenses before reimbursements	1.81%	1.91%	2.19%	2.65%	2.96%

Total expenses after reimbursements	1.42%	1.42%	1.42%	1.42%	1.42%

Net investment income (loss) to average net assets:

Net investment loss before reimbursements	(0.42)%	(0.01)%	(0.06)%	(0.64)%	(0.74)%

Net investment income (loss) after reimbursements	(0.03)%	0.48%	0.71%	0.59%	0.80%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

			Class C

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017	Period Ended August 9, 2016	Year Ended October 31, 2015

Net asset value at beginning of period	$10.64	$ 8.96	$ 10.73	$ 8.86 [4]	$ 8.17	$ 10.46

Income (loss) from investment operations:

Net investment income (loss)	(0.10)	(0.04)	(0.13)	— [1,5]	0.01	(0.04)

Net realized and unrealized gain (loss)	1.85	1.91	(1.44)	1.93	0.81	(2.19)

Total from investment operations	1.75	1.87	(1.57)	1.93	0.82	(2.23)

Less distributions:

From net investment income	—	(0.19)	(0.19)	(0.06)	(0.03)	(0.06)

From net realized gain	—	—	—	—	—	—

Tax return of capital	—	—	(0.01)	—	—	— [5]

Total distributions	—	(0.19)	(0.20)	(0.06)	(0.03)	(0.06)

Net asset value at end of period	$12.39	$10.64	$ 8.96	$10.73	$ 8.96 [6]	$ 8.17

Total return[2]	16.45%	20.89%	(14.92)%	10.81%	10.02%	(21.38)%

Portfolio turnover rate[3]	76%	76%	113%	140%	119%	106%

Net assets, end of period (in thousands)	$ 2	$ 1	$ 1	$ 2	$ 1	$ 1

Ratios to average net assets:[7]

Total expenses to average net assets:

Total expenses before reimbursements	2.49%	2.66%	2.96%	3.38%	3.86%	4.31%

Total expenses after reimbursements	2.17%	2.17%	2.17%	2.17%	2.22%	2.18%

Net investment income (loss) to average net assets:

Net investment loss before reimbursements	(1.22)%	(0.95)%	(1.25)%	(1.20)%	(1.39)%	(2.57)%

Net investment income (loss) after reimbursements	(0.90)%	(0.46)%	(0.46)%	0.01%	0.25%	(0.44)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Institutional Class

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value at beginning of year	$ 10.81	$ 9.06	$ 10.78	$ 8.05	$ 7.02
Income (loss) from investment operations:
Net investment income	0.11	0.06	0.07	0.08 [1]	0.08
Net realized and unrealized gain (loss)	1.77	1.93	(1.54)	2.80	1.02

Total from investment operations	1.88	1.99	(1.47)	2.88	1.10

Less distributions:

From net investment income	(0.04)	(0.24)	(0.24)	(0.15)	(0.07)
From net realized gain	—	—	—	—	—
Tax return of capital	—	—	(0.01)	—	—

Total distributions	(0.04)	(0.24)	(0.25)	(0.15)	(0.07)

Net asset value at end of year	$ 12.65	$ 10.81	$ 9.06	$10.78	$ 8.05

Total return[2]	17.41%	22.05%	(14.01)%	36.21%	15.80%

Portfolio turnover rate[3]	76%	76%	113%	140%	119%

Net assets, end of year (in thousands)	$82,385	$35,011	$24,162	$8,106	$9,074

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.56%	1.66%	1.95%	2.35%	2.71%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.22)%	0.09%	0.10%	(0.33)%	(0.46)%
Net investment income after reimbursements	0.17%	0.58%	0.88%	0.85%	1.08%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Initial investment in Class C occurred on March 3, 2017. The beginning NAV for Class C is the end of day NAV for the Institutional Class on March 3, 2017.
[5]	Amount is less than $0.005 per share.
[6]	There were no investors in Ashmore Emerging Markets Equity Fund Class C at the year ended October 31, 2016. Net asset value shown represents net asset value prior to the final redemption.
[7]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity ESG Fund

Class A Period Ended October 31, 2020[1]
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:

Net investment loss	(0.01)

Net realized and unrealized gain	2.06

Total from investment operations	2.05

Less distributions:

From net investment income	—

From net realized gain	—

Tax return of capital	—

Total distributions	—

Net asset value at end of period	$12.05

Total return[2]	20.50%

Portfolio turnover rate[3]	45%

Net assets, end of period (in thousands)	$ 1

Ratios to average net assets:[4]

Total expenses to average net assets:

Total expenses before reimbursements	4.16%

Total expenses after reimbursements	1.42%

Net investment loss to average net assets:

Net investment loss before reimbursements	(2.89)%

Net investment loss after reimbursements	(0.15)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity ESG Fund

Class C Period Ended October 31, 2020[1]
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:

Net investment loss	(0.06)

Net realized and unrealized gain	2.06

Total from investment operations	2.00

Less distributions:

From net investment income	—

From net realized gain	—

Tax return of capital	—

Total distributions	—

Net asset value at end of period	$12.00

Total return[2]	20.00%

Portfolio turnover rate[3]	45%

Net assets, end of period (in thousands)	$ 1

Ratios to average net assets:[4]
Total expenses to average net assets:

Total expenses before reimbursements	4.77%

Total expenses after reimbursements	2.17%

Net investment loss to average net assets:

Net investment loss before reimbursements	(3.50)%

Net investment loss after reimbursements	(0.90)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity ESG Fund

Institutional Class Period Ended October 31, 2020[1]
Net asset value at beginning of period	$ 10.00

Income from investment operations:

Net investment income	0.01

Net realized and unrealized gain	2.05

Total from investment operations	2.06

Less distributions:

From net investment income	(—)[5]

From net realized gain	—

Tax return of capital	—

Total distributions	—

Net asset value at end of period	$ 12.06

Total return[2]	20.60%

Portfolio turnover rate[3]	45%

Net assets, end of period (in thousands)	$12,062

Ratios to average net assets:[4]
Total expenses to average net assets:

Total expenses before reimbursements	3.68%

Total expenses after reimbursements	1.17%

Net investment income (loss) to average net assets:

Net investment loss before reimbursements	(2.41)%

Net investment income after reimbursements	0.10%

[1]	Class A, Class C and the Institutional Class commenced investment operations on February 26, 2020.
[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.
[5]	Amount is less than $0.005 per share.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Select Fund

Class A Period Ended October 31, 2020[1]
Net asset value at beginning of period	$10.00

Income from investment operations:

Net investment income	0.14

Net realized and unrealized gain	0.19

Total from investment operations	0.33

Less distributions:

From net investment income	(0.15)

From net realized gain	—

Tax return of capital	—

Total distributions	(0.15)

Net asset value at end of period	$10.18

Total return[2]	3.30%

Portfolio turnover rate[3]	12%

Net assets, end of period (in thousands)	$ 1

Ratios to average net assets:[4]
Total expenses to average net assets:

Total expenses before reimbursements	4.87%

Total expenses after reimbursements	0.92%

Net investment income to average net assets:

Net investment income before reimbursements	0.05%

Net investment income after reimbursements	4.00%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Select Fund

Class C Period Ended October 31, 2020[1]
Net asset value at beginning of period	$10.00

Income from investment operations:

Net investment income	0.12

Net realized and unrealized gain	0.18

Total from investment operations	0.30

Less distributions:

From net investment income	(0.12)

From net realized gain	—

Tax return of capital	—

Total distributions	(0.12)

Net asset value at end of period	$10.18

Total return[2]	3.03%

Portfolio turnover rate[3]	12%

Net assets, end of period (in thousands)	$ 1

Ratios to average net assets:[4]
Total expenses to average net assets:

Total expenses before reimbursements	5.60%

Total expenses after reimbursements	1.67%

Net investment income (loss) to average net assets:

Net investment loss before reimbursements	(0.68)%

Net investment income after reimbursements	3.25%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Select Fund

Institutional Class Period Ended October 31, 2020[1]
Net asset value at beginning of period	$ 10.00

Income from investment operations:

Net investment income	0.16

Net realized and unrealized gain	0.18

Total from investment operations	0.34

Less distributions:

From net investment income	(0.16)

From net realized gain	—

Tax return of capital	—

Total distributions	(0.16)

Net asset value at end of period	$ 10.18

Total return[2]	3.43%

Portfolio turnover rate[3]	12%

Net assets, end of period (in thousands)	$10,317

Ratios to average net assets:[4]

Total expenses to average net assets:

Total expenses before reimbursements	4.58%

Total expenses after reimbursements	0.67%

Net investment income to average net assets:

Net investment income before reimbursements	0.29%

Net investment income after reimbursements	4.20%

[1]	Class A, Class C and the Institutional Class commenced investment operations on June 15, 2020.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Investment Grade Income Fund

Class A Period Ended October 31, 2020[1]
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:

Net investment income	0.03

Net realized and unrealized loss	(0.15)

Total from investment operations	(0.12)

Less distributions:

From net investment income	(0.03)

From net realized gain	—

Tax return of capital	—

Total distributions	(0.03)

Net asset value at end of period	$ 9.85

Total return[2]	(1.19)%

Portfolio turnover rate[3]	3%

Net assets, end of period (in thousands)	$ 1

Ratios to average net assets:[4]

Total expenses to average net assets:

Total expenses before reimbursements	4.88%

Total expenses after reimbursements	0.97%

Net investment income (loss) to average net assets:

Net investment loss before reimbursements	(1.27)%

Net investment income after reimbursements	2.64%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Investment Grade Income Fund

Class C Period Ended October 31, 2020[1]
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:

Net investment income	0.02

Net realized and unrealized loss	(0.15)

Total from investment operations	(0.13)

Less distributions:

From net investment income	(0.02)

From net realized gain	—

Tax return of capital	—

Total distributions	(0.02)

Net asset value at end of period	$ 9.85

Total return[2]	(1.26)%

Portfolio turnover rate[3]	3%

Net assets, end of period (in thousands)	$ 1

Ratios to average net assets:[4]

Total expenses to average net assets:

Total expenses before reimbursements	5.62%

Total expenses after reimbursements	1.72%

Net investment income (loss) to average net assets:

Net investment loss before reimbursements	(2.02)%

Net investment income after reimbursements	1.88%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Investment Grade Income Fund

Institutional Class Period Ended October 31, 2020[1]
Net asset value at beginning of period	$ 10.00

Income (loss) from investment operations:

Net investment income	0.03

Net realized and unrealized loss	(0.15)

Total from investment operations	(0.12)

Less distributions:

From net investment income	(0.03)

From net realized gain	—

Tax return of capital	—

Total distributions	(0.03)

Net asset value at end of period	$ 9.85

Total return[2]	(1.16)%

Portfolio turnover rate[3]	3%

Net assets, end of period (in thousands)	$19,757

Ratios to average net assets:[4]

Total expenses to average net assets:

Total expenses before reimbursements	4.43%

Total expenses after reimbursements	0.72%

Net investment income (loss) to average net assets:

Net investment loss before reimbursements	(0.92)%

Net investment income after reimbursements	2.79%

[1]	Class A, Class C and the Institutional Class commenced investment operations on September 17, 2020.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Debt Securities

Angola (Cost $19,108,049)
Angola (Rep of), 9.500%, 11/12/2025		4,217,000	$3,605,974	0.29
Angola (Rep of), 8.250%, 05/09/2028		2,435,000	1,913,666	0.16
Angola (Rep of), 8.000%, 11/26/2029		3,530,000	2,713,659	0.22
Angola (Rep of), 9.375%, 05/08/2048		5,682,000	4,339,912	0.35
Angola (Rep of), 9.125%, 11/26/2049		5,620,000	4,267,873	0.34
			16,841,084	1.36

Argentina (Cost $59,287,437)
Argentina (Rep of), 1.000%, 07/09/2029		3,975,200	1,629,832	0.13
Argentina (Rep of), (Step to 0.500% on 07/09/2021), 0.125%, 07/09/2030[2]		34,487,451	12,656,894	1.02
Argentina (Rep of), (Step to 1.125% on 07/09/2021), 0.125%, 07/09/2035[2]		28,708,317	9,387,620	0.76
Argentina (Rep of), (Step to 2.000% on 07/09/2021), 0.125%, 01/09/2038[2]		5,581,313	2,081,885	0.17
Argentina (Rep of), (Step to 2.500% on 07/09/2021), 0.125%, 07/09/2041[2]		9,665,926	3,267,180	0.26
Bonos del Tesoro Nacional en Pesos Badlar, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.000%), 33.016%, 04/03/2022	ARS	68,512,050	384,836	0.03
Ciudad Autonoma De Buenos Aires, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.250%), 34.214%, 03/29/2024	ARS	22,430,417	123,770	0.01
Pampa Energia S.A., 7.375%, 07/21/2023		2,021,000	1,677,390	0.13
Provincia de Buenos Aires, 34.958%, 04/12/2025[3]	ARS	62,075,000	273,515	0.02
YPF S.A., 8.750%, 04/04/2024		11,558,000	7,606,898	0.61
			39,089,820	3.14

Azerbaijan (Cost $9,818,783)
Southern Gas Corridor CJSC, 6.875%, 03/24/2026		5,289,000	6,021,135	0.49
State Oil Co. of the Azerbaijan Republic, 4.750%, 03/13/2023		710,000	739,728	0.06
State Oil Co. of the Azerbaijan Republic, 6.950%, 03/18/2030		2,984,000	3,534,130	0.28
			10,294,993	0.83

Bahrain (Cost $7,922,655)
Bahrain (Rep of), 7.500%, 09/20/2047		3,922,000	4,138,302	0.33
Oil and Gas Holding (The) Co. BSCC, 7.625%, 11/07/2024		1,517,000	1,619,325	0.13
Oil and Gas Holding (The) Co. BSCC, 8.375%, 11/07/2028		2,000,000	2,195,500	0.18
			7,953,127	0.64

Belarus (Cost $2,914,806)
Belarus (Rep of), 7.625%, 06/29/2027		1,595,000	1,580,167	0.13
Belarus (Rep of), 6.200%, 02/28/2030		1,162,000	1,094,599	0.09
			2,674,766	0.22

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Brazil (Cost $130,062,025)
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.398%), 6.250%, 04/15/2024[4]		8,605,000	$8,260,800	0.66
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 6.362%), 9.000%, 06/18/2024[4]		4,290,000	4,667,520	0.38
Brazil (Rep of), 6.000%, 04/07/2026		1,540,000	1,794,100	0.14
Brazil (Rep of), 4.625%, 01/13/2028		1,710,000	1,857,915	0.15
Brazil (Rep of), 8.250%, 01/20/2034		1,360,000	1,846,214	0.15
Brazil (Rep of), 7.125%, 01/20/2037		1,930,000	2,424,582	0.20
Brazil (Rep of), 5.625%, 01/07/2041		1,170,000	1,278,225	0.10
Brazil (Rep of), 5.000%, 01/27/2045		2,800,000	2,856,000	0.23
Brazil (Rep of), 5.625%, 02/21/2047		1,749,000	1,919,528	0.16
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2023[5]	BRL	124,404,000	18,616,641	1.50
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	82,548,000	16,209,171	1.30
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	BRL	36,089,000	7,133,005	0.57
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2031	BRL	31,355,000	6,229,230	0.50
CSN Islands XI Corp., 6.750%, 01/28/2028		2,825,000	2,778,387	0.22
CSN Resources S.A., 7.625%, 02/13/2023		3,720,000	3,859,500	0.31
Oi S.A., 10.000%, 07/27/2025[6]		25,950,000	25,366,384	2.04
Samarco Mineracao S.A., 4.125%, 11/01/2022[7]		3,607,000	1,736,771	0.14
Samarco Mineracao S.A., 5.750%, 10/24/2023[7]		3,978,000	1,955,187	0.16
Samarco Mineracao S.A., 5.375%, 09/26/2024[7]		3,545,000	1,742,368	0.14
			112,531,528	9.05

Chile (Cost $30,041,272)
Banco del Estado de Chile, 3.875%, 02/08/2022		1,220,000	1,259,466	0.10
Bonos de la Tesoreria de la Republica, 1.500%, 03/01/2026	CLP	132,000	5,583,905	0.45
Bonos de la Tesoreria de la Republica, 1.900%, 09/01/2030	CLP	14,500	650,293	0.05
Bonos de la Tesoreria de la Republica, 2.000%, 03/01/2035	CLP	13,000	597,538	0.05
Chile (Rep of), 3.240%, 02/06/2028		1,133,000	1,259,341	0.10
Corp. Nacional del Cobre de Chile, 4.250%, 07/17/2042		1,461,000	1,629,636	0.13
Corp. Nacional del Cobre de Chile, 5.625%, 10/18/2043		2,979,000	3,962,113	0.32
Corp. Nacional del Cobre de Chile, 4.875%, 11/04/2044		4,006,000	4,900,343	0.39
Corp. Nacional del Cobre de Chile, 4.500%, 08/01/2047		1,867,000	2,201,502	0.18
Corp. Nacional del Cobre de Chile, 4.375%, 02/05/2049		2,541,000	2,950,632	0.24
Empresa de Transporte de Pasajeros Metro S.A., 4.700%, 05/07/2050		2,471,000	2,987,439	0.24
Empresa Nacional del Petroleo, 3.750%, 08/05/2026		1,530,000	1,615,122	0.13
Empresa Nacional del Petroleo, 4.500%, 09/14/2047		2,495,000	2,654,423	0.21
			32,251,753	2.59

China (Cost $64,551,621)
China (Rep of), 2.680%, 05/21/2030	CNY	32,640,000	4,672,158	0.38
China Evergrande Group, 11.500%, 01/22/2023		4,240,000	3,534,925	0.28
China Evergrande Group, 7.500%, 06/28/2023		7,041,000	5,319,395	0.43

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

China (continued)
China Evergrande Group, 10.500%, 04/11/2024		6,628,000	$5,206,015	0.42
China Evergrande Group, 8.750%, 06/28/2025		6,885,000	5,081,130	0.41
Fantasia Holdings Group Co. Ltd., 12.250%, 10/18/2022		1,189,000	1,249,004	0.10
Fantasia Holdings Group Co. Ltd., 10.875%, 01/09/2023		2,175,000	2,230,373	0.18
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016[3,7,8,9]		1,975,424	—	—
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022		4,843,000	4,724,253	0.38
Kaisa Group Holdings Ltd., 11.500%, 01/30/2023		1,655,000	1,669,376	0.13
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023		3,395,000	3,371,192	0.27
Kaisa Group Holdings Ltd., 9.375%, 06/30/2024		7,135,000	6,464,773	0.52
Scenery Journey Ltd., 11.500%, 10/24/2022		5,345,000	4,517,465	0.36
Scenery Journey Ltd., 12.000%, 10/24/2023		3,235,000	2,638,139	0.21
Scenery Journey Ltd., 13.750%, 11/06/2023		800,000	688,359	0.06
Sinochem Overseas Capital Co. Ltd., 4.500%, 11/12/2020		3,066,000	3,068,482	0.25
Sinopec Group Overseas Development 2012 Ltd., 4.875%, 05/17/2042		1,310,000	1,692,801	0.14
Sinopec Group Overseas Development 2018 Ltd., 2.700%, 05/13/2030		1,900,000	1,977,217	0.16
Sinopec Group Overseas Development 2018 Ltd., 3.350%, 05/13/2050		631,000	675,030	0.05
			58,780,087	4.73

Colombia (Cost $48,222,809)
Colombia (Rep of), 4.000%, 02/26/2024		2,398,000	2,554,829	0.21
Colombia (Rep of), 8.125%, 05/21/2024		2,986,000	3,598,130	0.29
Colombia (Rep of), 3.875%, 04/25/2027		2,623,000	2,836,774	0.23
Colombia (Rep of), 7.375%, 09/18/2037		2,191,000	3,081,116	0.25
Colombia (Rep of), 6.125%, 01/18/2041		3,584,000	4,625,152	0.37
Colombia (Rep of), 5.625%, 02/26/2044		3,021,000	3,743,019	0.30
Colombia (Rep of), 5.000%, 06/15/2045		544,000	635,392	0.05
Colombia (Rep of), 4.125%, 05/15/2051		1,643,000	1,719,400	0.14
Colombian TES, 4.750%, 02/23/2023	COP	41,783,000	3,244,193	0.26
Colombian TES, 10.000%, 07/24/2024	COP	9,497,500,000	2,987,773	0.24
Colombian TES, 6.250%, 11/26/2025	COP	2,582,700,000	726,559	0.06
Colombian TES, 7.500%, 08/26/2026	COP	15,931,700,000	4,707,461	0.38
Colombian TES, 5.750%, 11/03/2027	COP	25,255,200,000	6,753,884	0.54
Colombian TES, 6.000%, 04/28/2028	COP	4,902,100,000	1,322,069	0.11
Colombian TES, 7.000%, 06/30/2032	COP	2,774,500,000	763,216	0.06
Colombian TES, 7.250%, 10/18/2034	COP	2,799,200,000	776,788	0.06
Colombian TES, 7.250%, 10/26/2050	COP	4,859,600,000	1,286,542	0.10
Empresas Publicas de Medellin ESP, 8.375%, 11/08/2027	COP	8,747,000,000	2,332,987	0.19
			47,695,284	3.84

Costa Rica (Cost $2,610,541)
Costa Rica (Rep of), 6.125%, 02/19/2031		1,049,000	873,303	0.07
Costa Rica (Rep of), 5.625%, 04/30/2043		1,460,000	1,062,150	0.08

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Costa Rica (continued)
Costa Rica (Rep of), 7.000%, 04/04/2044		273,000	$213,622	0.02
			2,149,075	0.17

Croatia (Cost $8,372,601)
Croatia (Rep of), 6.375%, 03/24/2021		3,781,000	3,861,346	0.31
Croatia (Rep of), 6.000%, 01/26/2024		4,090,000	4,712,130	0.38
			8,573,476	0.69

Czech Republic (Cost $8,364,736)
Czech (Rep of), 0.950%, 05/15/2030	CZK	31,190,000	1,325,755	0.11
Czech (Rep of), 2.000%, 10/13/2033	CZK	98,850,000	4,665,968	0.37
Czech (Rep of), 4.200%, 12/04/2036	CZK	6,350,000	390,808	0.03
New World Resources N.V., 8.000%, 04/07/2020[7,8,9]	EUR	1,938,518	—	—
New World Resources N.V., 4.000%, 10/07/2020[7,8,9]	EUR	669,526	—	—
			6,382,531	0.51

Dominican Republic (Cost $35,234,006)
Dominican (Rep of), 7.500%, 05/06/2021		682,667	699,740	0.06
Dominican (Rep of), 6.600%, 01/28/2024		2,259,000	2,470,239	0.20
Dominican (Rep of), 5.875%, 04/18/2024		3,470,000	3,660,885	0.29
Dominican (Rep of), 5.500%, 01/27/2025		1,594,000	1,703,189	0.14
Dominican (Rep of), 6.875%, 01/29/2026		5,456,000	6,158,460	0.49
Dominican (Rep of), 9.750%, 06/05/2026	DOP	94,650,000	1,662,068	0.13
Dominican (Rep of), 6.000%, 07/19/2028		1,070,000	1,177,011	0.09
Dominican (Rep of), 4.875%, 09/23/2032[3]		4,980,000	5,054,750	0.41
Dominican (Rep of), 7.450%, 04/30/2044		2,535,000	2,893,702	0.23
Dominican (Rep of), 6.850%, 01/27/2045		3,235,000	3,465,655	0.28
Dominican (Rep of), 6.500%, 02/15/2048		1,319,000	1,355,286	0.11
Dominican (Rep of), 5.875%, 01/30/2060[3]		6,335,000	6,049,925	0.49
			36,350,910	2.92

Ecuador (Cost $63,147,710)
Ecuador (Rep of), 0.000%, 07/31/2030[3,5]		3,931,820	1,789,017	0.14
Ecuador (Rep of), (Step to 5.000% on 07/31/2021), 0.500%, 07/31/2030[2,3]		22,798,952	15,161,531	1.22
Ecuador (Rep of), (Step to 1.000% on 07/31/2021), 0.500%, 07/31/2035[2,3]		53,875,012	29,429,225	2.37
Ecuador (Rep of), (Step to 0.500% on 07/31/2021), 0.500%, 07/31/2040[2,3]		15,462,012	7,653,851	0.62
			54,033,624	4.35

Egypt (Cost $24,553,386)
Egypt (Rep of), 6.588%, 02/21/2028		2,277,000	2,288,840	0.18
Egypt (Rep of), 7.600%, 03/01/2029		2,005,000	2,083,797	0.17
Egypt (Rep of), 7.625%, 05/29/2032[3]		2,224,000	2,249,798	0.18
Egypt (Rep of), 8.500%, 01/31/2047		5,484,000	5,445,162	0.44
Egypt (Rep of), 7.903%, 02/21/2048		5,519,000	5,223,458	0.42
Egypt (Rep of), 8.700%, 03/01/2049		2,376,000	2,391,444	0.19

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Egypt (continued)
Egypt (Rep of), 8.875%, 05/29/2050[3]		4,290,000	$4,329,897	0.35
Egypt (Rep of), 8.150%, 11/20/2059		369,000	348,714	0.03
			24,361,110	1.96

El Salvador (Cost $17,041,930)
El Salvador (Rep of), 5.875%, 01/30/2025		1,363,000	1,119,718	0.09
El Salvador (Rep of), 6.375%, 01/18/2027		2,530,000	2,053,120	0.16
El Salvador (Rep of), 8.625%, 02/28/2029		2,705,000	2,343,910	0.19
El Salvador (Rep of), 8.250%, 04/10/2032		1,732,000	1,422,855	0.11
El Salvador (Rep of), 7.650%, 06/15/2035		1,814,000	1,434,892	0.12
El Salvador (Rep of), 7.625%, 02/01/2041		3,043,000	2,323,361	0.19
El Salvador (Rep of), 7.125%, 01/20/2050		2,556,000	1,897,830	0.15
El Salvador (Rep of), 9.500%, 07/15/2052[3]		1,601,000	1,382,480	0.11
			13,978,166	1.12

Gabon (Cost $4,713,438)
Gabon (Rep of), 6.375%, 12/12/2024		2,365,771	2,250,913	0.18
Gabon (Rep of), 6.625%, 02/06/2031		3,503,000	3,123,110	0.25
			5,374,023	0.43

Georgia (Cost $2,756,913)
Georgia (Rep of), 6.875%, 04/12/2021		2,723,000	2,763,317	0.22
			2,763,317	0.22

Ghana (Cost $6,392,341)
Ghana (Rep of), 7.625%, 05/16/2029		1,743,000	1,612,275	0.13
Ghana (Rep of), 8.125%, 03/26/2032		2,050,000	1,883,187	0.15
Ghana (Rep of), 7.875%, 02/11/2035		838,000	742,678	0.06
Ghana (Rep of), 8.950%, 03/26/2051		1,200,000	1,075,920	0.09
Ghana (Rep of), 8.750%, 03/11/2061		626,000	550,135	0.04
			5,864,195	0.47

Guatemala (Cost $386,638)
Guatemala (Rep of), 6.125%, 06/01/2050		323,000	397,939	0.03
			397,939	0.03

Hungary (Cost $11,847,364)
Hungary (Rep of), 5.750%, 11/22/2023		1,830,000	2,097,656	0.17
Hungary (Rep of), 5.375%, 03/25/2024		3,314,000	3,798,805	0.30
Hungary (Rep of), 6.750%, 10/22/2028	HUF	430,020,000	1,851,531	0.15
Hungary (Rep of), 3.000%, 08/21/2030	HUF	838,700,000	2,848,374	0.23
Hungary (Rep of), 7.625%, 03/29/2041		884,000	1,574,492	0.13
			12,170,858	0.98

India (Cost $3,196,226)
Export-Import Bank of India, 4.000%, 01/14/2023		2,189,000	2,303,793	0.18
Export-Import Bank of India, 3.375%, 08/05/2026		920,000	969,993	0.08
			3,273,786	0.26

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Indonesia (Cost $82,283,605)
Indonesia (Rep of), 8.375%, 03/15/2024	IDR	79,014,000,000	$5,940,140	0.48
Indonesia (Rep of), 8.375%, 09/15/2026	IDR	105,269,000,000	8,067,924	0.65
Indonesia (Rep of), 7.000%, 05/15/2027	IDR	47,273,000,000	3,369,274	0.27
Indonesia (Rep of), 6.125%, 05/15/2028	IDR	27,701,000,000	1,859,035	0.15
Indonesia (Rep of), 8.250%, 05/15/2029	IDR	60,562,000,000	4,591,341	0.37
Indonesia (Rep of), 7.000%, 09/15/2030	IDR	45,861,000,000	3,230,496	0.26
Indonesia (Rep of), 7.750%, 04/15/2031	IDR	8,998,000,000	657,669	0.05
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	27,075,000,000	2,098,260	0.17
Indonesia (Rep of), 6.625%, 05/15/2033	IDR	46,487,000,000	3,087,465	0.25
Indonesia (Rep of), 8.375%, 03/15/2034	IDR	9,455,000,000	709,545	0.06
Indonesia (Rep of), 7.500%, 06/15/2035	IDR	30,328,000,000	2,137,994	0.17
Indonesia (Rep of), 8.500%, 10/12/2035		1,467,000	2,368,670	0.19
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	38,990,000,000	2,885,471	0.23
Indonesia (Rep of), 6.625%, 02/17/2037		1,755,000	2,476,200	0.20
Indonesia (Rep of), 7.750%, 01/17/2038		2,222,000	3,463,376	0.28
Indonesia (Rep of), 7.500%, 05/15/2038	IDR	8,539,000,000	595,151	0.05
Indonesia (Rep of), 8.375%, 04/15/2039	IDR	37,239,000,000	2,780,329	0.22
Indonesia (Rep of), 5.250%, 01/17/2042		1,633,000	2,074,931	0.17
Indonesia (Rep of), 5.125%, 01/15/2045		4,135,000	5,243,697	0.42
Indonesia (Rep of), 5.950%, 01/08/2046		1,886,000	2,680,691	0.22
Indonesia (Rep of), 5.250%, 01/08/2047		2,690,000	3,526,221	0.28
Indonesia (Rep of), 4.750%, 07/18/2047		1,750,000	2,162,499	0.17
Indonesia Asahan Aluminium Persero PT, 5.710%, 11/15/2023		2,061,000	2,267,100	0.18
Indonesia Asahan Aluminium Persero PT, 4.750%, 05/15/2025[3]		776,000	840,020	0.07
Indonesia Asahan Aluminium Persero PT, 5.450%, 05/15/2030[3]		1,094,000	1,246,310	0.10
Indonesia Asahan Aluminium Persero PT, 6.757%, 11/15/2048		1,747,000	2,237,139	0.18
Indonesia Asahan Aluminium Persero PT, 5.800%, 05/15/2050[3]		573,000	663,974	0.05
Pertamina Persero PT, 6.000%, 05/03/2042		1,079,000	1,316,380	0.11
Pertamina Persero PT, 6.500%, 11/07/2048		947,000	1,268,980	0.10
Pertamina Persero PT, 4.175%, 01/21/2050		1,422,000	1,419,533	0.11
Perusahaan Penerbit SBSN Indonesia III, 4.325%, 05/28/2025		617,000	698,731	0.06
Perusahaan Penerbit SBSN Indonesia III, 4.550%, 03/29/2026		2,589,000	2,982,062	0.24
Perusahaan Penerbit SBSN Indonesia III, 3.800%, 06/23/2050		698,000	740,215	0.06
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.500%, 11/22/2021		2,680,000	2,801,672	0.23
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.250%, 05/15/2047		1,188,000	1,357,290	0.11
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 6.150%, 05/21/2048		2,381,000	3,029,822	0.24
			88,875,607	7.15

Iraq (Cost $955,144)
Iraq (Rep of), 5.800%, 01/15/2028		997,500	857,798	0.07
			857,798	0.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Ivory Coast (Cost $10,741,380)
Ivory Coast (Rep of), 6.375%, 03/03/2028		2,588,000	$2,713,285	0.22
Ivory Coast (Rep of), 5.875%, 10/17/2031	EUR	2,813,000	3,203,135	0.26
Ivory Coast (Rep of), 6.125%, 06/15/2033		200,000	201,691	0.02
Ivory Coast (Rep of), 6.875%, 10/17/2040	EUR	4,100,000	4,649,959	0.37
			10,768,070	0.87

Jamaica (Cost $12,358,992)
Digicel Group 0.5 Ltd., 7.000%, 11/23/2020[3,6]		1,125,933	152,001	0.01
Digicel Group 0.5 Ltd., 10.000%, 04/01/2024[6]		8,039,811	6,110,256	0.49
Digicel Group 0.5 Ltd., 8.000%, 04/01/2025[3,6]		3,864,071	1,304,124	0.11
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.750%, 05/25/2024		2,447,503	2,444,444	0.20
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.000%, 12/31/2026		1,014,589	755,869	0.06
Jamaica (Rep of), 7.875%, 07/28/2045		1,750,000	2,279,375	0.18
			13,046,069	1.05

Kazakhstan (Cost $15,001,443)
Development Bank of Kazakhstan JSC, 4.125%, 12/10/2022		4,180,000	4,374,370	0.35
Kazakhstan (Rep of), 6.500%, 07/21/2045		2,827,000	4,458,530	0.36
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042		2,491,000	3,412,371	0.27
KazMunayGas National Co. JSC, 5.375%, 04/24/2030		2,585,000	3,083,543	0.25
KazMunayGas National Co. JSC, 6.375%, 10/24/2048		1,541,000	2,047,305	0.17
			17,376,119	1.40

Kenya (Cost $3,501,270)
Kenya (Rep of), 7.000%, 05/22/2027		1,070,000	1,111,613	0.09
Kenya (Rep of), 8.000%, 05/22/2032		2,260,000	2,371,011	0.19
			3,482,624	0.28

Lebanon (Cost $40,510,468)
Lebanon (Rep of), 6.375%, 03/09/2020[7,8]		5,105,000	840,385	0.07
Lebanon (Rep of), 5.800%, 04/14/2020[7,8]		3,619,000	596,628	0.05
Lebanon (Rep of), 6.150%, 06/19/2020[7,8]		6,977,000	1,123,018	0.09
Lebanon (Rep of), 8.250%, 04/12/2021[7]		11,125,000	1,680,765	0.14
Lebanon (Rep of), 6.100%, 10/04/2022[7]		12,335,000	1,769,086	0.14
Lebanon (Rep of), 6.000%, 01/27/2023[7]		1,421,000	196,325	0.02
Lebanon (Rep of), 6.600%, 11/27/2026[7]		2,059,000	293,819	0.02
Lebanon (Rep of), 6.850%, 03/23/2027[7]		4,544,000	641,577	0.05
Lebanon (Rep of), 7.000%, 03/23/2032[7]		3,055,000	427,560	0.04
Lebanon (Rep of), 7.050%, 11/02/2035[7]		244,000	34,643	—
Lebanon (Rep of), 7.250%, 03/23/2037[7]		2,067,000	294,217	0.02
			7,898,023	0.64

Malaysia (Cost $18,923,064)
Malaysia (Rep of), 4.181%, 07/15/2024	MYR	2,150,000	558,770	0.05
Malaysia (Rep of), 3.899%, 11/16/2027	MYR	1,099,000	289,128	0.02
Malaysia (Rep of), 3.733%, 06/15/2028	MYR	6,370,000	1,661,180	0.13

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Malaysia (continued)
Malaysia (Rep of), 3.885%, 08/15/2029	MYR	4,029,000	$1,062,930	0.09
Malaysia (Rep of), 2.632%, 04/15/2031	MYR	15,443,000	3,717,359	0.30
Malaysia (Rep of), 4.232%, 06/30/2031	MYR	2,488,000	676,729	0.05
Malaysia (Rep of), 4.642%, 11/07/2033	MYR	1,728,000	484,603	0.04
Malaysia (Rep of), 3.828%, 07/05/2034	MYR	5,407,000	1,403,204	0.11
Malaysia (Rep of), 4.893%, 06/08/2038	MYR	1,707,000	482,560	0.04
Malaysia (Rep of), 3.757%, 05/22/2040	MYR	2,004,000	501,140	0.04
Malaysia (Rep of), 4.935%, 09/30/2043	MYR	747,000	208,390	0.02
Malaysia (Rep of), 4.921%, 07/06/2048	MYR	1,743,000	482,158	0.04
Malaysia (Rep of), 4.065%, 06/15/2050	MYR	4,456,000	1,103,329	0.09
Petronas Capital Ltd., 4.550%, 04/21/2050		4,288,000	5,396,529	0.43
Petronas Capital Ltd., 4.800%, 04/21/2060		574,000	780,081	0.06
			18,808,090	1.51

Mexico (Cost $69,091,132)
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.967%), 6.750%, 09/27/2024[4]		1,670,000	1,678,350	0.14
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.353%), 7.625%, 01/10/2028[4]		550,000	548,625	0.04
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.470%), 7.500%, 06/27/2029[4]		1,575,000	1,556,100	0.13
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 7.760%), 8.375%, 10/14/2030[4]		3,600,000	3,820,536	0.31
Braskem Idesa S.A.P.I., 7.450%, 11/15/2029		3,835,000	3,626,069	0.29
Comision Federal de Electricidad, 4.875%, 01/15/2024		2,353,000	2,558,911	0.21
Comision Federal de Electricidad, 8.180%, 12/23/2027	MXN	24,850,000	1,133,212	0.09
Comision Federal de Electricidad, 5.750%, 02/14/2042		2,767,000	3,043,700	0.24
Mexican Bonos, 10.000%, 12/05/2024	MXN	24,500,000	1,366,151	0.11
Mexican Bonos, 7.500%, 06/03/2027	MXN	15,080,000	781,865	0.06
Mexican Bonos, 8.500%, 05/31/2029	MXN	23,130,000	1,272,115	0.10
Mexican Bonos, 8.500%, 11/18/2038	MXN	146,090,000	7,995,262	0.64
Mexico (Rep of), 3.600%, 01/30/2025		1,236,000	1,330,814	0.11
Mexico (Rep of), 6.050%, 01/11/2040		1,068,000	1,341,814	0.11
Mexico (Rep of), 4.750%, 03/08/2044		1,388,000	1,533,754	0.12
Mexico (Rep of), 5.550%, 01/21/2045		1,734,000	2,115,497	0.17
Mexico (Rep of), 4.350%, 01/15/2047		1,292,000	1,356,613	0.11
Mexico (Rep of), 5.750%, 10/12/2110		2,038,000	2,369,195	0.19
Petroleos Mexicanos, 7.190%, 09/12/2024	MXN	79,460,000	3,257,217	0.26
Petroleos Mexicanos, 6.750%, 09/21/2047		10,322,000	8,012,865	0.64
Petroleos Mexicanos, 6.350%, 02/12/2048		2,700,000	2,062,125	0.17
Petroleos Mexicanos, 7.690%, 01/23/2050		8,214,000	6,825,259	0.55
Petroleos Mexicanos, 6.950%, 01/28/2060		13,357,000	10,445,174	0.84
			70,031,223	5.63

Mongolia (Cost $3,238,894)
Development Bank of Mongolia LLC, 7.250%, 10/23/2023		1,100,000	1,149,500	0.09

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Mongolia (continued)
Mongolia (Rep of), 5.625%, 05/01/2023		1,120,000	$1,163,400	0.10
Mongolia (Rep of), 5.125%, 04/07/2026[3]		711,000	732,228	0.06
Mongolian Mining Corp., 2.155%, 04/01/2021[6]		992,986	397,415	0.03
			3,442,543	0.28

Morocco (Cost $3,830,465)
Morocco (Rep of), 4.250%, 12/11/2022		2,485,000	2,599,494	0.21
Morocco (Rep of), 5.500%, 12/11/2042		1,133,000	1,361,739	0.11
			3,961,233	0.32

Nigeria (Cost $6,850,907)
Nigeria (Rep of), 6.500%, 11/28/2027		1,576,000	1,528,424	0.12
Nigeria (Rep of), 7.696%, 02/23/2038		1,903,000	1,748,666	0.14
Nigeria (Rep of), 7.625%, 11/28/2047		2,280,000	2,074,937	0.17
Nigeria (Rep of), 9.248%, 01/21/2049		1,110,000	1,126,650	0.09
			6,478,677	0.52

Oman (Cost $9,681,932)
Oman (Rep of), 4.750%, 06/15/2026		1,096,000	1,001,810	0.08
Oman (Rep of), 6.500%, 03/08/2047		6,122,000	4,939,597	0.40
Oman (Rep of), 6.750%, 01/17/2048		3,454,000	2,820,840	0.23
			8,762,247	0.71

Pakistan (Cost $17,842,029)
Pakistan (Rep of), 8.250%, 04/15/2024		5,650,000	5,874,644	0.47
Pakistan (Rep of), 8.250%, 09/30/2025		1,394,000	1,458,821	0.12
Pakistan (Rep of), 6.875%, 12/05/2027		7,737,000	7,564,434	0.61
Third Pakistan International Sukuk (The) Co. Ltd., 5.500%, 10/13/2021		837,000	833,861	0.07
Third Pakistan International Sukuk (The) Co. Ltd., 5.625%, 12/05/2022		2,186,000	2,181,978	0.17
			17,913,738	1.44

Panama (Cost $13,495,896)
Panama (Rep of), 4.000%, 09/22/2024		1,050,000	1,151,073	0.09
Panama (Rep of), 7.125%, 01/29/2026		769,000	971,832	0.08
Panama (Rep of), 8.875%, 09/30/2027		1,427,000	2,045,976	0.17
Panama (Rep of), 9.375%, 04/01/2029		1,482,000	2,278,590	0.18
Panama (Rep of), 6.700%, 01/26/2036		2,529,000	3,654,430	0.29
Panama (Rep of), 4.500%, 05/15/2047		1,320,000	1,626,913	0.13
Panama (Rep of), 4.300%, 04/29/2053		2,781,000	3,358,085	0.27
			15,086,899	1.21

Paraguay (Cost $3,095,480)
Paraguay (Rep of), 4.625%, 01/25/2023		1,680,000	1,775,760	0.14
Paraguay (Rep of), 4.700%, 03/27/2027		1,246,000	1,406,746	0.12
			3,182,506	0.26

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Peru (Cost $35,488,023)
Fondo MIVIVIENDA S.A., 7.000%, 02/14/2024	PEN	5,140,000	$1,593,677	0.13
Peru (Rep of), 7.350%, 07/21/2025		3,484,000	4,450,845	0.36
Peru (Rep of), 6.950%, 08/12/2031	PEN	21,748,000	7,418,841	0.59
Peru (Rep of), 8.750%, 11/21/2033		4,920,000	8,302,549	0.67
Peru (Rep of), 5.400%, 08/12/2034	PEN	10,341,000	3,010,797	0.24
Peru (Rep of), 5.350%, 08/12/2040	PEN	6,968,000	1,881,157	0.15
Peru (Rep of), 5.625%, 11/18/2050		5,843,000	9,334,193	0.75
Petroleos del Peru S.A., 5.625%, 06/19/2047		1,718,000	1,972,350	0.16
			37,964,409	3.05

Philippines (Cost $20,859,843)
Philippines (Rep of), 4.950%, 01/15/2021	PHP	11,000,000	227,273	0.02
Philippines (Rep of), 3.900%, 11/26/2022	PHP	35,000,000	736,690	0.06
Philippines (Rep of), 10.625%, 03/16/2025		1,530,000	2,168,285	0.17
Philippines (Rep of), 9.500%, 02/02/2030		2,862,000	4,683,577	0.38
Philippines (Rep of), 7.750%, 01/14/2031		3,160,000	4,784,909	0.38
Philippines (Rep of), 6.375%, 10/23/2034		2,418,000	3,501,146	0.28
Philippines (Rep of), 6.250%, 01/14/2036	PHP	15,000,000	397,563	0.03
Philippines (Rep of), 2.950%, 05/05/2045		1,191,000	1,250,947	0.10
Power Sector Assets & Liabilities Management Corp., 7.390%, 12/02/2024		3,826,000	4,793,060	0.39
			22,543,450	1.81

Poland (Cost $1,645,710)
Poland (Rep of), 2.750%, 10/25/2029	PLN	6,102,000	1,757,258	0.14
			1,757,258	0.14

Qatar (Cost $19,490,710)
Qatar (Rep of), 3.250%, 06/02/2026		4,217,000	4,654,725	0.37
Qatar (Rep of), 5.103%, 04/23/2048		4,300,000	5,928,152	0.48
Qatar (Rep of), 4.817%, 03/14/2049		7,480,000	9,960,742	0.80
Qatar (Rep of), 4.400%, 04/16/2050		1,330,000	1,693,010	0.14
			22,236,629	1.79

Romania (Cost $21,294,429)
Romania (Rep of), 6.750%, 02/07/2022		2,420,000	2,597,628	0.21
Romania (Rep of), 4.375%, 08/22/2023		4,192,000	4,563,411	0.37
Romania (Rep of), 5.800%, 07/26/2027	RON	16,130,000	4,437,678	0.36
Romania (Rep of), 3.624%, 05/26/2030	EUR	1,050,000	1,401,913	0.11
Romania (Rep of), 3.000%, 02/14/2031[3]		800,000	828,410	0.07
Romania (Rep of), 6.125%, 01/22/2044		658,000	885,161	0.07
Romania (Rep of), 3.375%, 01/28/2050	EUR	3,351,000	4,053,021	0.32
Romania (Rep of), 4.000%, 02/14/2051		3,720,000	3,789,802	0.30
			22,557,024	1.81

Russian Federation (Cost $41,844,741)
CEDC Finance Corp. International, Inc., 10.000%, 12/31/2022[3]		1,071,532	725,963	0.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Russian Federation (continued)
Russian Federal Bond - OFZ, 7.400%, 07/17/2024	RUB	162,465,000	$2,198,857	0.18
Russian Federal Bond - OFZ, 7.150%, 11/12/2025	RUB	174,924,000	2,365,555	0.19
Russian Federal Bond - OFZ, 7.750%, 09/16/2026	RUB	372,068,000	5,203,320	0.42
Russian Federal Bond - OFZ, 7.050%, 01/19/2028	RUB	259,680,000	3,510,679	0.28
Russian Federal Bond - OFZ, 6.900%, 05/23/2029	RUB	164,990,000	2,206,658	0.18
Russian Federal Bond - OFZ, 8.500%, 09/17/2031	RUB	280,759,000	4,149,312	0.33
Russian Federal Bond - OFZ, 7.700%, 03/23/2033	RUB	300,544,000	4,218,199	0.34
Russian Federal Bond - OFZ, 7.250%, 05/10/2034	RUB	44,033,000	598,370	0.05
Russian Foreign Bond - Eurobond, 4.250%, 06/23/2027		1,600,000	1,796,621	0.14
Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029		3,000,000	3,425,442	0.27
Russian Foreign Bond - Eurobond, 5.250%, 06/23/2047		5,400,000	7,084,519	0.57
SCF Capital Designated Activity Co., 5.375%, 06/16/2023		2,653,000	2,832,078	0.23
			40,315,573	3.24

Saudi Arabia (Cost $16,456,722)
Saudi (Rep of), 4.625%, 10/04/2047		1,426,000	1,723,806	0.14
Saudi (Rep of), 5.000%, 04/17/2049		4,076,000	5,201,604	0.42
Saudi (Rep of), 5.250%, 01/16/2050		5,110,000	6,757,014	0.54
Saudi (Rep of), 3.750%, 01/21/2055		3,047,000	3,252,989	0.26
Saudi (Rep of), 4.500%, 04/22/2060[3]		1,592,000	1,935,821	0.16
			18,871,234	1.52

Singapore (Cost $548,983)
Puma International Financing S.A., 5.000%, 01/24/2026		655,000	538,737	0.04
			538,737	0.04

South Africa (Cost $43,268,774)
Eskom Holdings SOC Ltd., 7.125%, 02/11/2025		1,019,000	952,349	0.08
South Africa (Rep of), 5.875%, 05/30/2022		1,292,000	1,367,623	0.11
South Africa (Rep of), 10.500%, 12/21/2026	ZAR	25,971,000	1,855,374	0.15
South Africa (Rep of), 4.300%, 10/12/2028		4,849,000	4,709,349	0.38
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	77,558,000	4,382,527	0.35
South Africa (Rep of), 5.875%, 06/22/2030		1,157,000	1,221,954	0.10
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	202,082,000	10,663,166	0.86
South Africa (Rep of), 8.875%, 02/28/2035	ZAR	22,480,000	1,154,785	0.09
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	29,264,000	1,435,916	0.12
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	25,991,000	1,216,498	0.10
South Africa (Rep of), 5.000%, 10/12/2046		1,067,000	899,737	0.07
South Africa (Rep of), 5.650%, 09/27/2047		3,168,000	2,858,360	0.23
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	77,870,000	3,631,342	0.29
South Africa (Rep of), 5.750%, 09/30/2049		1,980,000	1,783,148	0.14
			38,132,128	3.07

Sri Lanka (Cost $9,830,423)
Sri Lanka (Rep of), 6.825%, 07/18/2026		1,251,000	662,954	0.05
Sri Lanka (Rep of), 6.200%, 05/11/2027		2,250,000	1,181,250	0.10
Sri Lanka (Rep of), 6.750%, 04/18/2028		910,000	477,750	0.04

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Sri Lanka (continued)
Sri Lanka (Rep of), 7.850%, 03/14/2029		3,128,000	$1,673,480	0.13
Sri Lanka (Rep of), 7.550%, 03/28/2030		2,648,000	1,403,205	0.11
			5,398,639	0.43

Suriname (Cost $2,083,101)
Suriname (Rep of), 9.250%, 10/26/2026		2,141,000	1,113,320	0.09
			1,113,320	0.09

Thailand (Cost $5,524,817)
Thailand (Rep of), 3.400%, 06/17/2036	THB	26,902,000	1,066,131	0.09
Thailand (Rep of), 3.300%, 06/17/2038	THB	79,504,000	3,085,200	0.25
Thailand (Rep of), 2.000%, 06/17/2042	THB	44,923,000	1,442,562	0.12
Thailand (Rep of), 2.875%, 06/17/2046	THB	4,854,000	179,615	0.01
Thailand (Rep of), 3.600%, 06/17/2067	THB	18,378,000	766,031	0.06
			6,539,539	0.53

Turkey (Cost $26,927,624)
Turkey (Rep of), 10.700%, 08/17/2022	TRY	14,170,000	1,591,261	0.13
Turkey (Rep of), 3.250%, 03/23/2023		1,300,000	1,226,623	0.10
Turkey (Rep of), 7.250%, 12/23/2023		686,000	700,056	0.06
Turkey (Rep of), 5.750%, 03/22/2024		1,930,000	1,876,385	0.15
Turkey (Rep of), 6.350%, 08/10/2024		965,000	950,322	0.08
Turkey (Rep of), 5.600%, 11/14/2024		1,158,000	1,111,587	0.09
Turkey (Rep of), 7.375%, 02/05/2025		1,338,000	1,365,563	0.11
Turkey (Rep of), 4.250%, 03/13/2025		698,000	636,052	0.05
Turkey (Rep of), 10.600%, 02/11/2026	TRY	6,075,000	637,986	0.05
Turkey (Rep of), 6.000%, 03/25/2027		2,408,000	2,271,587	0.18
Turkey (Rep of), 10.500%, 08/11/2027	TRY	5,956,000	604,165	0.05
Turkey (Rep of), 6.125%, 10/24/2028		2,140,000	1,995,550	0.16
Turkey (Rep of), 6.875%, 03/17/2036		780,000	715,650	0.06
Turkey (Rep of), 6.750%, 05/30/2040		1,385,000	1,223,994	0.10
Turkey (Rep of), 6.000%, 01/14/2041		965,000	781,650	0.06
Turkey (Rep of), 4.875%, 04/16/2043		4,012,000	2,923,745	0.23
Turkey (Rep of), 5.750%, 05/11/2047		3,895,000	3,014,418	0.24
			23,626,594	1.90

Ukraine (Cost $55,586,636)
DTEK Finance PLC, 10.750%, (100% Cash), 12/31/2024[6,7]		5,015,000	3,259,750	0.26
Metinvest B.V., 8.500%, 04/23/2026		3,055,000	3,078,523	0.25
Metinvest B.V., 7.650%, 10/01/2027[3]		4,600,000	4,469,268	0.36
Metinvest B.V., 7.750%, 10/17/2029		1,610,000	1,539,160	0.12
Ukraine (Rep of), 16.000%, 08/11/2021[3]	UAH	9,165,000	333,878	0.03
Ukraine (Rep of), 7.750%, 09/01/2021		1,135,000	1,168,487	0.09
Ukraine (Rep of), 17.250%, 01/05/2022[3]	UAH	5,208,000	195,117	0.02
Ukraine (Rep of), 17.000%, 05/11/2022[3]	UAH	8,814,000	333,039	0.03
Ukraine (Rep of), 7.750%, 09/01/2023		2,990,000	3,109,600	0.25
Ukraine (Rep of), 8.994%, 02/01/2024		1,921,000	2,042,400	0.16

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Ukraine (continued)
Ukraine (Rep of), 7.750%, 09/01/2024		1,210,000	$1,250,838	0.10
Ukraine (Rep of), 15.840%, 02/26/2025[3]	UAH	35,105,000	1,362,159	0.11
Ukraine (Rep of), 7.750%, 09/01/2025		5,323,000	5,443,300	0.44
Ukraine (Rep of), 7.750%, 09/01/2026		4,991,000	5,043,405	0.40
Ukraine (Rep of), 7.750%, 09/01/2027		2,871,000	2,888,944	0.23
Ukraine (Rep of), 9.750%, 11/01/2028		2,485,000	2,706,165	0.22
Ukraine (Rep of), 7.375%, 09/25/2032		10,851,000	10,393,522	0.84
Ukraine (Rep of), 7.253%, 03/15/2033[3]		4,613,000	4,330,481	0.35
Ukreximbank Via Biz Finance PLC, 9.750%, 01/22/2025		1,850,000	1,899,950	0.15
			54,847,986	4.41

United Arab Emirates (Cost $11,443,593)
Abu Dhabi (Gov’t of), 3.125%, 09/30/2049		3,060,000	3,223,710	0.26
Abu Dhabi (Gov’t of), 3.875%, 04/16/2050		3,753,000	4,455,186	0.36
DP World Crescent Ltd., 3.875%, 07/18/2029		1,771,000	1,852,413	0.15
DP World Crescent Ltd., 3.750%, 01/30/2030		1,524,000	1,573,856	0.12
			11,105,165	0.89

Uruguay (Cost $28,815,969)
Uruguay (Rep of), 9.875%, 06/20/2022	UYU	20,413,000	489,333	0.04
Uruguay (Rep of), 8.500%, 03/15/2028	UYU	46,011,000	1,121,137	0.09
Uruguay (Rep of), 4.375%, 12/15/2028	UYU	8,870,757	475,687	0.04
Uruguay (Rep of), 7.875%, 01/15/2033		2,756,000	4,261,493	0.34
Uruguay (Rep of), 7.625%, 03/21/2036		2,174,000	3,386,027	0.27
Uruguay (Rep of), 3.875%, 07/02/2040	UYU	136,436,000	3,700,229	0.30
Uruguay (Rep of), 4.125%, 11/20/2045		1,834,235	2,182,758	0.17
Uruguay (Rep of), 5.100%, 06/18/2050		2,125,674	2,839,922	0.23
Uruguay (Rep of), 4.975%, 04/20/2055		6,008,300	7,930,956	0.64
Uruguay Monetary Regulation Bill, 0.000%, 12/18/2020[5]	UYU	1,910,000	44,073	—
Uruguay Monetary Regulation Bill, 0.000%, 02/05/2021[5]	UYU	4,775,000	109,137	0.01
Uruguay Monetary Regulation Bill, 0.000%, 02/19/2021[5]	UYU	11,867,000	270,444	0.02
Uruguay Monetary Regulation Bill, 0.000%, 03/10/2021[5]	UYU	25,359,000	575,542	0.05
Uruguay Monetary Regulation Bill, 0.000%, 03/19/2021[5]	UYU	13,540,000	306,565	0.02
Uruguay Monetary Regulation Bill, 0.000%, 05/07/2021[5]	UYU	31,903,000	714,274	0.06
Uruguay Monetary Regulation Bill, 0.000%, 06/09/2021[5]	UYU	26,553,000	590,132	0.05
Uruguay Monetary Regulation Bill, 0.000%, 06/18/2021[5]	UYU	55,877,000	1,239,952	0.10
Uruguay Monetary Regulation Bill, 0.000%, 07/21/2021[5]	UYU	10,516,000	231,461	0.02
Uruguay Monetary Regulation Bill, 0.000%, 08/06/2021[5]	UYU	46,006,000	1,009,188	0.08
Uruguay Monetary Regulation Bill, 0.000%, 12/08/2021[5]	UYU	22,722,000	485,675	0.04
			31,963,985	2.57

Venezuela (Cost $49,980,026)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020[7,8]		28,100,000	7,025,000	0.57
Petroleos de Venezuela S.A., 9.000%, 11/17/2021[7]		3,789,076	128,829	0.01
Petroleos de Venezuela S.A., 12.750%, 02/17/2022[7]		1,695,000	57,630	0.01
Petroleos de Venezuela S.A., 5.375%, 04/12/2027[7]		1,590,000	54,060	—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Venezuela (continued)
Petroleos de Venezuela S.A., 9.750%, 05/17/2035[7]		5,253,147	$178,607	0.01
Venezuela (Rep of), 7.750%, 10/13/2019[7,8]		1,638,000	149,877	0.01
Venezuela (Rep of), 12.750%, 08/23/2022[7]		3,246,000	297,009	0.02
Venezuela (Rep of), 9.000%, 05/07/2023[7]		1,407,000	128,741	0.01
Venezuela (Rep of), 8.250%, 10/13/2024[7]		3,213,200	294,008	0.02
Venezuela (Rep of), 11.750%, 10/21/2026[7]		12,976,000	1,187,304	0.10
Venezuela (Rep of), 9.250%, 09/15/2027[7]		3,647,000	333,700	0.03
Venezuela (Rep of), 9.250%, 05/07/2028[7]		2,317,000	212,005	0.02
Venezuela (Rep of), 11.950%, 08/05/2031[7]		21,478,800	1,965,310	0.16
			12,012,080	0.97

Vietnam (Cost $3,212,156)
Vietnam (Rep of), 4.800%, 11/19/2024		3,111,000	3,468,497	0.28
			3,468,497	0.28

Zambia (Cost $24,826,842)
First Quantum Minerals Ltd., 7.250%, 04/01/2023		3,825,000	3,844,125	0.31
First Quantum Minerals Ltd., 6.500%, 03/01/2024		4,670,000	4,634,975	0.37
First Quantum Minerals Ltd., 7.500%, 04/01/2025		4,600,000	4,623,000	0.37
First Quantum Minerals Ltd., 6.875%, 03/01/2026		4,590,000	4,555,575	0.37
First Quantum Minerals Ltd., 6.875%, 10/15/2027[3]		3,300,000	3,291,717	0.26
Zambia (Rep of), 8.500%, 04/14/2024		1,230,000	531,195	0.04
Zambia (Rep of), 8.970%, 07/30/2027		4,320,000	1,825,407	0.15
			23,305,994	1.87

Total Debt Securities (Cost $1,291,078,510)			1,172,055,159	94.26

Bank Loans

Brazil (Cost $6,459,375)
Samarco Mineracao S.A., 0.930%, 09/09/2018[10]		13,250,000	5,962,500	0.48
			5,962,500	0.48

Ukraine (Cost $11,836,374)
Metinvest B.V., 4.900%, 10/24/2022[10]		12,072,973	11,952,243	0.96
			11,952,243	0.96

Total Bank Loans (Cost $18,295,749)			17,914,743	1.44

Credit Linked Notes

Indonesia (Cost $8,066,767)
Indonesia (Rep of), Issued by JPMorgan Chase Bank N.A., 7.500%, 08/17/2032[3]	IDR	52,371,000,000	3,697,121	0.30
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/19/2024[3]	IDR	6,958,000,000	523,091	0.04
Indonesia (Rep of), Issued by Standard Chartered, 8.125%, 05/17/2024[3]	IDR	5,702,000,000	426,336	0.04
Indonesia (Rep of), Issued by Standard Chartered, 11.000%, 09/17/2025[3]	IDR	3,602,000,000	301,042	0.02

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Indonesia (continued)
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/24/2027[3]	IDR	10,298,000,000	$733,966	0.06
Indonesia (Rep of), Issued by Standard Chartered, 9.000%, 03/20/2029[3]	IDR	11,300,000,000	890,214	0.07
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/19/2030[3]	IDR	8,356,000,000	718,729	0.06
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/17/2034[3]	IDR	13,035,000,000	978,204	0.08
			8,268,703	0.67

Total Credit Linked Notes (Cost $8,066,767)			8,268,703	0.67

	Currency[1]	Shares	Value	% of Net Assets

Equity Securities

Niger (Cost $135,395)
Savannah Energy PLC *	GBP	348,535	$35,557	—
			35,557	—

Russian Federation (Cost $130,309)
Roust Corp. *,10		8,407	23,119	—
			23,119	—

Total Equity Securities (Cost $265,704)			58,676	—

Total Investments in Securities (Cost $1,317,706,730)			1,198,297,281	96.37

Total Investments (Total Cost $1,317,706,730)			1,198,297,281	96.37

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			45,165,434	3.63

Net Assets			$1,243,462,715	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Step coupon bond. Rate as of October 31, 2020 is disclosed.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[4]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

[5]	Zero coupon bond.

[6]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

[7]	Issuer has defaulted on terms of debt obligation.

[8]	Maturity has been extended under the terms of a plan of reorganization.

[9]	Security has been deemed worthless and is a Level 3 investment.

[10]	Security is a Level 3 investment.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

At October 31, 2020, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/04/2020	Standard Chartered	Indonesian Rupiah	47,639,460,000	United States Dollar	3,190,000	$24,094
11/04/2020	HSBC Bank	United States Dollar	202,881	Turkish Lira	1,627,312	15,443
11/06/2020	BNP Paribas	Korean Won	15,976,000,000	United States Dollar	13,741,495	312,606
11/06/2020	Standard Chartered	Thai Baht	160,900,000	United States Dollar	5,138,408	22,903
11/18/2020	Merrill Lynch	Korean Won	8,030,000,000	United States Dollar	6,966,253	97,745
11/27/2020	Barclays	Chinese Offshore Yuan	22,607,370	United States Dollar	3,285,000	83,829
11/27/2020	HSBC Bank	Chinese Offshore Yuan	21,684,315	United States Dollar	3,155,000	76,280
11/27/2020	UBS	Russian Ruble	71,948,030	United States Dollar	902,000	617
11/27/2020	Morgan Stanley	Singapore Dollar	26,394,671	United States Dollar	19,283,496	40,094
11/27/2020	HSBC Bank	Thai Baht	73,700,000	United States Dollar	2,352,941	11,189
11/30/2020	JP Morgan	Brazilian Real	32,688,280	United States Dollar	5,664,330	23,791
11/30/2020	Standard Chartered	Chinese Offshore Yuan	21,373,503	United States Dollar	3,111,000	73,965
11/30/2020	Merrill Lynch	Israeli Shekel	11,604,428	United States Dollar	3,363,359	38,521
11/30/2020	BNP Paribas	Romanian Leu	31,030,439	United States Dollar	7,404,949	15,493
11/30/2020	HSBC Bank	Thai Baht	48,210,203	United States Dollar	1,534,379	12,096
11/30/2020	Morgan Stanley	Thai Baht	399,146,618	United States Dollar	12,736,215	65,767
11/30/2020	Deutsche Bank	United States Dollar	20,471,803	Brazilian Real	115,462,043	380,138
11/30/2020	HSBC Bank	United States Dollar	18,806,018	Brazilian Real	104,888,683	529,826
11/30/2020	State Street	United States Dollar	441,100	Brazilian Real	2,462,882	11,958
11/30/2020	Credit Suisse	United States Dollar	440,900	Colombian Peso	1,701,494,826	3,149
11/30/2020	Deutsche Bank	United States Dollar	3,180,000	Colombian Peso	12,322,500,000	9,736
11/30/2020	HSBC Bank	United States Dollar	1,491,100	Czech Koruna	34,705,800	5,104
11/30/2020	JP Morgan	United States Dollar	14,490,641	Euro	12,336,261	117,514
11/30/2020	BNP Paribas	United States Dollar	933,900	Hungarian Forint	292,079,373	7,616
11/30/2020	State Street	United States Dollar	559,200	Indian Rupee	41,508,018	3,401
11/30/2020	HSBC Bank	United States Dollar	4,397,710	Peruvian Nuevo Sol	15,859,463	11,858
11/30/2020	Deutsche Bank	United States Dollar	2,109,100	Polish Zloty	8,281,151	16,658
11/30/2020	Deutsche Bank	United States Dollar	1,022,900	Romanian Leu	4,254,630	5,472
11/30/2020	Barclays	United States Dollar	622,209	Turkish Lira	4,860,015	51,038
11/30/2020	HSBC Bank	United States Dollar	1,101,202	Turkish Lira	8,116,936	135,481
11/30/2020	Merrill Lynch	United States Dollar	400,409	Ukraine Hryvnia	11,627,865	1,566
12/02/2020	Barclays	Chilean Peso	3,136,714,740	United States Dollar	4,030,472	26,088
12/02/2020	BNP Paribas	United States Dollar	753,200	Indian Rupee	55,766,928	6,471
12/02/2020	Citibank	United States Dollar	6,766,910	Indonesian Rupiah	99,784,854,860	34,720
01/06/2021	Citibank	United States Dollar	967,000	Singapore Dollar	1,316,377	3,278
01/08/2021	HSBC Bank	Chinese Offshore Yuan	295,116,439	United States Dollar	43,005,470	971,200
01/29/2021	Deutsche Bank	Chinese Offshore Yuan	22,423,680	United States Dollar	3,264,000	77,457
01/29/2021	Merrill Lynch	Chinese Offshore Yuan	18,673,759	United States Dollar	2,731,000	51,663
01/29/2021	Standard Chartered	Indonesian Rupiah	79,928,682,395	United States Dollar	5,350,695	41,857

01/29/2021	Barclays	Korean Won	25,685,848,510	United States Dollar	22,268,330	327,534

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

01/29/2021	Deutsche Bank	Philippine Peso	194,782,909	United States Dollar	3,995,793	$16,714

01/29/2021	BNP Paribas	Polish Zloty	10,690,735	United States Dollar	2,669,480	31,353

01/29/2021	HSBC Bank	Russian Ruble	25,732,275	United States Dollar	322,500	322

01/29/2021	Standard Chartered	South African Rand	104,109,643	United States Dollar	6,314,163	15,537

01/29/2021	Standard Chartered	Taiwan Dollar	430,973,941	United States Dollar	15,128,794	70,429

01/29/2021	Deutsche Bank	Thai Baht	89,934,000	United States Dollar	2,884,765	116

01/29/2021	ANZ	United States Dollar	2,611,300	Indonesian Rupiah	38,443,558,600	17,626

01/29/2021	Barclays	United States Dollar	2,248,400	Korean Won	2,549,910,440	5,241

01/29/2021	Deutsche Bank	United States Dollar	445,297	Thai Baht	13,869,883	382

Subtotal Appreciation						3,902,936

11/04/2020	HSBC Bank	United States Dollar	827,600	Taiwan Dollar	23,499,702	(1,166)

11/27/2020	ANZ	Indian Rupee	94,464,750	United States Dollar	1,275,000	(10,101)

11/27/2020	Citibank	Mexican Peso	900,381,701	United States Dollar	42,620,610	(602,657)

11/27/2020	HSBC Bank	Russian Ruble	988,795,000	United States Dollar	12,862,541	(532,581)

11/27/2020	Morgan Stanley	United States Dollar	3,912,900	Chinese Offshore Yuan	26,345,556	(12,974)

11/30/2020	Deutsche Bank	Brazilian Real	107,351,564	United States Dollar	19,074,549	(369,216)

11/30/2020	JP Morgan	Colombian Peso	4,303,000,000	United States Dollar	1,111,599	(4,547)

11/30/2020	JP Morgan	Czech Koruna	191,949,000	United States Dollar	8,323,894	(105,228)

11/30/2020	Merrill Lynch	Czech Koruna	226,940,890	United States Dollar	9,780,754	(79,835)

11/30/2020	Morgan Stanley	Czech Koruna	25,834,708	United States Dollar	1,106,518	(355)

11/30/2020	Barclays	Hungarian Forint	3,351,798,027	United States Dollar	10,723,523	(86,366)

11/30/2020	Standard Chartered	Hungarian Forint	1,222,592,427	United States Dollar	3,948,813	(71,552)

11/30/2020	HSBC Bank	Indian Rupee	1,330,029,575	United States Dollar	17,954,181	(144,860)

11/30/2020	Morgan Stanley	Indonesian Rupiah	2,040,490,080	United States Dollar	138,724	(1,058)

11/30/2020	Deutsche Bank	Malaysian Ringgit	4,545,175	United States Dollar	1,094,247	(1,697)

11/30/2020	Barclays	Polish Zloty	54,542,262	United States Dollar	14,074,369	(292,927)

11/30/2020	BNP Paribas	Polish Zloty	49,336,051	United States Dollar	12,719,739	(253,742)

11/30/2020	Deutsche Bank	Polish Zloty	27,805,954	United States Dollar	7,138,867	(114,164)

11/30/2020	Merrill Lynch	Polish Zloty	15,567,269	United States Dollar	3,932,966	(159)

11/30/2020	JP Morgan	Romanian Leu	1,937,862	United States Dollar	465,878	(2,469)

11/30/2020	JP Morgan	Russian Ruble	136,964,526	United States Dollar	1,727,300	(9,025)

11/30/2020	ANZ	Singapore Dollar	1,506,215	United States Dollar	1,110,000	(7,297)

11/30/2020	BNP Paribas	Turkish Lira	14,144,835	United States Dollar	1,757,000	(94,634)

11/30/2020	HSBC Bank	Turkish Lira	8,733,872	United States Dollar	1,084,201	(57,757)

11/30/2020	Merrill Lynch	Turkish Lira	4,605,326	United States Dollar	573,000	(31,761)

11/30/2020	Standard Chartered	Turkish Lira	11,589,538	United States Dollar	1,338,362	(16,568)

11/30/2020	State Street	United States Dollar	3,332,200	Mexican Peso	71,581,861	(8,298)

11/30/2020	State Street	United States Dollar	478,800	Singapore Dollar	660,220	(4,548)

12/16/2020	Barclays	Turkish Lira	2,881,005	United States Dollar	358,000	(19,411)

01/28/2021	Deutsche Bank	United States Dollar	2,207,578	Malaysian Ringgit	9,187,276	(823)

01/29/2021	Barclays	Colombian Peso	19,507,799,328	United States Dollar	5,145,887	(127,029)

01/29/2021	BNP Paribas	Czech Koruna	151,120,284	United States Dollar	6,543,420	(78,829)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

01/29/2021	HSBC Bank	Mexican Peso	535,142,125	United States Dollar	25,202,372	$(228,990)

01/29/2021	BNP Paribas	Polish Zloty	9,231,461	United States Dollar	2,383,660	(51,098)

01/29/2021	HSBC Bank	Russian Ruble	491,808,000	United States Dollar	6,370,735	(238,045)

01/29/2021	Merrill Lynch	Russian Ruble	1,025,269,830	United States Dollar	13,205,005	(342,586)

01/29/2021	JP Morgan	Turkish Lira	17,108,709	United States Dollar	2,126,000	(115,307)

01/29/2021	JP Morgan	United States Dollar	889,400	Chilean Peso	689,489,562	(2,283)

01/29/2021	Barclays	United States Dollar	4,668,124	Chinese Offshore Yuan	31,866,951	(80,518)

01/29/2021	State Street	United States Dollar	1,792,400	Chinese Offshore Yuan	12,317,277	(43,055)

01/29/2021	BNP Paribas	United States Dollar	460,200	Indonesian Rupiah	6,828,309,540	(486)

01/29/2021	Merrill Lynch	United States Dollar	971,500	Indonesian Rupiah	14,689,274,300	(19,542)

01/29/2021	State Street	United States Dollar	721,700	Philippine Peso	35,096,271	(1,279)

01/29/2021	Deutsche Bank	United States Dollar	1,674,300	South African Rand	27,643,959	(6,409)

01/29/2021	HSBC Bank	United States Dollar	158,250	South African Rand	2,629,181	(1,600)

01/29/2021	UBS	United States Dollar	818,400	South African Rand	13,609,174	(9,016)

01/29/2021	HSBC Bank	United States Dollar	1,136,100	Thai Baht	35,434,959	(574)

Subtotal Depreciation						(4,284,422)

Total						$(381,486)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

At October 31, 2020, the Ashmore Emerging Markets Total Return Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Variation Margin Receivable (Payable)	Counterparty

Brazil CETIP Interbank Deposit Rate (Pay at Maturity)	6.570% (Receive at Maturity)	BRL	(54,876,948)	1/2/2025	$18,847	$—	JP Morgan

Brazil CETIP Interbank Deposit Rate (Pay at Maturity)	4.575% (Receive at Maturity)	BRL	85,210,356	1/2/2023	(94,371)	—	BNP Paribas

CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.580% (Receive Quarterly)	CNY	39,814,000	3/18/2025	2,336	—	JP Morgan

CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.582% (Receive Quarterly)	CNY	20,884,000	3/18/2025	1,440	—	HSBC Bank

CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.575% (Receive Quarterly)	CNY	41,598,000	3/18/2025	1,105	—	JP Morgan

CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.325% (Receive Quarterly)	CNY	93,220,000	9/16/2025	(175,529)	—	Merrill Lynch

CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.535% Receive Quarterly)	CNY	19,040,000	9/16/2025	(7,302)	—	Merrill Lynch

WIBOR Poland 6 Month Rate (Pay Semiannually)	2.400% (Receive Annually)	PLN	13,970,000	3/26/2023	235,555	207	Merrill Lynch

					$(17,919)	$207

**Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$ 257,387,100	$ —	$ 257,387,100
Corporate Convertible Bonds	—	7,755,612	—	7,755,612
Government Agencies	—	47,698,471	—	47,698,471
Government Bonds	—	840,819,184	—	840,819,184
Index Linked Government Bonds	—	14,251,845	—	14,251,845
Municipal Bonds	—	397,285	—	397,285
Short Term Bills and Notes	—	3,745,662	—	3,745,662

Total Debt Securities	—	1,172,055,159	—	1,172,055,159
Bank Loans
Brazil	—	—	5,962,500	5,962,500
Ukraine	—	—	11,952,243	11,952,243

Total Bank Loans	—	—	17,914,743	17,914,743
Credit Linked Notes
Indonesia	—	8,268,703	—	8,268,703
Equity Securities
Common Stock
Niger	—	35,557	—	35,557
Russian Federation	—	—	23,119	23,119

Total Common Stock	—	35,557	23,119	58,676

Total Investments	$—	$1,180,359,419	$17,937,862	$1,198,297,281

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 3,902,936	$—	$ 3,902,936
Centrally Cleared Swap Contracts†	—	259,283	—	259,283
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(4,284,422)	—	(4,284,422)
Centrally Cleared Swap Contracts†	—	(277,202)	—	(277,202)

Total Other Financial Instruments	$—	$ (399,405)	$—	$ (399,405)

† Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ended October 31, 2020:

										Change in
										Unrealized
										Appreciation
						Change in				(Depreciation)
	Beginning	Accrued			Realized	Unrealized	Transfers	Transfers	Ending	from Investments
Category and	Balance	Discounts			Gains	Appreciation	into	out of	Balance	still held
Subcategory	at 10/31/2019	(Premiums)	Purchases	Sales	(Losses)	(Depreciation)	Level 3	Level 3	at 10/31/2020	10/31/2020
Investments, at value
Bank Loans
Brazil	$ —	$ —	$6,459,375	$ —	$ —	$(496,875)	$—	$—	$ 5,962,500	$(496,875)
Ukraine	—	5,055	12,411,986	(592,319)	11,652	115,869	—	—	11,952,243	115,869
United Arab Emirates	19,279,489	388,637	37,167,736	(59,712,188)	2,918,214	(41,888)	—	—	—	—
Common Stock
Russian Federation	25,221	—	—	—	—	(2,102)	—	—	23,119	(2,102)

Total	$19,304,710	$393,692	$56,039,097	$(60,304,507)	$2,929,866	$(424,996)	$—	$—	$17,937,862	$(383,108)

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2020:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at	Valuation	Unobservable
	10/31/2020	Technique	Input

Bank Loans	$17,914,743	Broker Quote	Inputs to broker model
Common Stock	23,119	Broker Quote	Inputs to broker model

Total	$17,937,862

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2020:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign	Interest
	Exchange Risk	Rate Risk

Assets:
Unrealized Appreciation on Centrally Cleared Swap Contracts	$—	$259,283	†
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	3,902,936	—

	$3,902,936	$259,283

Liabilities:
Unrealized Depreciation on Centrally Cleared Swap Contracts	$—	$(277,202	)†
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(4,284,422)	—

	$(4,284,422)	$(277,202)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

†	Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2020:

	Derivatives Not Accounted for as
	Hedging Instruments
	Foreign	Interest
	Exchange Risk	Rate Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(17,437,848)	$—
Net Realized Loss on Interest Rate Swap Contracts	—	(859,183)

	$(17,437,848)	$(859,183)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(1,515,929)	$—
Net Change in Unrealized Appreciation on Interest Rate Swap Contracts	—	1,141,114

	$(1,515,929)	$1,141,114

*See note 10 in the Notes to the Financial Statements for the additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Debt Securities

Argentina (Cost $160,167)
Bonos del Tesoro Nacional en Pesos Badlar, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.000%), 33.016%, 04/03/2022	ARS	2,684,072	$15,076	0.05
Ciudad Autonoma De Buenos Aires, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.250%), 34.214%, 03/29/2024	ARS	2,212,913	12,211	0.04
			27,287	0.09

Brazil (Cost $6,674,528)
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2021[2]	BRL	932,000	159,739	0.53
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2022[2]	BRL	2,174,000	363,927	1.21
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2022[2]	BRL	2,379,000	385,512	1.28
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2023[2]	BRL	2,570,000	384,592	1.28
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2023	BRL	4,956,000	945,392	3.15
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2025	BRL	4,266,000	832,073	2.77
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	5,059,000	993,388	3.31
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	BRL	3,290,000	650,270	2.17
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2031	BRL	440,000	87,414	0.29
			4,802,307	15.99

Chile (Cost $1,386,660)
Bonos de la Tesoreria de la Republica, 1.500%, 03/01/2026	CLP	7,500	317,267	1.06
Bonos de la Tesoreria de la Republica, 1.900%, 09/01/2030	CLP	1,000	44,848	0.15
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2021	CLP	510,000,000	669,192	2.23
Bonos de la Tesoreria de la Republica en pesos, 4.700%, 09/01/2030[3]	CLP	85,000,000	129,874	0.43
Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	CLP	95,000,000	147,843	0.49
			1,309,024	4.36

China (Cost $1,463,229)
China (Rep of), 1.990%, 04/09/2025	CNY	4,620,000	659,875	2.19
China (Rep of), 2.850%, 06/04/2027	CNY	2,200,000	320,540	1.07
China (Rep of), 2.680%, 05/21/2030	CNY	2,030,000	290,578	0.97
China (Rep of), 3.810%, 09/14/2050	CNY	1,540,000	227,709	0.76
			1,498,702	4.99

Colombia (Cost $1,542,893)
Colombian TES, 3.300%, 03/17/2027	COP	2,956,000	230,266	0.77
Colombian TES, 5.750%, 11/03/2027	COP	198,300,000	53,031	0.18
Colombian TES, 6.000%, 04/28/2028	COP	247,700,000	66,803	0.22

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Colombia (continued)
Colombian TES, 7.750%, 09/18/2030	COP	716,200,000	$211,500	0.70
Colombian TES, 7.000%, 06/30/2032	COP	401,200,000	110,363	0.37
Colombian TES, 3.000%, 03/25/2033	COP	735,000	52,414	0.18
Colombian TES, 7.250%, 10/18/2034	COP	2,404,800,000	667,341	2.22
Colombian TES, 7.250%, 10/26/2050	COP	219,100,000	58,005	0.19
			1,449,723	4.83

Czech Republic (Cost $384,877)
Czech (Rep of), 0.950%, 05/15/2030	CZK	1,440,000	61,209	0.20
Czech (Rep of), 2.000%, 10/13/2033	CZK	6,470,000	305,400	1.02
Czech (Rep of), 4.200%, 12/04/2036	CZK	520,000	32,003	0.11
			398,612	1.33

Dominican Republic (Cost $159,333)
Dominican (Rep of), 9.750%, 06/05/2026	DOP	8,050,000	141,359	0.47
			141,359	0.47

Hungary (Cost $1,038,441)
Hungary (Rep of), 3.000%, 06/26/2024	HUF	58,110,000	195,300	0.65
Hungary (Rep of), 5.500%, 06/24/2025	HUF	119,650,000	448,726	1.49
Hungary (Rep of), 3.000%, 10/27/2027	HUF	24,500,000	83,846	0.28
Hungary (Rep of), 6.750%, 10/22/2028	HUF	22,820,000	98,256	0.33
Hungary (Rep of), 3.000%, 08/21/2030	HUF	47,120,000	160,028	0.53
			986,156	3.28

Indonesia (Cost $1,665,839)
Indonesia (Rep of), 6.500%, 06/15/2025	IDR	2,534,000,000	180,426	0.60
Indonesia (Rep of), 7.000%, 05/15/2027	IDR	292,000,000	20,812	0.07
Indonesia (Rep of), 6.125%, 05/15/2028	IDR	3,541,000,000	237,639	0.79
Indonesia (Rep of), 9.000%, 03/15/2029	IDR	300,000,000	23,634	0.08
Indonesia (Rep of), 8.250%, 05/15/2029	IDR	815,000,000	61,787	0.21
Indonesia (Rep of), 7.000%, 09/15/2030	IDR	2,146,000,000	151,167	0.50
Indonesia (Rep of), 6.500%, 02/15/2031	IDR	893,000,000	60,663	0.20
Indonesia (Rep of), 7.750%, 04/15/2031	IDR	698,000,000	51,017	0.17
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	2,679,000,000	207,617	0.69
Indonesia (Rep of), 6.625%, 05/15/2033	IDR	4,572,000,000	303,653	1.01
Indonesia (Rep of), 7.500%, 06/15/2035	IDR	1,683,000,000	118,644	0.39
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	2,647,000,000	195,892	0.65
Indonesia (Rep of), 8.375%, 04/15/2039	IDR	1,834,000,000	136,930	0.46
			1,749,881	5.82

Malaysia (Cost $1,413,508)
Malaysia (Rep of), 3.955%, 09/15/2025	MYR	919,000	240,493	0.80
Malaysia (Rep of), 3.906%, 07/15/2026	MYR	430,000	112,720	0.38
Malaysia (Rep of), 3.900%, 11/30/2026	MYR	321,000	84,362	0.28
Malaysia (Rep of), 3.899%, 11/16/2027	MYR	238,000	62,614	0.21
Malaysia (Rep of), 3.733%, 06/15/2028	MYR	382,000	99,619	0.33

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Malaysia (continued)
Malaysia (Rep of), 3.885%, 08/15/2029	MYR	466,000	$122,940	0.41
Malaysia (Rep of), 2.632%, 04/15/2031	MYR	149,000	35,867	0.12
Malaysia (Rep of), 4.232%, 06/30/2031	MYR	210,000	57,119	0.19
Malaysia (Rep of), 3.844%, 04/15/2033	MYR	350,000	91,321	0.30
Malaysia (Rep of), 4.642%, 11/07/2033	MYR	505,000	141,623	0.47
Malaysia (Rep of), 3.828%, 07/05/2034	MYR	821,000	213,063	0.71
Malaysia (Rep of), 4.893%, 06/08/2038	MYR	112,000	31,662	0.11
Malaysia (Rep of), 3.757%, 05/22/2040	MYR	296,000	74,021	0.25
Malaysia (Rep of), 4.935%, 09/30/2043	MYR	52,000	14,506	0.05
Malaysia (Rep of), 4.921%, 07/06/2048	MYR	123,000	34,025	0.11
Malaysia (Rep of), 4.065%, 06/15/2050	MYR	321,000	79,481	0.26
			1,495,436	4.98

Mexico (Cost $911,718)
Comision Federal de Electricidad, 8.180%, 12/23/2027	MXN	2,120,000	96,676	0.32
Mexican Bonos, 8.500%, 05/31/2029	MXN	1,160,000	63,798	0.21
Mexican Bonos, 7.750%, 11/23/2034	MXN	1,850,000	96,191	0.32
Mexican Bonos, 8.500%, 11/18/2038	MXN	4,160,000	227,670	0.76
Mexican Bonos, 7.750%, 11/13/2042	MXN	4,250,000	214,659	0.71
Petroleos Mexicanos, 7.190%, 09/12/2024	MXN	4,600,000	188,563	0.63
Petroleos Mexicanos, 7.470%, 11/12/2026	MXN	210,000	7,815	0.03
			895,372	2.98

Peru (Cost $1,323,609)
Fondo MIVIVIENDA S.A., 7.000%, 02/14/2024	PEN	625,000	193,784	0.65
Peru (Rep of), 5.940%, 02/12/2029	PEN	281,000	92,717	0.31
Peru (Rep of), 6.950%, 08/12/2031	PEN	1,276,000	435,279	1.45
Peru (Rep of), 6.150%, 08/12/2032	PEN	447,000	142,480	0.47
Peru (Rep of), 5.400%, 08/12/2034	PEN	467,000	135,968	0.45
Peru (Rep of), 6.900%, 08/12/2037	PEN	666,000	217,809	0.73
Peru (Rep of), 5.350%, 08/12/2040	PEN	315,000	85,041	0.28
			1,303,078	4.34

Philippines (Cost $337,328)
Philippines (Rep of), 4.950%, 01/15/2021	PHP	5,000,000	103,306	0.34
Philippines (Rep of), 3.900%, 11/26/2022	PHP	10,000,000	210,483	0.70
			313,789	1.04

Poland (Cost $527,870)
Poland (Rep of), 3.250%, 07/25/2025	PLN	812,000	232,549	0.78
Poland (Rep of), 2.750%, 10/25/2029	PLN	1,151,000	331,466	1.10
			564,015	1.88

Romania (Cost $496,090)
Romania (Rep of), 5.800%, 07/26/2027	RON	1,110,000	305,383	1.01
Romania (Rep of), 4.150%, 01/26/2028	RON	865,000	218,294	0.73
			523,677	1.74

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Russian Federation (Cost $2,558,959)
Russian Federal Bond - OFZ, 7.100%, 10/16/2024	RUB	10,511,000	$141,244	0.47
Russian Federal Bond - OFZ, 7.150%, 11/12/2025	RUB	8,481,000	114,691	0.38
Russian Federal Bond - OFZ, 7.750%, 09/16/2026	RUB	36,786,000	514,447	1.71
Russian Federal Bond - OFZ, 7.950%, 10/07/2026	RUB	5,246,000	74,074	0.25
Russian Federal Bond - OFZ, 8.150%, 02/03/2027	RUB	7,433,000	105,977	0.35
Russian Federal Bond - OFZ, 7.050%, 01/19/2028	RUB	6,841,000	92,485	0.31
Russian Federal Bond - OFZ, 6.900%, 05/23/2029	RUB	5,015,000	67,073	0.22
Russian Federal Bond - OFZ, 7.650%, 04/10/2030	RUB	3,173,000	44,386	0.15
Russian Federal Bond - OFZ, 8.500%, 09/17/2031	RUB	23,294,000	344,260	1.15
Russian Federal Bond - OFZ, 7.700%, 03/23/2033	RUB	33,898,000	475,766	1.58
Russian Federal Bond - OFZ, 7.250%, 05/10/2034	RUB	21,440,000	291,351	0.97
			2,265,754	7.54

South Africa (Cost $3,278,148)
South Africa (Rep of), 10.500%, 12/21/2026	ZAR	3,737,000	266,972	0.89
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	8,589,000	485,334	1.61
South Africa (Rep of), 7.000%, 02/28/2031	ZAR	6,743,000	339,103	1.13
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	7,159,000	377,755	1.26
South Africa (Rep of), 8.875%, 02/28/2035	ZAR	2,304,000	118,355	0.39
South Africa (Rep of), 6.250%, 03/31/2036	ZAR	647,000	26,068	0.09
South Africa (Rep of), 8.500%, 01/31/2037	ZAR	2,779,000	133,744	0.44
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	1,529,000	75,024	0.25
South Africa (Rep of), 6.500%, 02/28/2041	ZAR	2,581,000	97,126	0.32
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	7,102,000	332,406	1.11
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	9,575,000	446,515	1.49
			2,698,402	8.98

Thailand (Cost $1,280,811)
Thailand (Rep of), 4.875%, 06/22/2029	THB	1,357,000	55,789	0.18
Thailand (Rep of), 3.775%, 06/25/2032	THB	4,006,000	159,298	0.53
Thailand (Rep of), 1.600%, 06/17/2035	THB	2,756,000	88,134	0.29
Thailand (Rep of), 3.400%, 06/17/2036	THB	7,552,000	299,287	1.00
Thailand (Rep of), 3.300%, 06/17/2038	THB	10,197,000	395,701	1.32
Thailand (Rep of), 2.000%, 06/17/2042	THB	4,113,000	132,076	0.44
Thailand (Rep of), 2.875%, 06/17/2046	THB	5,826,000	215,582	0.72
Thailand (Rep of), 3.600%, 06/17/2067	THB	1,682,000	70,109	0.23
			1,415,976	4.71

Turkey (Cost $1,022,464)
Turkey (Rep of), 3.000%, 02/23/2022	TRY	245,000	70,032	0.23
Turkey (Rep of), 11.000%, 03/02/2022	TRY	632,000	72,481	0.24
Turkey (Rep of), 8.000%, 03/12/2025	TRY	584,000	55,755	0.19
Turkey (Rep of), 10.600%, 02/11/2026	TRY	994,000	104,388	0.35
Turkey (Rep of), 11.000%, 02/24/2027	TRY	534,000	55,697	0.18
Turkey (Rep of), 10.500%, 08/11/2027	TRY	1,235,016	125,278	0.42

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Turkey (continued)
Turkey (Rep of), 12.400%, 03/08/2028	TRY	130,000	$14,296	0.05
			497,927	1.66

Ukraine (Cost $171,247)
Ukraine (Rep of), 17.000%, 05/11/2022[3]	UAH	662,000	25,014	0.08
Ukraine (Rep of), 15.840%, 02/26/2025[3]	UAH	3,490,000	135,420	0.45
			160,434	0.53

Uruguay (Cost $604,234)
Uruguay (Rep of), 9.875%, 06/20/2022	UYU	1,106,000	26,513	0.09
Uruguay (Rep of), 8.500%, 03/15/2028	UYU	1,805,000	43,982	0.15
Uruguay (Rep of), 4.375%, 12/15/2028	UYU	343,754	18,434	0.06
Uruguay (Rep of), 3.875%, 07/02/2040	UYU	5,971,000	161,937	0.54
Uruguay Monetary Regulation Bill, 0.000%, 12/18/2020[2]	UYU	102,000	2,354	0.01
Uruguay Monetary Regulation Bill, 0.000%, 02/05/2021[2]	UYU	255,000	5,828	0.02
Uruguay Monetary Regulation Bill, 0.000%, 02/19/2021[2]	UYU	268,000	6,108	0.02
Uruguay Monetary Regulation Bill, 0.000%, 03/10/2021[2]	UYU	1,321,000	29,981	0.10
Uruguay Monetary Regulation Bill, 0.000%, 03/19/2021[2]	UYU	1,355,000	30,679	0.10
Uruguay Monetary Regulation Bill, 0.000%, 05/07/2021[2]	UYU	3,168,000	70,928	0.24
Uruguay Monetary Regulation Bill, 0.000%, 06/09/2021[2]	UYU	599,000	13,313	0.04
Uruguay Monetary Regulation Bill, 0.000%, 06/18/2021[2]	UYU	5,328,000	118,232	0.39
Uruguay Monetary Regulation Bill, 0.000%, 07/21/2021[2]	UYU	591,000	13,008	0.04
Uruguay Monetary Regulation Bill, 0.000%, 08/06/2021[2]	UYU	2,586,000	56,726	0.19
Uruguay Monetary Regulation Bill, 0.000%, 12/08/2021[2]	UYU	513,000	10,965	0.04
			608,988	2.03

Total Debt Securities (Cost $28,401,953)			25,105,899	83.57

Credit Linked Notes

Indonesia (Cost $2,105,292)
Indonesia (Rep of), Issued by JPMorgan Chase Bank N.A., 7.500%, 08/17/2032[3]	IDR	2,690,000,000	189,900	0.63
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/19/2024[3]	IDR	2,600,000,000	195,464	0.65
Indonesia (Rep of), Issued by Standard Chartered, 8.125%, 05/17/2024[3]	IDR	9,817,000,000	734,012	2.44
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/24/2027[3]	IDR	6,950,000,000	495,345	1.65
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/19/2030[3]	IDR	1,064,000,000	91,518	0.31
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/17/2034[3]	IDR	4,693,000,000	352,184	1.17

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets

Indonesia (continued)
Indonesia (Rep of), Issued by Standard Chartered, 8.250%, 05/19/2036[3]	IDR	2,022,000,000	$149,639	0.50
			2,208,062	7.35

Total Credit Linked Notes (Cost $2,105,292)			2,208,062	7.35

Total Investments in Securities (Cost $30,507,245)			27,313,961	90.92

Total Investments (Total Cost $30,507,245)			27,313,961	90.92

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			2,728,443	9.08

Net Assets			$30,042,404	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Zero coupon bond.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

At October 31, 2020, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/04/2020	Deutsche Bank	United States Dollar	80,000	Brazilian Real	451,840	$ 1,270
11/04/2020	HSBC Bank	United States Dollar	2,484,667	Brazilian Real	13,857,979	70,001
11/04/2020	JP Morgan	United States Dollar	184,400	Brazilian Real	1,028,449	5,199
11/06/2020	HSBC Bank	United States Dollar	86,883	Turkish Lira	642,129	10,486
11/27/2020	BNP Paribas	Romanian Leu	1,179,811	United States Dollar	281,544	589
11/30/2020	Barclays	Chinese Offshore Yuan	1,245,642	United States Dollar	181,000	4,619
11/30/2020	Deutsche Bank	Chinese Offshore Yuan	1,236,600	United States Dollar	180,000	4,271
11/30/2020	HSBC Bank	Chinese Offshore Yuan	3,527,142	United States Dollar	514,204	11,392
11/30/2020	JP Morgan	Chinese Offshore Yuan	2,105,927	United States Dollar	313,000	814
11/30/2020	Merrill Lynch	Chinese Offshore Yuan	1,176,084	United States Dollar	172,000	3,254
11/30/2020	Standard Chartered	Chinese Offshore Yuan	1,174,821	United States Dollar	171,000	4,066
11/30/2020	BNP Paribas	Polish Zloty	586,127	United States Dollar	146,356	1,719
11/30/2020	HSBC Bank	Russian Ruble	1,157,753	United States Dollar	14,510	14
11/30/2020	UBS	Russian Ruble	3,190,600	United States Dollar	40,000	27
11/30/2020	Deutsche Bank	Thai Baht	11,726,000	United States Dollar	376,129	15
11/30/2020	HSBC Bank	Thai Baht	15,777,149	United States Dollar	503,148	2,948
11/30/2020	Standard Chartered	Thai Baht	22,400,000	United States Dollar	715,353	3,188
11/30/2020	Citibank	United States Dollar	81,500	Chinese Offshore Yuan	544,176	410

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/30/2020	HSBC Bank	United States Dollar	32,327	Chinese Offshore Yuan	215,539	$ 208
11/30/2020	BNP Paribas	United States Dollar	97,000	Indonesian Rupiah	1,434,300,200	232
11/30/2020	HSBC Bank	United States Dollar	161,190	Indonesian Rupiah	2,382,480,010	451
11/30/2020	Deutsche Bank	United States Dollar	40,742	Thai Baht	1,269,000	35
11/30/2020	Barclays	United States Dollar	268,850	Turkish Lira	2,096,083	22,509
12/02/2020	Deutsche Bank	United States Dollar	2,352,880	Brazilian Real	13,252,949	46,721
12/09/2020	Barclays	United States Dollar	52,477	Turkish Lira	401,000	5,573
01/06/2021	Merrill Lynch	United States Dollar	35,716	Ukraine Hryvnia	1,037,190	140
01/08/2021	HSBC Bank	United States Dollar	63,315	Turkish Lira	507,848	4,820
01/29/2021	Barclays	Korean Won	477,220,474	United States Dollar	413,570	6,242
01/29/2021	BNP Paribas	Korean Won	319,000,000	United States Dollar	274,383	6,242
01/29/2021	Deutsche Bank	Korean Won	37,964,850	United States Dollar	33,000	398
01/29/2021	Merrill Lynch	Korean Won	160,000,000	United States Dollar	138,805	1,948
01/29/2021	Deutsche Bank	United States Dollar	170,000	Colombian Peso	658,750,000	520
01/29/2021	Morgan Stanley	United States Dollar	12,500	Czech Koruna	291,140	34
01/29/2021	Deutsche Bank	United States Dollar	17,700	Hungarian Forint	5,556,632	78
01/29/2021	HSBC Bank	United States Dollar	20,800	Korean Won	23,583,040	54
01/29/2021	Deutsche Bank	United States Dollar	18,200	Peruvian Nuevo Sol	65,755	16
01/29/2021	HSBC Bank	United States Dollar	338,408	Peruvian Nuevo Sol	1,220,402	912
01/29/2021	Deutsche Bank	United States Dollar	39,900	Polish Zloty	156,876	261

Subtotal Appreciation						221,676

11/02/2020	JP Morgan	United States Dollar	133,061	Indonesian Rupiah	1,954,000,000	(546)
11/04/2020	Banco Santander	Brazilian Real	854,458	United States Dollar	152,871	(3,987)
11/04/2020	BNP Paribas	Brazilian Real	534,861	United States Dollar	95,000	(1,804)
11/04/2020	Deutsche Bank	Brazilian Real	13,252,949	United States Dollar	2,354,824	(45,581)
11/04/2020	JP Morgan	Brazilian Real	696,000	United States Dollar	123,479	(2,205)
11/27/2020	Deutsche Bank	United States Dollar	239,731	Philippine Peso	11,686,164	(1,003)
11/27/2020	Morgan Stanley	United States Dollar	17,600	Philippine Peso	855,536	(24)
11/30/2020	Merrill Lynch	Czech Koruna	25,187,141	United States Dollar	1,085,522	(8,861)
11/30/2020	Barclays	Hungarian Forint	41,534,845	United States Dollar	132,884	(1,070)
11/30/2020	ANZ	Indonesian Rupiah	3,500,000,000	United States Dollar	236,550	(416)
11/30/2020	BNP Paribas	Indonesian Rupiah	1,954,000,000	United States Dollar	132,880	(1,049)
11/30/2020	HSBC Bank	Indonesian Rupiah	2,492,000,000	United States Dollar	169,454	(1,327)
11/30/2020	Deutsche Bank	Malaysian Ringgit	2,576,499	United States Dollar	622,418	(3,090)
11/30/2020	Deutsche Bank	Polish Zloty	738,366	United States Dollar	190,185	(3,650)
11/30/2020	Merrill Lynch	Polish Zloty	884,635	United States Dollar	223,497	(9)
11/30/2020	JP Morgan	Russian Ruble	6,161,144	United States Dollar	77,700	(406)
11/30/2020	Merrill Lynch	Russian Ruble	32,872,525	United States Dollar	421,300	(8,901)
11/30/2020	Barclays	Turkish Lira	104,618	United States Dollar	13,000	(705)
11/30/2020	BNP Paribas	Turkish Lira	531,341	United States Dollar	66,000	(3,554)
11/30/2020	HSBC Bank	Turkish Lira	617,609	United States Dollar	75,929	(3,345)
11/30/2020	JP Morgan	Turkish Lira	635,742	United States Dollar	79,000	(4,285)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/30/2020	Merrill Lynch	Turkish Lira	168,782	United States Dollar	21,000	$(1,164)
11/30/2020	UBS	Turkish Lira	239,370	United States Dollar	29,765	(1,633)
11/30/2020	Barclays	United States Dollar	290,328	Chinese Offshore Yuan	1,981,921	(5,008)
11/30/2020	BNP Paribas	United States Dollar	82,000	Chinese Offshore Yuan	558,705	(1,255)
11/30/2020	Citibank	United States Dollar	55,300	Chinese Offshore Yuan	371,975	(130)
11/30/2020	HSBC Bank	United States Dollar	84,414	Chinese Offshore Yuan	573,269	(1,012)
11/30/2020	Morgan Stanley	United States Dollar	190,044	Indonesian Rupiah	2,848,000,000	(2,102)
11/30/2020	Standard Chartered	United States Dollar	644,531	Indonesian Rupiah	9,628,000,000	(5,042)
11/30/2020	BNP Paribas	United States Dollar	45,000	Thai Baht	1,425,645	(731)
11/30/2020	Deutsche Bank	United States Dollar	63,688	Thai Baht	1,991,256	(187)
11/30/2020	HSBC Bank	United States Dollar	115,056	Thai Baht	3,597,065	(330)
11/30/2020	Morgan Stanley	United States Dollar	35,200	Thai Baht	1,100,352	(97)
12/16/2020	BNP Paribas	Czech Koruna	3,129,537	United States Dollar	135,507	(1,632)
01/28/2021	Barclays	Polish Zloty	4,835,587	United States Dollar	1,247,800	(25,970)
01/29/2021	Credit Suisse	Chilean Peso	24,337,347	United States Dollar	31,491	(17)
01/29/2021	Barclays	Colombian Peso	3,489,794,217	United States Dollar	920,559	(22,724)
01/29/2021	JP Morgan	Colombian Peso	82,000,000	United States Dollar	21,604	(507)
01/29/2021	JP Morgan	Czech Koruna	3,975,000	United States Dollar	172,376	(2,179)
01/29/2021	Standard Chartered	Hungarian Forint	35,433,961	United States Dollar	114,987	(2,613)
01/29/2021	Citibank	Mexican Peso	45,288,473	United States Dollar	2,143,782	(30,313)
01/29/2021	HSBC Bank	Mexican Peso	26,917,217	United States Dollar	1,267,659	(11,518)
01/29/2021	BNP Paribas	Polish Zloty	1,163,155	United States Dollar	300,204	(6,303)
01/29/2021	Deutsche Bank	Romanian Leu	435,281	United States Dollar	104,971	(1,287)
01/29/2021	HSBC Bank	Russian Ruble	35,452,000	United States Dollar	460,527	(18,452)
01/29/2021	Barclays	United States Dollar	478,810	Chilean Peso	372,633,893	(3,099)
01/29/2021	State Street	United States Dollar	14,700	Chilean Peso	11,378,535	(15)
01/29/2021	Merrill Lynch	United States Dollar	46,200	Mexican Peso	990,135	(6)
01/29/2021	HSBC Bank	United States Dollar	7,220	South African Rand	119,954	(73)
01/29/2021	Morgan Stanley	United States Dollar	48,800	South African Rand	806,249	(219)
01/29/2021	Standard Chartered	United States Dollar	303,473	South African Rand	4,993,497	(124)
01/29/2021	UBS	United States Dollar	37,350	South African Rand	621,093	(412)

Subtotal Depreciation						(241,972)

Total						$(20,296)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

At October 31, 2020, the Ashmore Emerging Markets Local Currency Bond Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Variation Margin Receivable (Payable)	Counterparty
Brazil CETIP Interbank Deposit Rate (Pay at Maturity)	6.570% (Receive at Maturity)	BRL	2,442,368	1/2/2025	$839	$—	JP Morgan
Brazil CETIP Interbank Deposit Rate (Pay at Maturity)	4.575% (Receive at Maturity)	BRL	4,161,015	1/2/2023	(4,608)	—	BNP Paribas
CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.535% Receive Quarterly)	CNY	2,499,000	3/18/2025	(576)	—	JP Morgan
CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.580% (Receive Quarterly)	CNY	1,748,000	3/18/2025	102	—	JP Morgan
CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.010% (Receive Quarterly)	CNY	3,550,000	9/16/2025	(14,669)	—	BNP Paribas
CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.325% (Receive Quarterly)	CNY	3,130,000	9/16/2025	(5,894)	—	Merrill Lynch
MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	6.563% (Receive Lunar)	MXN	30,000,000	12/31/2024	86,684	77	Merrill Lynch
WIBOR Poland 6 Month Rate (Pay Semiannually)	2.400% (Receive Annually)	PLN	2,556,000	3/26/2023	43,098	38	Merrill Lynch

					$104,976	$115

**Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$ 293,054	$—	$ 293,054
Government Agencies	—	193,784	—	193,784
Government Bonds	—	23,436,577	—	23,436,577
Index Linked Government Bonds	—	895,198	—	895,198
Municipal Bonds	—	12,211	—	12,211
Short Term Bills and Notes	—	275,075	—	275,075

Total Debt Securities	—	25,105,899	—	25,105,899
Credit Linked Notes
Indonesia	—	2,208,062	—	2,208,062

Total Investments	$—	$27,313,961	$—	$27,313,961

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 221,676	$—	$ 221,676
Centrally Cleared Swap Contracts†	—	130,723	—	130,723
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(241,972)	—	(241,972)
Centrally Cleared Swap Contracts†	—	(25,747)	—	(25,747)

Total Other Financial Instruments	$—	$ 84,680	$—	$ 84,680

† Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2020:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange Risk	Interest Rate Risk

Assets:
Unrealized Appreciation on Centrally Cleared Swap Contracts	$ —	$130,723	†
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	221,676	—

	$ 221,676	$130,723

Liabilities:
Unrealized Depreciation on Centrally Cleared Swap Contracts	$ —	$(25,747	)†
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(241,972)	—

	$(241,972)	$(25,747)

†	Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2020:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange Risk	Interest Rate Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 55,913	$ —
Net Realized Gain on Interest Rate Swap Contracts	—	71,964

	$ 55,913	$ 71,964

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(302,098)	$ —
Net Change in Unrealized Appreciation on Interest Rate Swap Contracts	—	115,571

	$(302,098)	$115,571

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $6,445,591)
Genneia S.A., 8.750%, 01/20/2022		560,000	$427,513	0.15
IRSA Propiedades Comerciales S.A., 8.750%, 03/23/2023		293,000	220,929	0.08
Pampa Energia S.A., 7.375%, 07/21/2023		1,095,000	908,828	0.33
Telecom Argentina S.A., 8.500%, 08/06/2025[2]		3,180,000	2,608,554	0.93
YPF S.A., 8.750%, 04/04/2024		546,000	359,350	0.13
			4,525,174	1.62

Belarus (Cost $700,000)
Eurotorg LLC Via Bonitron DAC, 9.000%, 10/22/2025[2]		700,000	707,140	0.25
			707,140	0.25

Brazil (Cost $48,153,506)
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.398%), 6.250%, 04/15/2024[3]		2,763,000	2,652,480	0.95
Braskem Netherlands Finance B.V., 5.875%, 01/31/2050		985,000	914,829	0.33
Braskem Netherlands Finance B.V., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 8.220%), 8.500%, 01/23/2081[3]		1,665,000	1,691,240	0.60
BRF S.A., 5.750%, 09/21/2050[2]		1,420,000	1,350,597	0.48
CSN Islands XI Corp., 6.750%, 01/28/2028		2,685,000	2,640,697	0.94
CSN Resources S.A., 7.625%, 04/17/2026		1,735,000	1,781,845	0.64
Gerdau Trade, Inc., 4.875%, 10/24/2027		765,000	841,936	0.30
GTL Trade Finance, Inc., 7.250%, 04/16/2044		305,000	396,808	0.14
InterCement Financial Operations B.V., 5.750%, 07/17/2024		3,105,000	2,138,569	0.76
Itau Unibanco Holding S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.981%), 6.125%, 12/12/2022[3]		1,780,000	1,712,360	0.61
JSM Global S.a.r.l., 4.750%, 10/20/2030[2]		1,925,000	1,941,362	0.69
Klabin Austria GmbH, 7.000%, 04/03/2049		775,000	885,438	0.32
MARB BondCo PLC, 7.000%, 03/15/2024		805,000	825,737	0.29
NBM U.S. Holdings, Inc., 7.000%, 05/14/2026		1,670,000	1,771,870	0.63
NBM U.S. Holdings, Inc., 6.625%, 08/06/2029		720,000	776,700	0.28
Oi S.A., 10.000%, (100% Cash), 07/27/2025[4]		3,745,000	3,660,775	1.31
Petrobras Global Finance B.V., 6.875%, 01/20/2040		3,095,000	3,486,548	1.25
Petrobras Global Finance B.V., 6.850%, 06/05/2115		6,340,000	6,823,045	2.44
Rede D’or Finance S.a.r.l., 4.500%, 01/22/2030		985,000	968,994	0.35
Samarco Mineracao S.A., 4.125%, 11/01/2022[5]		4,158,000	2,002,077	0.71
Samarco Mineracao S.A., 5.750%, 10/24/2023[5]		2,893,000	1,421,909	0.51
Samarco Mineracao S.A., 5.375%, 09/26/2024[5]		880,000	432,520	0.15
St Marys Cement, Inc., 5.750%, 01/28/2027		685,000	768,913	0.27
Suzano Austria GmbH, 7.000%, 03/16/2047		1,885,000	2,285,110	0.82
Unigel Luxembourg S.A., 8.750%, 10/01/2026		1,825,000	1,763,406	0.63
Vale Overseas Ltd., 6.250%, 08/10/2026		695,000	829,274	0.30
Vale Overseas Ltd., 8.250%, 01/17/2034		460,000	661,250	0.24
Votorantim Cimentos International S.A., 7.250%, 04/05/2041		425,000	543,384	0.19
			47,969,673	17.13

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Chile (Cost $8,884,219)
AES GENER S.A., (Variable, USD Swap 5Y + 4.644%), 7.125%, 03/26/2079[3]		2,075,000	$2,149,539	0.77
Colbun S.A., 3.150%, 03/06/2030		420,000	439,173	0.16
Corp. Nacional del Cobre de Chile, 3.750%, 01/15/2031[2]		810,000	893,713	0.32
Empresa Nacional del Petroleo, 5.250%, 11/06/2029		460,000	527,041	0.19
Enel Chile S.A., 4.875%, 06/12/2028		345,000	402,788	0.14
GNL Quintero S.A., 4.634%, 07/31/2029		1,095,000	1,191,907	0.42
Inversiones CMPC S.A., 4.750%, 09/15/2024		815,000	891,203	0.32
Inversiones CMPC S.A., 4.375%, 04/04/2027		380,000	423,229	0.15
Sociedad Quimica y Minera de Chile S.A., 4.250%, 05/07/2029		355,000	403,813	0.14
VTR Comunicaciones S.p.A., 5.125%, 01/15/2028		550,000	581,625	0.21
VTR Finance N.V., 6.375%, 07/15/2028		1,095,000	1,168,912	0.42
			9,072,943	3.24

China (Cost $38,704,342)
Baidu, Inc., 3.625%, 07/06/2027		505,000	551,904	0.20
CFLD Cayman Investment Ltd., 8.600%, 04/08/2024		2,705,000	2,489,952	0.89
China Construction Bank Corp., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.150%), 2.450%, 06/24/2030[3]		870,000	873,471	0.31
China Evergrande Group, 11.500%, 01/22/2023		1,069,000	891,235	0.32
China Evergrande Group, 9.500%, 03/29/2024		1,025,000	771,783	0.28
China Evergrande Group, 8.750%, 06/28/2025		2,145,000	1,583,010	0.57
China Hongqiao Group Ltd., 7.125%, 07/22/2022		980,000	924,385	0.33
Country Garden Holdings Co. Ltd., 7.125%, 01/27/2022		480,000	497,037	0.18
Country Garden Holdings Co. Ltd., 7.125%, 04/25/2022		850,000	888,663	0.32
Country Garden Holdings Co. Ltd., 8.000%, 01/27/2024		400,000	431,569	0.15
ENN Energy Holdings Ltd., 2.625%, 09/17/2030[2]		570,000	574,061	0.20
Fantasia Holdings Group Co. Ltd., 12.250%, 10/18/2022		770,000	808,859	0.29
Fantasia Holdings Group Co. Ltd., 10.875%, 01/09/2023		925,000	948,550	0.34
Fantasia Holdings Group Co. Ltd., 11.875%, 06/01/2023		770,000	796,876	0.28
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016[2,5,6,7]		282,201	—	—
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022		1,663,000	1,622,224	0.58
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023		810,000	804,320	0.29
Kaisa Group Holdings Ltd., 9.375%, 06/30/2024		2,280,000	2,065,828	0.74
Kaisa Group Holdings Ltd., 11.250%, 04/16/2025		880,000	833,624	0.30
KWG Group Holdings Ltd., 5.875%, 11/10/2024		1,755,000	1,755,798	0.63
Meituan, 2.125%, 10/28/2025[2]		200,000	200,196	0.07
Meituan Dianping, 3.050%, 10/28/2030[2]		330,000	330,690	0.12
Prime Bloom Holdings Ltd., 6.950%, 07/05/2022		2,545,000	472,098	0.17
Radiance Capital Investments Ltd., 8.800%, 09/17/2023		2,540,000	2,590,462	0.92
Scenery Journey Ltd., 12.000%, 10/24/2023		2,815,000	2,295,629	0.82
Shimao Group Holdings Ltd., 5.600%, 07/15/2026		510,000	558,670	0.20
Sunac China Holdings Ltd., 7.500%, 02/01/2024		835,000	835,364	0.30
Sunac China Holdings Ltd., 6.500%, 01/10/2025		890,000	854,813	0.30
Tencent Holdings Ltd., 3.975%, 04/11/2029		715,000	805,214	0.29

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
China (continued)
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020[5,6]		2,785,000	$489,659	0.17
Xiaomi Best Time International Ltd., 3.375%, 04/29/2030		700,000	728,649	0.26
Zhenro Properties Group Ltd., 8.650%, 01/21/2023		548,000	560,580	0.20
Zhenro Properties Group Ltd., 9.150%, 05/06/2023		785,000	812,850	0.29
Zhenro Properties Group Ltd., 8.350%, 03/10/2024		1,260,000	1,273,167	0.45
Zhenro Properties Group Ltd., 7.875%, 04/14/2024		920,000	915,805	0.33
			33,836,995	12.09

Colombia (Cost $5,508,814)
Ecopetrol S.A., 6.875%, 04/29/2030		610,000	733,464	0.26
Frontera Energy Corp., 9.700%, 06/25/2023		2,490,000	1,992,025	0.71
Grupo de Inversiones Suramericana S.A., 5.500%, 04/29/2026		240,000	270,122	0.10
Millicom International Cellular S.A., 6.250%, 03/25/2029		880,000	972,840	0.35
Oleoducto Central S.A., 4.000%, 07/14/2027		640,000	670,336	0.24
SURA Asset Management S.A., 4.875%, 04/17/2024		215,000	234,221	0.08
SURA Asset Management S.A., 4.375%, 04/11/2027		150,000	167,175	0.06
			5,040,183	1.80

Czech Republic (Cost $1,965,282)
New World Resources N.V., 8.000%, 04/07/2020[5,6,7]	EUR	1,685,299	—	—
New World Resources N.V., 4.000%, 10/07/2020[5,6,7]	EUR	700,590	—	—
New World Resources N.V., 16.423%, 10/07/2020[2,5,6,7,8,9]	EUR	101,612	—	—
			—	—

Ecuador (Cost $6,212,847)
International Airport Finance S.A., 12.000%, 03/15/2033		4,469,622	3,989,137	1.42
Petroamazonas EP, 4.625%, 12/06/2021		1,598,333	1,442,496	0.52
			5,431,633	1.94

Egypt (Cost $2,272,430)
ADES International Holding PLC, 8.625%, 04/24/2024		2,255,000	2,121,955	0.76
			2,121,955	0.76

Guatemala (Cost $1,522,246)
Comunicaciones Celulares S.A. Via Comcel Trust, 6.875%, 02/06/2024		1,520,000	1,554,200	0.56
			1,554,200	0.56

Hong Kong (Cost $1,106,960)
Bank of China Hong Kong Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.036%), 5.900%, 09/14/2023[3]		530,000	565,078	0.20
CK Hutchison Capital Securities 17 Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.070%), 4.000%, 05/12/2022[3]		530,000	539,929	0.19
			1,105,007	0.39
India (Cost $2,173,481)
Adani Transmission Ltd., 4.000%, 08/03/2026		295,000	308,250	0.11
Adani Transmission Ltd., 4.250%, 05/21/2036		398,000	402,225	0.15

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
India (continued)
Greenko Solar Mauritius Ltd., 5.950%, 07/29/2026		523,000	$551,554	0.20
India Green Energy Holdings, 5.375%, 04/29/2024[2]		450,000	450,655	0.16
Power Finance Corp. Ltd., 4.500%, 06/18/2029		475,000	485,810	0.17
			2,198,494	0.79

Indonesia (Cost $7,149,880)
Eterna Capital Pte. Ltd., 8.000%, 12/11/2022[4]		3,317,421	663,466	0.24
Indonesia Asahan Aluminium Persero PT, 6.530%, 11/15/2028		920,000	1,120,762	0.40
Minejesa Capital B.V., 4.625%, 08/10/2030		1,545,000	1,587,302	0.57
Pertamina Persero PT, 6.000%, 05/03/2042		995,000	1,213,900	0.43
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.850%, 10/14/2038[2]		250,000	256,185	0.09
			4,841,615	1.73

Iraq (Cost $7,569,427)
DNO A.S.A., 8.750%, 05/31/2023[2]		3,000,000	2,677,500	0.95
DNO A.S.A., 8.375%, 05/29/2024[2]		2,115,000	1,840,050	0.66
Oilflow SPV 1 DAC, 12.000%, 01/13/2022		2,681,910	2,628,379	0.94
			7,145,929	2.55

Israel (Cost $14,911,875)
Altice Financing S.A., 7.500%, 05/15/2026		1,525,000	1,591,719	0.57
Bank Leumi Le-Israel B.M., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.631%), 3.275%, 01/29/2031[2,3]		920,000	927,776	0.33
ICL Group Ltd., 6.375%, 05/31/2038[2]		441,000	565,009	0.20
Israel Electric Corp. Ltd., 5.000%, 11/12/2024[2]		365,000	412,450	0.15
Israel Electric Corp. Ltd., 4.250%, 08/14/2028[2]		450,000	515,250	0.19
Leviathan Bond Ltd., 5.750%, 06/30/2023[2]		390,000	398,775	0.14
Leviathan Bond Ltd., 6.125%, 06/30/2025[2]		930,000	961,434	0.34
Leviathan Bond Ltd., 6.500%, 06/30/2027[2]		948,000	976,440	0.35
Leviathan Bond Ltd., 6.750%, 06/30/2030[2]		220,000	225,786	0.08
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/2036		1,725,000	1,725,000	0.62
Teva Pharmaceutical Finance Netherlands III B.V., 7.125%, 01/31/2025		1,650,000	1,709,812	0.61
Teva Pharmaceutical Finance Netherlands III B.V., 6.750%, 03/01/2028		4,985,000	5,236,119	1.87
			15,245,570	5.45

Jamaica (Cost $4,533,442)
Digicel Group 0.5 Ltd., 7.000%, 11/23/2020[2,4]		2,751,103	371,399	0.13
Digicel Group 0.5 Ltd., 10.000%, 04/01/2024[4]		2,554,236	1,941,219	0.69
Digicel Group 0.5 Ltd., 8.000%, 04/01/2025[2,4]		1,607,476	542,523	0.20
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.750%, 05/25/2024		1,424,320	1,422,540	0.51
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.000%, 12/31/2026		649,879	484,160	0.17
			4,761,841	1.70

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Jordan (Cost $455,317)
Hikma Finance U.S.A. LLC, 3.250%, 07/09/2025		445,000	$457,327	0.16
			457,327	0.16

Kazakhstan (Cost $941,519)
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042		380,000	520,554	0.19
Tengizchevroil Finance Co. International Ltd., 4.000%, 08/15/2026		425,000	452,073	0.16
			972,627	0.35

Kuwait (Cost $697,938)
NBK Tier 1 Financing Ltd., (Variable, USD Swap 6Y + 4.119%), 5.750%, 04/09/2021[3]		680,000	679,150	0.24
			679,150	0.24

Malaysia (Cost $595,735)
Axiata SPV2 Bhd., 2.163%, 08/19/2030		285,000	283,185	0.10
Axiata Spv5 Labuan Ltd., 3.064%, 08/19/2050		330,000	317,845	0.11
			601,030	0.21

Mexico (Cost $30,936,076)
Alfa S.A.B. de C.V., 6.875%, 03/25/2044		840,000	981,750	0.35
Axtel S.A.B. de C.V., 6.375%, 11/14/2024		910,000	947,265	0.34
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.035%), 6.875%, 07/06/2022[3]		1,495,000	1,493,146	0.53
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.353%), 7.625%, 01/10/2028[3]		1,105,000	1,102,237	0.39
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 04/17/2025		660,000	739,207	0.27
BBVA Bancomer S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.650%), 5.125%, 01/18/2033[3]		1,705,000	1,681,556	0.60
Braskem Idesa S.A.P.I., 7.450%, 11/15/2029		2,700,000	2,552,904	0.91
Cemex S.A.B. de C.V., 7.750%, 04/16/2026		1,185,000	1,253,730	0.45
Cemex S.A.B. de C.V., 7.375%, 06/05/2027		520,000	572,785	0.21
Cemex S.A.B. de C.V., 5.450%, 11/19/2029		1,195,000	1,264,071	0.45
Cemex S.A.B. de C.V., 5.200%, 09/17/2030[2]		840,000	887,368	0.32
Cometa Energia S.A. de C.V., 6.375%, 04/24/2035		1,100,975	1,217,954	0.44
Credito Real S.A.B. de C.V. SOFOM ER, 7.250%, 07/20/2023		600,000	586,626	0.21
Fresnillo PLC, 4.250%, 10/02/2050[2]		720,000	732,780	0.26
Grupo Posadas S.A.B. de C.V., 7.875%, 06/30/2022[5]		2,200,000	792,000	0.28
Industrias Penoles S.A.B. de C.V., 4.150%, 09/12/2029		460,000	503,700	0.18
Industrias Penoles S.A.B. de C.V., 4.750%, 08/06/2050		220,000	231,275	0.08
Mexico Generadora de Energia S. de r.l., 5.500%, 12/06/2032		699,011	794,426	0.29
Minera Mexico S.A. de C.V., 4.500%, 01/26/2050		280,000	303,128	0.11
Orbia Advance Corp. S.A.B. de C.V., 4.000%, 10/04/2027		475,000	513,475	0.18
Orbia Advance Corp. S.A.B. de C.V., 5.875%, 09/17/2044		410,000	477,031	0.17
Petroleos Mexicanos, 6.500%, 03/13/2027		1,235,000	1,147,006	0.41
Petroleos Mexicanos, 6.750%, 09/21/2047		3,090,000	2,398,736	0.86
Petroleos Mexicanos, 7.690%, 01/23/2050		2,625,000	2,181,191	0.78

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Mexico (continued)
Petroleos Mexicanos, 6.950%, 01/28/2060		2,840,000	$2,220,880	0.79
Trust Fibra Uno, 4.869%, 01/15/2030		625,000	650,000	0.23
Trust Fibra Uno, 6.390%, 01/15/2050		1,273,000	1,322,329	0.47
Unifin Financiera S.A.B. de C.V., 7.000%, 01/15/2025		630,000	510,300	0.18
Unifin Financiera S.A.B. de C.V., 8.375%, 01/27/2028		465,000	368,280	0.13
			30,427,136	10.87

Mongolia (Cost $3,007,823)
Mongolian Mining Corp., 1.797%, 04/01/2021[4,8]		3,390,888	1,357,108	0.48
Mongolian Mining Corp./Energy Resources LLC, 9.250%, 04/15/2024		1,565,000	1,259,602	0.45
			2,616,710	0.93

Morocco (Cost $618,509)
OCP S.A., 4.500%, 10/22/2025		585,000	618,564	0.22
			618,564	0.22

Niger (Cost $—)
Savannah Petroleum PLC, 67.163%, 05/30/2021[7,8]		362,153	—	—
			—	—

Panama (Cost $5,250,092)
AES Panama Generation Holdings SRL, 4.375%, 05/31/2030		2,070,000	2,193,558	0.78
Banco General S.A., 4.125%, 08/07/2027		465,000	517,317	0.19
Banistmo S.A., 3.650%, 09/19/2022		805,000	820,939	0.29
C&W Senior Financing DAC, 6.875%, 09/15/2027		840,000	884,520	0.32
Cable Onda S.A., 4.500%, 01/30/2030		880,000	926,200	0.33
			5,342,534	1.91

Peru (Cost $3,464,771)
Ajecorp B.V., 6.500%, 05/14/2022		300,000	299,400	0.11
Banco Internacional del Peru S.A.A. Interbank, 3.250%, 10/04/2026		720,000	758,700	0.27
Consorcio Transmantaro S.A., 4.375%, 05/07/2023		310,000	328,991	0.12
Credicorp Ltd., 2.750%, 06/17/2025		270,000	277,087	0.10
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.375%, 06/01/2028		1,210,000	1,213,025	0.43
Intercorp Peru Ltd., 3.875%, 08/15/2029		620,000	627,986	0.22
			3,505,189	1.25

Philippines (Cost $776,370)
BDO Unibank, Inc., 2.125%, 01/13/2026		570,000	570,246	0.21
PLDT, Inc., 2.500%, 01/23/2031		200,000	205,126	0.07
			775,372	0.28

Poland (Cost $1,733,481)
Walnut Bidco PLC, 9.125%, 08/01/2024		1,680,000	1,718,035	0.61
			1,718,035	0.61

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Qatar (Cost $5,065,278)
ABQ Finance Ltd., 3.125%, 09/24/2024		1,005,000	$1,047,568	0.37
Nakilat, Inc., 6.067%, 12/31/2033		240,000	302,601	0.11
QIB Sukuk Ltd., (Floating, ICE LIBOR USD 3M + 1.350%), 1.575%, 02/07/2025		1,325,000	1,298,516	0.46
QNB Finance Ltd., (Floating, ICE LIBOR USD 3M + 1.350%), 1.606%, 05/31/2021		1,028,000	1,031,670	0.37
QNB Finance Ltd., 2.625%, 05/12/2025		580,000	602,806	0.22
QNB Finance Ltd., 2.750%, 02/12/2027		775,000	810,077	0.29
			5,093,238	1.82

Romania (Cost $1,259,222)
NE Property B.V., 1.875%, 10/09/2026	EUR	1,140,000	1,219,520	0.44
			1,219,520	0.44

Russian Federation (Cost $18,077,584)
CEDC Finance Corp. International, Inc., 10.000%, 12/31/2022[2]		5,052,696	3,423,202	1.22
Credit Bank of Moscow Via CBOM Finance PLC, (Variable, USD Swap 5Y + 6.942%), 8.875%, 11/10/2022[3]		870,000	797,764	0.29
Credit Bank of Moscow Via CBOM Finance PLC, (Variable, USD Swap 5Y + 5.416%), 7.500%, 10/05/2027[3]		5,239,000	4,937,234	1.76
Gazprom PJSC via Gaz Finance PLC, 3.000%, 06/29/2027		900,000	898,290	0.32
Novolipetsk Steel Via Steel Funding DAC, 4.700%, 05/30/2026		505,000	560,712	0.20
PJSC Koks via IMH Capital DAC, 5.900%, 09/23/2025[2]		875,000	896,875	0.32
Severstal OAO Via Steel Capital S.A., 5.900%, 10/17/2022		380,000	407,019	0.15
Severstal OAO Via Steel Capital S.A., 3.150%, 09/16/2024		365,000	375,497	0.13
Sovcombank Via SovCom Capital DAC, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 6.427%), 8.000%, 04/07/2030[3]		2,435,000	2,454,012	0.88
TMK OAO Via TMK Capital S.A., 4.300%, 02/12/2027		865,000	846,489	0.30
VEON Holdings B.V., 4.000%, 04/09/2025		890,000	928,377	0.33
			16,525,471	5.90

Saudi Arabia (Cost $7,532,742)
Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039		1,450,000	1,660,250	0.59
Dar Al-Arkan Sukuk Co. Ltd., 6.750%, 02/15/2025		1,500,000	1,430,970	0.51
SABIC Capital II B.V., 4.500%, 10/10/2028		285,000	335,838	0.12
Samba Funding Ltd., 2.750%, 10/02/2024		1,090,000	1,124,793	0.40
Saudi Arabian Oil Co., 4.250%, 04/16/2039		1,425,000	1,625,353	0.58
Saudi Electricity Global Sukuk Co. 3, 5.500%, 04/08/2044		910,000	1,138,684	0.41
Saudi Electricity Global Sukuk Co. 4, 4.723%, 09/27/2028		310,000	365,267	0.13
			7,681,155	2.74

Singapore (Cost $5,167,291)
DBS Group Holdings Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.915%), 3.300%, 02/27/2025[3]		990,000	987,525	0.35
GLP Pte. Ltd., 3.875%, 06/04/2025		905,000	932,415	0.33

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Singapore (continued)
Oversea-Chinese Banking Corp. Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.580%), 1.832%, 09/10/2030[2,3]		380,000	$378,906	0.14
Puma International Financing S.A., 5.000%, 01/24/2026		3,135,000	2,578,537	0.92
United Overseas Bank Ltd., (Variable, USD Swap 5Y + 1.794%), 3.875%, 10/19/2023[3]		465,000	476,625	0.17
			5,354,008	1.91

South Africa (Cost $8,252,888)
AngloGold Ashanti Holdings PLC, 3.750%, 10/01/2030		545,000	577,643	0.21
Gold Fields Orogen Holdings BVI Ltd., 6.125%, 05/15/2029		980,000	1,166,200	0.42
Liquid Telecommunications Financing PLC, 8.500%, 07/13/2022		1,775,000	1,804,110	0.64
MTN Mauritius Investments Ltd., 6.500%, 10/13/2026		1,490,000	1,661,177	0.59
Prosus N.V., 5.500%, 07/21/2025		795,000	912,113	0.33
Prosus N.V., 3.680%, 01/21/2030		300,000	326,469	0.12
Prosus N.V., 4.027%, 08/03/2050		205,000	209,290	0.07
Sasol Financing U.S.A. LLC, 6.500%, 09/27/2028		1,815,000	1,741,492	0.62
			8,398,494	3.00

South Korea (Cost $1,764,623)
Kookmin Bank, 2.500%, 11/04/2030[2,10]		440,000	439,492	0.16
Shinhan Financial Group Co. Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.500%), 3.340%, 02/05/2030[3]		765,000	800,450	0.28
Woori Bank, 4.750%, 04/30/2024		500,000	550,290	0.20
			1,790,232	0.64

Tanzania (Cost $695,249)
HTA Group Ltd., 7.000%, 12/18/2025		665,000	694,792	0.25
			694,792	0.25

Thailand (Cost $1,516,618)
Bangkok Bank PCL, 9.025%, 03/15/2029		475,000	651,880	0.23
PTTEP Treasury Center Co. Ltd., 2.587%, 06/10/2027		200,000	206,254	0.08
PTTEP Treasury Center Co. Ltd., 3.903%, 12/06/2059		600,000	639,990	0.23
			1,498,124	0.54

Turkey (Cost $1,623,070)
Akbank T.A.S., (Variable, USD Swap 5Y + 5.026%), 7.200%, 03/16/2027[3]		215,000	195,113	0.07
Akbank T.A.S., (Variable, USD Swap 5Y + 4.029%), 6.797%, 04/27/2028[3]		614,000	541,248	0.19
Turkiye Garanti Bankasi A.S., (Variable, USD Swap 5Y + 4.220%), 6.125%, 05/24/2027[3]		535,000	477,364	0.17
Turkiye Is Bankasi A.S., (Variable, USD Swap 5Y + 5.117%), 7.000%, 06/29/2028[3]		356,000	320,071	0.12
			1,533,796	0.55

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Ukraine (Cost $11,303,766)
DTEK Finance PLC, 10.750%, (100% Cash), 12/31/2024[4,5]		2,644,000	$1,718,600	0.61
Metinvest B.V., 8.500%, 04/23/2026		3,117,000	3,141,001	1.12
Metinvest B.V., 7.750%, 10/17/2029		2,065,000	1,974,140	0.70
MHP Lux S.A., 6.250%, 09/19/2029		1,785,000	1,696,643	0.61
VF Ukraine PAT via VFU Funding PLC, 6.200%, 02/11/2025		1,765,000	1,751,762	0.63
			10,282,146	3.67

United Arab Emirates (Cost $10,361,215)
Abu Dhabi National Energy Co. PJSC, 4.875%, 04/23/2030		310,000	382,924	0.14
Abu Dhabi National Energy Co. PJSC, 6.500%, 10/27/2036		380,000	554,198	0.20
Aldar Sukuk No. 2 Ltd., 3.875%, 10/22/2029		660,000	704,491	0.25
DIB Sukuk Ltd., 2.950%, 01/16/2026		1,330,000	1,379,398	0.49
DP World Crescent Ltd., 4.848%, 09/26/2028		240,000	267,864	0.10
DP World PLC, 6.850%, 07/02/2037		840,000	1,053,526	0.38
DP World Salaam, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.750%), 6.000%, 10/01/2025[3]		1,635,000	1,712,663	0.61
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 03/31/2036[2,10]		1,400,000	1,396,632	0.50
Galaxy Pipeline Assets Bidco Ltd., 3.250%, 09/30/2040[2,10]		1,800,000	1,779,551	0.63
MAF Global Securities Ltd., 4.750%, 05/07/2024		215,000	230,136	0.08
Tabreed Sukuk SPC Ltd., 5.500%, 10/31/2025		810,000	938,879	0.33
			10,400,262	3.71

Venezuela (Cost $8,318,882)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020[5,6]		7,112,500	1,778,125	0.64
Petroleos de Venezuela S.A., 9.750%, 05/17/2035[5]		6,744,093	229,299	0.08
			2,007,424	0.72

Zambia (Cost $7,310,720)
First Quantum Minerals Ltd., 7.250%, 04/01/2023		3,545,000	3,562,725	1.27
First Quantum Minerals Ltd., 6.875%, 03/01/2026		2,730,000	2,709,525	0.97
First Quantum Minerals Ltd., 6.875%, 10/15/2027[2]		1,300,000	1,296,737	0.46
			7,568,987	2.70

Total Debt Securities (Cost $294,541,121)			273,319,675	97.62

Bank Loans

Brazil (Cost $2,100,000)
Samarco Mineracao S.A., 0.930%, 09/09/2018[6,11]		3,000,000	1,350,000	0.48
			1,350,000	0.48

Czech Republic (Cost $362,934)
New World Resources N.V., 8.500%, 10/07/2016[6,7]	EUR	571,997	—	—
			—	—

Ghana (Cost $3,000,000)
Karpower International B.V., 8.920%, 11/16/2023[11]		3,000,000	2,865,000	1.03
			2,865,000	1.03

Total Bank Loans (Cost $5,462,934)			4,215,000	1.51

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Shares	Value	% of Net Assets
Equity Securities

Czech Republic (Cost $1,093,253)
New World Resources PLC, Class A*,7	GBP	36,580,138	$—	—
			—	—

Niger (Cost $877,496)
Savannah Energy PLC*	GBP	2,258,852	230,441	0.08
			230,441	0.08

Russian Federation (Cost $655,356)
Roust Corp.*,11		13,359	36,737	0.01
Roust Corp., Class C*,11		28,922	79,536	0.03
			116,273	0.04

Total Equity Securities (Cost $2,626,105)			346,714	0.12

Total Investments (Total Cost $302,630,160)			277,881,389	99.25

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			2,089,749	0.75

Net Assets			$279,971,138	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[3]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

[4]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

[5]	Issuer has defaulted on terms of debt obligation.

[6]	Maturity has been extended under the terms of a plan of reorganization.

[7]	Security has been deemed worthless and is a Level 3 investment.

[8]	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

[9]

Restricted security that has been deemed illiquid. At October 31, 2020 the value of these restricted illiquid securities amount to $0 or 0.00% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
New World Resources N.V., 16.423%, 10/07/2020	10/7/2014	$-

[10]	When issued security. Coupon rate was not in effect at October 31, 2020.

[11]	Security is a Level 3 investment.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

At October 31, 2020, the Ashmore Emerging Markets Corporate Income Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)		Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/18/2020	Citibank	United States Dollar	453,155	Euro		385,000	$ 4,587
11/18/2020	JP Morgan	United States Dollar	786,559	Euro		669,618	6,379

Subtotal Appreciation							10,966

Total							$10,966

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Income Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$247,760,425	$ —	$247,760,425
Corporate Convertible Bonds	—	7,288,474	—	7,288,474
Financial Certificates	—	8,886,786	—	8,886,786
Government Agencies	—	9,383,990	—	9,383,990

Total Debt Securities	—	273,319,675	—	273,319,675
Bank Loans
Brazil	—	—	1,350,000	1,350,000
Ghana	—	—	2,865,000	2,865,000

Total Bank Loans	—	—	4,215,000	4,215,000
Equity Securities
Common Stock
Niger	—	230,441	—	230,441
Russian Federation	—	—	116,273	116,273

Total Common Stock	—	230,441	116,273	346,714

Total Investments	$—	$273,550,116	$4,331,273	$277,881,389

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$10,966	$ —	$10,966

Total Other Financial Instruments	$—	$10,966	$ —	$10,966

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ended October 31, 2020:

Category and Subcategory	Beginning Balance at 10/31/2019	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2020	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2020

Investments, at value

Bank Loans

Brazil	$ 1,980,000	$ —	$ —	$ —	$ —	$(630,000)	$—	$—	$1,350,000	$(630,000)

Ghana	3,007,500	—	—	—	—	(142,500)	—	—	2,865,000	(142,500)

Malaysia	1,118,410	2,179	—	(1,158,974)	38,817	(432)	—	—	—	—

Nigeria	542,727	(23,413)	—	(988,772)	(23,413)	492,871	—	—	—	—

United Arab Emirates	11,820,491	205,534	235,911	(13,084,271)	827,804	(5,469)	—	—	—	—

Common Stocks

Russian Federation	126,843	—	—	—	—	(10,570)	—	—	116,273	(10,570)

Total	$18,595,971	$184,300	$235,911	$(15,232,017)	$843,208	$(296,100)	$—	$—	$4,331,273	$(783,070)

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2020:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2020	Valuation Technique	Unobservable Input

Bank Loans	$4,215,000	Broker Quote	Inputs to broker model
Common Stock	116,273	Broker Quote	Inputs to broker model

Total	$4,331,273

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2020:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$10,966

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2020:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(28,832)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 10,966

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $50,294,139)
Argentina (Rep of), (Step to 0.500% on 07/09/2021), 0.125%, 07/09/2030[2]		61,266,482	$22,484,799	4.86
Genneia S.A., 8.750%, 01/20/2022		1,775,000	1,355,062	0.29
IRSA Propiedades Comerciales S.A., 8.750%, 03/23/2023		5,191,000	3,914,144	0.85
Mastellone Hermanos S.A., 12.625%, 07/03/2021		1,720,000	1,315,817	0.28
Pampa Energia S.A., 7.375%, 07/21/2023		2,027,000	1,682,369	0.36
YPF S.A., 8.500%, 03/23/2021		4,305,000	3,659,293	0.79
YPF S.A., 8.750%, 04/04/2024		241,000	158,614	0.04
YPF S.A., 8.500%, 03/23/2025		5,344,000	3,420,160	0.74
			37,990,258	8.21

Brazil (Cost $52,582,103)
Azul Investments LLP, 5.875%, 10/26/2024		2,375,000	1,896,485	0.41
CSN Resources S.A., 7.625%, 02/13/2023		17,935,000	18,607,562	4.02
Embraer Overseas Ltd., 5.696%, 09/16/2023		1,710,000	1,738,728	0.38
Gol Finance S.A., 7.000%, 01/31/2025		2,060,000	1,524,441	0.33
InterCement Financial Operations B.V., 5.750%, 07/17/2024		8,950,000	6,164,313	1.33
MARB BondCo PLC, 7.000%, 03/15/2024		9,575,000	9,821,652	2.12
MARB BondCo PLC, 6.875%, 01/19/2025		1,500,000	1,549,950	0.33
Oi S.A., 10.000%, (100% Cash), 07/27/2025[3]		12,300,000	12,023,373	2.60
			53,326,504	11.52

China (Cost $95,517,375)
CFLD Cayman Investment Ltd., 8.050%, 01/13/2025		2,975,000	2,619,401	0.56
China Evergrande Group, 8.250%, 03/23/2022		14,475,000	12,166,238	2.63
China Evergrande Group, 9.500%, 04/11/2022		1,120,000	955,349	0.21
China Evergrande Group, 11.500%, 01/22/2023		1,853,000	1,544,862	0.33
China Evergrande Group, 10.000%, 04/11/2023		11,205,000	9,025,223	1.95
China Hongqiao Group Ltd., 7.125%, 07/22/2022		1,600,000	1,509,200	0.33
Fantasia Holdings Group Co. Ltd., 12.250%, 10/18/2022		4,000,000	4,201,863	0.91
Fantasia Holdings Group Co. Ltd., 10.875%, 01/09/2023		4,160,000	4,265,910	0.92
Fantasia Holdings Group Co. Ltd., 11.875%, 06/01/2023		2,710,000	2,804,588	0.60
GCL New Energy Holdings Ltd., 7.100%, 01/30/2021		12,500,000	6,006,250	1.30
Kaisa Group Holdings Ltd., 11.250%, 04/09/2022		2,660,000	2,714,499	0.59
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022		7,678,000	7,489,741	1.62
Kaisa Group Holdings Ltd., 11.500%, 01/30/2023		9,590,000	9,673,302	2.09
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023		3,930,000	3,902,440	0.84
Kaisa Group Holdings Ltd., 11.250%, 04/16/2025		4,280,000	4,054,442	0.88
Prime Bloom Holdings Ltd., 6.950%, 07/05/2022		6,470,000	1,200,185	0.26
Radiance Capital Investments Ltd., 8.800%, 09/17/2023		1,400,000	1,427,814	0.31
Ronshine China Holdings Ltd., 8.750%, 10/25/2022		1,146,000	1,175,182	0.25
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020[4,5]		2,640,000	464,165	0.10
Zhenro Properties Group Ltd., 9.150%, 05/06/2023		2,385,000	2,469,615	0.53
			79,670,269	17.21

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Colombia (Cost $5,503,736)
Frontera Energy Corp., 9.700%, 06/25/2023		3,600,000	$2,880,036	0.62
Geopark Ltd., 6.500%, 09/21/2024		1,785,000	1,677,900	0.37
			4,557,936	0.99

Ecuador (Cost $86,601,077)
Ecuador (Rep of), (Step to 5.000% on 07/31/2021), 0.500%, 07/31/2030[2,6]		45,997,165	30,588,574	6.61
Ecuador (Rep of), (Step to 1.000% on 07/31/2021), 0.500%, 07/31/2035[2,6]		56,698,733	30,971,683	6.69
Petroamazonas EP, 4.625%, 12/06/2021		15,052,244	13,584,650	2.93
			75,144,907	16.23

Egypt (Cost $5,815,170)
ADES International Holding PLC, 8.625%, 04/24/2024		5,875,000	5,528,375	1.20
			5,528,375	1.20

Indonesia (Cost $125,073)
Eterna Capital Pte. Ltd., 7.500%, (13% PIK), 12/11/2022[3]		149,691	60,460	0.01
			60,460	0.01

Iraq (Cost $17,302,827)
DNO A.S.A., 8.750%, 05/31/2023[6]		11,600,000	10,353,000	2.24
DNO A.S.A., 8.375%, 05/29/2024[6]		2,995,000	2,605,650	0.56
Oilflow SPV 1 DAC, 12.000%, 01/13/2022		2,421,607	2,373,272	0.51
			15,331,922	3.31

Jamaica (Cost $10,864,737)
Digicel Group 0.5 Ltd., 7.000%, 11/23/2020[3,6]		107,533	14,517	—
Digicel Group 0.5 Ltd., 10.000%, 04/01/2024[3]		5,744,284	4,365,656	0.94
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.750%, 05/25/2024		5,116,490	5,110,095	1.11
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.000%, 12/31/2026		1,931,136	1,438,696	0.31
			10,928,964	2.36

Lebanon (Cost $152,417,841)
Lebanon (Rep of), 6.375%, 03/09/2020[4,5]		43,712,000	7,195,869	1.55
Lebanon (Rep of), 5.800%, 04/14/2020[4,5]		29,248,000	4,821,825	1.04
Lebanon (Rep of), 6.150%, 06/19/2020[4,5]		19,996,000	3,218,556	0.70
Lebanon (Rep of), 8.250%, 04/12/2021[4]		59,195,000	8,943,181	1.93
Lebanon (Rep of), 6.100%, 10/04/2022[4]		12,566,000	1,802,216	0.39
			25,981,647	5.61

Mexico (Cost $12,841,393)
Credito Real S.A.B. de C.V. SOFOM ER, 7.250%, 07/20/2023		1,720,000	1,681,661	0.36
Grupo Posadas S.A.B. de C.V., 7.875%, 06/30/2022[4]		2,805,000	1,009,800	0.22
Petroleos Mexicanos, 4.875%, 01/18/2024		3,161,000	3,101,732	0.67
Petroleos Mexicanos, 6.875%, 10/16/2025[6]		5,234,000	5,173,809	1.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Mexico (continued)
Unifin Financiera S.A.B. de C.V., 7.000%, 01/15/2025		200,000	$162,000	0.03
			11,129,002	2.40

Oman (Cost $3,051,107)
National Bank of Oman SAOG, 5.625%, 09/25/2023		750,000	747,000	0.16
Oztel Holdings SPC Ltd., 5.625%, 10/24/2023		2,240,000	2,233,056	0.48
			2,980,056	0.64

Peru (Cost $2,440,112)
Ajecorp B.V., 6.500%, 05/14/2022		2,615,000	2,609,770	0.56
			2,609,770	0.56

Poland (Cost $4,019,811)
Walnut Bidco PLC, 9.125%, 08/01/2024		3,905,000	3,993,409	0.86
			3,993,409	0.86

Russian Federation (Cost $1,000,000)
PJSC Koks via IMH Capital DAC, 5.900%, 09/23/2025[6]		1,000,000	1,025,000	0.22
			1,025,000	0.22

Saudi Arabia (Cost $5,460,791)
Arabian Centres Sukuk Ltd., 5.375%, 11/26/2024		2,475,000	2,300,512	0.50
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 04/10/2022		3,145,000	3,124,935	0.67
			5,425,447	1.17

Singapore (Cost $5,874,117)
Puma International Financing S.A., 5.125%, 10/06/2024		6,670,000	5,622,810	1.22
			5,622,810	1.22

South Africa (Cost $15,919,326)
Liquid Telecommunications Financing PLC, 8.500%, 07/13/2022		12,500,000	12,705,000	2.75
Sasol Financing International Ltd., 4.500%, 11/14/2022		1,735,000	1,685,383	0.36
Sasol Financing U.S.A. LLC, 5.875%, 03/27/2024		1,725,000	1,666,350	0.36
			16,056,733	3.47

Turkey (Cost $7,085,841)
KOC Holding A.S., 6.500%, 03/11/2025		1,685,000	1,697,806	0.37
Turkiye Is Bankasi A.S., 6.000%, 10/24/2022		4,220,000	4,067,025	0.88
Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023		1,300,000	1,244,750	0.27
			7,009,581	1.52

Ukraine (Cost $42,772,742)
DTEK Finance PLC, 10.750%, (100% Cash), 12/31/2024[3,4]		10,296,000	6,692,400	1.44
Metinvest B.V., 7.750%, 04/23/2023		8,115,000	8,277,300	1.79
MHP SE, 7.750%, 05/10/2024		7,380,000	7,694,388	1.66
Ukraine (Rep of), 8.994%, 02/01/2024		5,529,000	5,878,411	1.27
Ukraine (Rep of), 7.750%, 09/01/2024		7,822,000	8,085,992	1.75
VF Ukraine PAT via VFU Funding PLC, 6.200%, 02/11/2025		2,270,000	2,252,975	0.49
			38,881,466	8.40

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Venezuela (Cost $32,680,072)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020[4,5]		37,855,500	$9,463,875	2.05
			9,463,875	2.05

Zambia (Cost $21,819,952)
First Quantum Minerals Ltd., 7.250%, 04/01/2023		11,245,000	11,301,225	2.44
First Quantum Minerals Ltd., 6.500%, 03/01/2024		10,715,000	10,634,638	2.30
			21,935,863	4.74

Total Debt Securities (Cost $631,989,342)			434,654,254	93.90

Bank Loans

Ukraine (Cost $8,185,734)
Metinvest B.V., 4.944%, 10/24/2022[7]		8,395,165	8,311,213	1.79
			8,311,213	1.79

Total Bank Loans (Cost $8,185,734)			8,311,213	1.79

Total Investments (Total Cost $640,175,076)			442,965,467	95.69

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			19,938,552	4.31

Net Assets			$462,904,019	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Step coupon bond. Rate as of October 31, 2020 is disclosed.

[3]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

[4]	Issuer has defaulted on terms of debt obligation.

[5]	Maturity has been extended under the terms of a plan of reorganization.

[6]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[7]	Security is a Level 3 investment.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$302,121,452	$—	$302,121,452
Corporate Convertible Bonds	—	14,517	—	14,517
Financial Certificates	—	5,425,447	—	5,425,447
Government Agencies	—	3,101,732	—	3,101,732
Government Bonds	—	123,991,106	—	123,991,106

Total Debt Securities	—	434,654,254	—	434,654,254
Bank Loans
Ukraine	—	—	8,311,213	8,311,213

Total Investments	$—	$434,654,254	$8,311,213	$442,965,467

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ended October 31, 2020:

Category and Subcategory	Beginning Balance at 10/31/2019	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2020	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2020
Investments, at value

Bank Loans

China	$10,105,730	$76,652	$ —	$(10,121,770)	$(128,303)	$67,691	$—	$—	$ —	$ —

Malaysia	311,827	439	—	(323,137)	7,762	3,109	—	—	—	—

Ukraine	5,563,835	75,902	4,315,027	(1,634,781)	53,527	(62,297)	—	—	8,311,213	(62,297)

United Arab Emirates	43,709,541	518,762	9,309,270	(55,456,828)	694,170	1,225,085	—	—	—	—
Total	$59,690,933	$671,755	$13,624,297	$(67,536,516)	$627,156	$1,233,588	$—	$—	$ 8,311,213	$ (62,297)

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2020:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2020	Valuation Technique	Unobservable Input
Bank Loans	$8,311,213	Broker quote	Inputs to broker model

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2020

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Brazil (Cost $3,375,109)
Lojas Renner S.A.	BRL	116,400	$759,711	0.93
Vale S.A. ADR		226,223	2,391,177	2.91
			3,150,888	3.84

China (Cost $29,941,830)
Alibaba Group Holding Ltd.*	HKD	194,000	7,385,377	9.00
Anhui Conch Cement Co. Ltd., Class H	HKD	357,000	2,234,296	2.72
China Life Insurance Co. Ltd., Class H	HKD	1,083,000	2,355,177	2.87
China Mengniu Dairy Co. Ltd.*	HKD	169,000	795,190	0.97
China Overseas Land & Investment Ltd.	HKD	320,695	802,963	0.98
China Resources Cement Holdings Ltd.	HKD	628,000	820,075	1.00
China Vanke Co. Ltd., Class H	HKD	273,600	849,355	1.03
CITIC Securities Co. Ltd., Class H	HKD	469,000	1,012,581	1.23
East Money Information Co. Ltd., Class A	CNY	239,500	841,979	1.03
JD.com, Inc. ADR*		6,200	505,424	0.62
JD.com, Inc., Class A*	HKD	61,700	2,521,115	3.07
NetEase, Inc.	HKD	142,500	2,491,599	3.04
Ping An Insurance Group Co. of China Ltd., Class H	HKD	157,000	1,611,742	1.96
Prosus N.V.*	EUR	12,232	1,222,659	1.49
Shandong Gold Mining Co. Ltd., Class H2	HKD	167,950	397,410	0.48
Sunny Optical Technology Group Co. Ltd.	HKD	96,300	1,601,713	1.95
Tencent Holdings Ltd.	HKD	71,200	5,461,497	6.65
			32,910,152	40.09

Hong Kong (Cost $348,435)
AIA Group Ltd.	HKD	39,800	375,366	0.46
			375,366	0.46

India (Cost $6,958,392)
HDFC Bank Ltd. ADR*		33,030	1,897,243	2.31
ICICI Bank Ltd. ADR*		245,548	2,590,531	3.15
Infosys Ltd. ADR		112,536	1,605,889	1.96
Tata Consultancy Services Ltd.	INR	54,269	1,950,401	2.38
			8,044,064	9.80

Indonesia (Cost $1,283,233)
Bank Central Asia Tbk PT	IDR	640,200	1,258,652	1.53
			1,258,652	1.53

Mexico (Cost $356,686)
Grupo Mexico S.A.B. de C.V., Series B	MXN	151,961	431,636	0.52
			431,636	0.52

Peru (Cost $4,714,268)
Credicorp Ltd.		19,978	2,291,077	2.79

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Shares	Value	% of Net Assets
Peru (continued)
Southern Copper Corp.		49,383	$2,584,706	3.15
			4,875,783	5.94

South Africa (Cost $2,866,417)
FirstRand Ltd.	ZAR	526,820	1,230,118	1.50
Naspers Ltd., Class N*	ZAR	8,797	1,720,750	2.09
			2,950,868	3.59

South Korea (Cost $8,762,469)
LG Chem Ltd.	KRW	4,139	2,250,998	2.74
LG Household & Health Care Ltd.	KRW	558	732,568	0.89
Lotte Chemical Corp.	KRW	3,951	816,492	1.00
Samsung Electronics Co. Ltd.	KRW	34,454	1,727,742	2.11
Shinhan Financial Group Co. Ltd.	KRW	68,662	1,848,607	2.25
SK Hynix, Inc.	KRW	17,997	1,274,536	1.55
			8,650,943	10.54

Taiwan (Cost $9,363,218)
Largan Precision Co. Ltd.	TWD	13,497	1,434,918	1.75
MediaTek, Inc.	TWD	133,000	3,135,487	3.82
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	484,021	7,304,848	8.90
			11,875,253	14.47

Total Common Stocks (Cost $67,970,057)			74,523,605	90.78

Preferred Stocks

Brazil (Cost $1,810,013)
Itau Unibanco Holding S.A. ADR, 0.785%[3]		432,644	1,769,514	2.16
			1,769,514	2.16

South Korea (Cost $1,487,584)
Samsung Electronics Co. Ltd., 2.725%[3]	KRW	38,327	1,700,579	2.07
			1,700,579	2.07

Total Preferred Stocks (Cost $3,297,597)			3,470,093	4.23

Total Investments (Total Cost $71,267,654)			77,993,698	95.01

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			4,097,885	4.99

Net Assets			$82,091,583	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

Percentages shown are based on net assets.

At October 31, 2020, the industry sectors for the Ashmore Emerging Markets Active Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	9.7%
Consumer Discretionary	17.2
Consumer Staples	1.9
Financials	23.2
Information Technology	26.5
Materials	14.5
Real Estate	2.0
Total Investments	95.0
Other Assets Less Liabilities	5.0
Net Assets	100.0%

At October 31, 2020, the Ashmore Emerging Markets Active Equity Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)		Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/18/2020	Deutsche Bank	United States Dollar	141,753	Euro		120,657	$1,174
11/18/2020	JP Morgan	United States Dollar	1,039,829	Euro		885,233	8,433

Subtotal Appreciation							9,607

Total							$9,607

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Active Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$ 3,150,888	$ —	$—	$ 3,150,888
China	505,424	32,404,728	—	32,910,152
Hong Kong	—	375,366	—	375,366
India	6,093,663	1,950,401	—	8,044,064
Indonesia	—	1,258,652	—	1,258,652
Mexico	431,636	—	—	431,636
Peru	4,875,783	—	—	4,875,783
South Africa	—	2,950,868	—	2,950,868
South Korea	—	8,650,943	—	8,650,943
Taiwan	—	11,875,253	—	11,875,253

Total Common Stocks	15,057,394	59,466,211	—	74,523,605
Preferred Stocks
Brazil	1,769,514	—	—	1,769,514
South Korea	—	1,700,579	—	1,700,579

Total Preferred Stocks	1,769,514	1,700,579	—	3,470,093
Total Investments	$16,826,908	$61,166,790	$—	$77,993,698

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$9,607	$—	$9,607
Total Other Financial Instruments	$—	$9,607	$—	$9,607

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2020:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$9,607

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2020:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(127,572)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$14,283

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Brazil (Cost $550,644)
Arezzo Industria e Comercio S.A.	BRL	11,500	$120,853	1.52
Sinqia S.A.*	BRL	40,000	144,651	1.82
TOTVS S.A.	BRL	18,800	88,464	1.12
Vasta Platform Ltd.*		14,900	172,244	2.17
			526,212	6.63

China (Cost $794,556)
Fu Shou Yuan International Group Ltd.	HKD	153,000	157,881	1.99
JNBY Design Ltd.	HKD	163,000	177,124	2.23
Kangji Medical Holdings Ltd.*	HKD	46,500	127,059	1.60
Noah Holdings Ltd. ADR*		3,700	97,421	1.22
Xiabuxiabu Catering Management China Holdings Co. Ltd.*,2	HKD	113,000	193,572	2.44
			753,057	9.48

Hungary (Cost $40,822)
Wizz Air Holdings PLC*,2	GBP	1,703	70,479	0.89
			70,479	0.89

India (Cost $1,154,092)
Bajaj Consumer Care Ltd.	INR	77,499	194,918	2.45
Eicher Motors Ltd.	INR	2,960	83,495	1.05
Granules India Ltd.	INR	30,661	158,637	2.00
IndiaMart InterMesh Ltd.[2]	INR	2,121	138,743	1.75
Info Edge India Ltd.	INR	1,654	79,307	1.00
Just Dial Ltd.*	INR	19,942	175,420	2.21
Larsen & Toubro Infotech Ltd.[2]	INR	1,782	70,289	0.88
Multi Commodity Exchange of India Ltd.	INR	6,902	158,482	2.00
Quess Corp. Ltd.*,2	INR	81,992	452,365	5.70
V-Mart Retail Ltd.*	INR	5,686	147,846	1.86
			1,659,502	20.90

Indonesia (Cost $62,722)
Ace Hardware Indonesia Tbk PT	IDR	684,100	72,921	0.92
			72,921	0.92

Kazakhstan (Cost $126,027)
Kaspi.KZ JSC GDR*,2		857	35,951	0.45
Kaspi.KZ JSC GDR (London Exchange)*,2		2,348	100,847	1.27
			136,798	1.72

Malaysia (Cost $287,226)
My EG Services Bhd.	MYR	1,116,800	368,972	4.65
			368,972	4.65

Mexico (Cost $313,912)
Genomma Lab Internacional S.A.B. de C.V., Class B*	MXN	153,600	136,210	1.71

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Shares	Value	% of Net Assets
Mexico (continued)
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR*		4,300	$155,574	1.96
			291,784	3.67

Peru (Cost $172,955)
Alicorp S.A.A.	PEN	52,094	100,860	1.27
			100,860	1.27

Russian Federation (Cost $473,446)
HeadHunter Group PLC ADR		15,108	346,578	4.37
TCS Group Holding PLC GDR (Registered)		14,822	354,481	4.46
			701,059	8.83

South Korea (Cost $1,363,472)
Dentium Co. Ltd.*	KRW	7,009	231,291	2.91
Douzone Bizon Co. Ltd.	KRW	2,013	177,049	2.23
Hansol Chemical Co. Ltd.	KRW	2,613	327,321	4.12
Hugel, Inc.*	KRW	1,851	343,261	4.32
KoMiCo Ltd.	KRW	11,174	363,231	4.57
NHN KCP Corp.	KRW	1,667	98,311	1.24
NICE Information Service Co. Ltd.	KRW	8,043	138,197	1.74
SK Materials Co. Ltd.	KRW	474	93,212	1.18
WONIK IPS Co. Ltd.*	KRW	4,133	117,722	1.48
			1,889,595	23.79

Taiwan (Cost $909,301)
ASPEED Technology, Inc.	TWD	2,000	96,779	1.22
Nien Made Enterprise Co. Ltd.	TWD	13,000	146,686	1.85
Parade Technologies Ltd.	TWD	5,000	191,361	2.41
Poya International Co. Ltd.	TWD	10,000	215,972	2.72
Sensortek Technology Corp.	TWD	3,000	76,375	0.96
Silergy Corp.	TWD	1,839	113,533	1.43
Sinbon Electronics Co. Ltd.	TWD	23,000	155,086	1.95
Sporton International, Inc.	TWD	18,000	143,836	1.81
Sunonwealth Electric Machine Industry Co. Ltd.	TWD	97,000	198,896	2.50
			1,338,524	16.85

Total Common Stocks (Cost $6,249,175)			7,909,763	99.60

Total Investments (Total Cost $6,249,175)			7,909,763	99.60

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			32,094	0.40

Net Assets			$7,941,857	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

At October 31, 2020, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	3.2%
Consumer Discretionary	18.7
Consumer Staples	3.7
Financials	7.7
Health Care	12.6
Industrials	20.7
Information Technology	27.7
Materials	5.3
Total Investments	99.6
Other Assets Less Liabilities	0.4
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$526,212	$—	$—	$526,212
China	97,421	655,636	—	753,057
Hungary	—	70,479	—	70,479
India	—	1,659,502	—	1,659,502
Indonesia	—	72,921	—	72,921
Kazakhstan	136,798	—	—	136,798
Malaysia	—	368,972	—	368,972
Mexico	291,784	—	—	291,784
Peru	100,860	—	—	100,860
Russian Federation	346,578	354,481	—	701,059
South Korea	—	1,889,595	—	1,889,595
Taiwan	—	1,338,524	—	1,338,524

Total Common Stocks	1,499,653	6,410,110	—	7,909,763

Total Investments	$1,499,653	$6,410,110	$—	$7,909,763

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2020

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $722,514)
Globant S.A.*		6,600	$1,192,026	2.21
			1,192,026	2.21

Bahrain (Cost $1,500,488)
Ahli United Bank BSC	KWD	1,847,847	1,422,057	2.63
			1,422,057	2.63

Cambodia (Cost $929,428)
NagaCorp. Ltd.	HKD	730,000	755,262	1.40
			755,262	1.40

Egypt (Cost $4,533,399)
ADES International Holding PLC*,2		45,762	439,389	0.81
Arabian Food Industries Co. S.A.E. Domty	EGP	1,472,262	532,641	0.99
Cleopatra Hospital*	EGP	2,444,068	741,003	1.37
Commercial International Bank Egypt S.A.E.	EGP	387,394	1,505,951	2.79
Fawry for Banking & Payment Technology Services S.A.E.*	EGP	440,341	915,403	1.70
			4,134,387	7.66

Georgia (Cost $846,518)
Georgia Capital PLC*	GBP	55,098	264,039	0.49
			264,039	0.49

Kazakhstan (Cost $1,049,529)
Halyk Savings Bank of Kazakhstan JSC GDR[2]		46,590	464,968	0.86
Halyk Savings Bank of Kazakhstan JSC GDR (Registered)		10,851	108,300	0.20
Kaspi.KZ JSC GDR*,2		4,980	208,911	0.39
Kaspi.KZ JSC GDR (London Exchange)*,2		5,000	214,750	0.40
			996,929	1.85

Kenya (Cost $2,205,854)
Equity Group Holdings PLC*	KES	1,731,000	538,484	1.00
Safaricom PLC	KES	6,196,700	1,756,634	3.25
			2,295,118	4.25

Kuwait (Cost $8,788,624)
Humansoft Holding Co. K.S.C.*	KWD	54,488	518,959	0.96
Mabanee Co. S.A.K.	KWD	341,725	724,042	1.34
Mobile Telecommunications Co. K.S.C.	KWD	1,303,794	2,497,212	4.63
National Bank of Kuwait S.A.K.P.	KWD	1,859,350	5,134,837	9.51
			8,875,050	16.44

Mauritius (Cost $965,115)
MCB Group Ltd.	MUR	120,485	616,571	1.14
			616,571	1.14

Morocco (Cost $1,978,899)
Attijariwafa Bank*	MAD	13,704	561,202	1.04

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Shares	Value	% of Net Assets
Morocco (continued)
Maroc Telecom	MAD	40,773	$624,845	1.16
Vivo Energy PLC*,2	GBP	550,132	539,561	1.00
			1,725,608	3.20

Nigeria (Cost $1,382,771)
Guaranty Trust Bank PLC	NGN	11,516,345	811,619	1.50
			811,619	1.50

Pakistan (Cost $643,423)
Honda Atlas Cars Pakistan Ltd.	PKR	210,400	415,128	0.77
MCB Bank Ltd.	PKR	297,800	309,037	0.57
			724,165	1.34

Peru (Cost $2,071,742)
Alicorp S.A.A.	PEN	134,416	260,244	0.48
Credicorp Ltd.		6,372	730,741	1.35
Southern Copper Corp.		23,214	1,215,021	2.25
			2,206,006	4.08

Philippines (Cost $5,804,658)
Ayala Corp.	PHP	42,000	662,127	1.23
GT Capital Holdings, Inc.	PHP	91,290	811,282	1.50
International Container Terminal Services, Inc.	PHP	314,580	747,453	1.38
Security Bank Corp.	PHP	318,510	634,487	1.18
SM Investments Corp.	PHP	62,880	1,233,303	2.28
SM Prime Holdings, Inc.	PHP	2,033,600	1,416,115	2.62
Wilcon Depot, Inc.	PHP	1,856,800	548,672	1.02
			6,053,439	11.21

Qatar (Cost $3,971,509)
Commercial Bank PSQC (The)	QAR	235,000	273,658	0.51
Qatar Fuel QSC	QAR	81,400	384,745	0.71
Qatar Gas Transport Co. Ltd.	QAR	1,061,456	782,839	1.45
Qatar National Bank QPSC	QAR	521,323	2,538,361	4.70
			3,979,603	7.37

Romania (Cost $564,228)
Banca Transilvania S.A.	RON	586,635	265,662	0.49
BRD-Groupe Societe Generale S.A.*	RON	90,000	245,468	0.46
			511,130	0.95

Saudi Arabia (Cost $1,583,045)
Al Hammadi Co. for Development and Investment*	SAR	68,010	512,229	0.95
Samba Financial Group	SAR	55,784	410,441	0.76
Saudi Airlines Catering Co.	SAR	20,835	432,169	0.80
Seera Group Holding*	SAR	53,218	236,917	0.44
			1,591,756	2.95

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Shares	Value	% of Net Assets
Senegal (Cost $633,536)
Sonatel S.A.	XOF	17,255	$352,316	0.65
			352,316	0.65

Slovenia (Cost $713,324)
Nova Ljubljanska Banka dd GDR (Registered)*	EUR	62,534	474,879	0.88
			474,879	0.88

Tanzania (Cost $793,615)
Helios Towers PLC*	GBP	416,079	869,441	1.61
			869,441	1.61

United Arab Emirates (Cost $2,298,369)
Emaar Properties PJSC*	AED	1,392,676	1,008,803	1.87
First Abu Dhabi Bank PJSC	AED	136,611	425,165	0.78
Network International Holdings PLC*,2	GBP	209,254	604,200	1.12
			2,038,168	3.77

Vietnam (Cost $9,153,427)
Digiworld Corp.	VND	246,510	568,574	1.05
FPT Corp.	VND	441,955	982,418	1.82
Hoa Phat Group JSC	VND	1,015,632	1,338,857	2.48
Khang Dien House Trading and Investment JSC	VND	547,268	590,730	1.09
Military Commercial Joint Stock Bank*	VND	825,959	634,420	1.18
Mobile World Investment Corp.	VND	612,133	2,766,615	5.12
Saigon Beer Alcohol Beverage Corp.	VND	69,200	550,276	1.02
Vietnam Dairy Products JSC	VND	297,806	1,390,117	2.57
Vinhomes JSC*,2	VND	201,830	661,979	1.23
			9,483,986	17.56

Total Common Stocks (Cost $53,134,015)			51,373,555	95.14

Preferred Stocks

Colombia (Cost $401,779)
Bancolombia S.A. ADR, 4.184%[3]		14,614	372,511	0.69
			372,511	0.69

Total Preferred Stocks (Cost $401,779)			372,511	0.69

Investment Companies

Vietnam Enterprise Investments Ltd., Class C *	GBP	294,663	1,769,512	3.28
Total Investment Companies (Cost $1,785,363)			1,769,512	3.28

Total Investments (Total Cost $55,321,157)			53,515,578	99.11

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			480,577	0.89

Net Assets			$53,996,155	100.00

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

At October 31, 2020, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	11.3%
Consumer Discretionary	11.5
Consumer Staples	5.1
Energy	3.0
Financials	38.0
Health Care	2.3
Industrials	6.4
Information Technology	8.7
Materials	4.7
Real Estate	8.1
Total Investments	99.1
Other Assets Less Liabilities	0.9
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$1,192,026	$ —	$—	$ 1,192,026
Bahrain	—	1,422,057	—	1,422,057
Cambodia	—	755,262	—	755,262
Egypt	—	4,134,387	—	4,134,387
Georgia	—	264,039	—	264,039
Kazakhstan	423,661	573,268	—	996,929
Kenya	—	2,295,118	—	2,295,118
Kuwait	—	8,875,050	—	8,875,050
Mauritius	—	616,571	—	616,571
Morocco	—	1,725,608	—	1,725,608
Nigeria	—	811,619	—	811,619
Pakistan	—	724,165	—	724,165
Peru	2,206,006	—	—	2,206,006
Philippines	—	6,053,439	—	6,053,439
Qatar	—	3,979,603	—	3,979,603
Romania	—	511,130	—	511,130
Saudi Arabia	—	1,591,756	—	1,591,756
Senegal	352,316	—	—	352,316
Slovenia	—	474,879	—	474,879
Tanzania	—	869,441	—	869,441
United Arab Emirates	—	2,038,168	—	2,038,168
Vietnam	—	9,483,986	—	9,483,986

Total Common Stocks	4,174,009	47,199,546	—	51,373,555
Preferred Stocks
Colombia	372,511	—	—	372,511
Investment Companies
Vietnam	—	1,769,512	—	1,769,512
Total Investments	$4,546,520	$48,969,058	$—	$53,515,578

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2020:

Derivatives Not Accounted for as Hedging Instruments

Foreign Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(3,504)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2020

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Brazil (Cost $3,686,708)
Arezzo Industria e Comercio S.A.	BRL	72,400	$760,850	0.91
Lojas Renner S.A.	BRL	125,480	818,973	0.98
Notre Dame Intermedica Participacoes S.A.	BRL	136,600	1,565,272	1.87
TOTVS S.A.	BRL	153,800	723,708	0.86
			3,868,803	4.62

China (Cost $20,262,451)
Alibaba Group Holding Ltd. ADR*		19,865	6,052,667	7.22
Angel Yeast Co. Ltd., Class A	CNY	107,700	854,728	1.02
Anhui Conch Cement Co. Ltd., Class H	HKD	155,500	973,202	1.16
ANTA Sports Products Ltd.	HKD	93,000	1,024,033	1.22
China Mengniu Dairy Co. Ltd.*	HKD	406,000	1,910,337	2.28
ENN Energy Holdings Ltd.	HKD	63,200	800,896	0.96
Kangji Medical Holdings Ltd.*	HKD	100,000	273,246	0.33
NetEase, Inc. ADR		10,492	910,601	1.09
New Oriental Education & Technology Group, Inc. ADR*		15,048	2,413,398	2.88
Ping An Insurance Group Co. of China Ltd., Class H	HKD	78,500	805,871	0.96
Prosus N.V.*	EUR	7,255	725,179	0.87
Sunny Optical Technology Group Co. Ltd.	HKD	80,500	1,338,919	1.60
Tencent Holdings Ltd.	HKD	56,500	4,333,913	5.17
Venustech Group, Inc., Class A	CNY	150,879	696,760	0.83
Weichai Power Co. Ltd., Class H	HKD	468,000	888,127	1.06
WuXi AppTec Co. Ltd., Class H2	HKD	51,700	827,828	0.99
Xinyi Solar Holdings Ltd.	HKD	876,000	1,604,276	1.91
Zhuzhou CRRC Times Electric Co. Ltd., Class H	HKD	308,600	948,182	1.13
			27,382,163	32.68

Hong Kong (Cost $2,189,834)
AIA Group Ltd.	HKD	186,800	1,761,769	2.10
Xinyi Glass Holdings Ltd.	HKD	388,000	845,975	1.01
			2,607,744	3.11

Hungary (Cost $1,099,421)
OTP Bank Nyrt.*	HUF	21,437	668,670	0.80
Wizz Air Holdings PLC*,2	GBP	10,394	430,159	0.51
			1,098,829	1.31

India (Cost $8,782,751)
Eicher Motors Ltd.	INR	29,192	823,439	0.98
HDFC Bank Ltd. ADR*		60,127	3,453,695	4.12
ICICI Bank Ltd. ADR*		182,548	1,925,881	2.30
Larsen & Toubro Infotech Ltd.[2]	INR	18,772	740,445	0.88
Larsen & Toubro Ltd.	INR	170,424	2,141,312	2.56
Mahindra & Mahindra Ltd.	INR	29,737	238,194	0.28
Mahindra & Mahindra Ltd. GDR		70,252	549,770	0.66

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Shares	Value	% of Net Assets
India (continued)
Reliance Industries Ltd.	INR	21,080	$584,066	0.70
			10,456,802	12.48

Kazakhstan (Cost $1,172,632)
Kaspi.KZ JSC GDR*,2		9,017	378,263	0.45
Kaspi.KZ JSC GDR (London Exchange)*,2		20,996	901,778	1.08
			1,280,041	1.53

Malaysia (Cost $798,162)
My EG Services Bhd.	MYR	2,827,700	934,226	1.11
			934,226	1.11

Mexico (Cost $715,661)
Fomento Economico Mexicano S.A.B. de C.V. ADR		11,863	637,874	0.76
			637,874	0.76

Poland (Cost $615,358)
Allegro.eu S.A.*,2	PLN	39,458	801,899	0.96
			801,899	0.96

Russian Federation (Cost $5,795,462)
HeadHunter Group PLC ADR		49,759	1,141,472	1.36
LUKOIL PJSC ADR		12,324	629,949	0.75
Polyus PJSC GDR (Registered)		8,691	856,542	1.02
TCS Group Holding PLC GDR (Registered)		81,470	1,948,426	2.33
X5 Retail Group N.V. GDR (Registered)		39,128	1,375,446	1.64
Yandex N.V., Class A*		20,700	1,191,699	1.42
			7,143,534	8.52

South Africa (Cost $3,102,922)
Naspers Ltd., Class N*	ZAR	20,162	3,943,817	4.71
			3,943,817	4.71

South Korea (Cost $9,517,443)
Douzone Bizon Co. Ltd.	KRW	8,126	714,704	0.85
Hansol Chemical Co. Ltd.	KRW	15,250	1,910,313	2.28
Hugel, Inc.*	KRW	11,520	2,136,339	2.55
LG Household & Health Care Ltd.	KRW	899	1,180,248	1.41
NCSoft Corp.	KRW	1,197	821,827	0.98
NHN KCP Corp.	KRW	14,201	837,500	1.00
SK Hynix, Inc.	KRW	42,060	2,978,662	3.56
SK Materials Co. Ltd.	KRW	3,894	765,759	0.91
WONIK IPS Co. Ltd.*	KRW	33,422	951,976	1.14
			12,297,328	14.68

Taiwan (Cost $5,557,284)
ASPEED Technology, Inc.	TWD	15,000	725,840	0.87
Parade Technologies Ltd.	TWD	22,000	841,986	1.01
Silergy Corp.	TWD	9,232	569,952	0.68

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Shares	Value	% of Net Assets
Taiwan (continued)
Sinbon Electronics Co. Ltd.	TWD	124,000	$836,116	1.00
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	215,000	3,244,781	3.87
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		29,509	2,474,920	2.95
			8,693,595	10.38

Vietnam (Cost $635,695)
Vietnam Dairy Products JSC	VND	173,616	810,415	0.97
			810,415	0.97

Total Common Stocks (Cost $63,931,784)			81,957,070	97.82

Preferred Stocks

Brazil (Cost $722,111)
Itau Unibanco Holding S.A. ADR, 0.785%[3]		159,692	653,140	0.78
			653,140	0.78

Total Preferred Stocks (Cost $722,111)			653,140	0.78

Total Investments (Total Cost $64,653,895)			82,610,210	98.60

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			1,170,342	1.40

Net Assets			$83,780,552	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

At October 31, 2020, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	8.7%
Consumer Discretionary	22.7
Consumer Staples	8.1
Energy	1.4
Financials	13.4
Health Care	5.7
Industrials	6.6
Information Technology	25.7
Materials	5.4
Utilities	0.9
Total Investments	98.6
Other Assets Less Liabilities	1.4
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$3,868,803	$—	$—	$3,868,803
China	9,376,666	18,005,497	—	27,382,163
Hong Kong	—	2,607,744	—	2,607,744
Hungary	—	1,098,829	—	1,098,829
India	5,379,576	5,077,226	—	10,456,802
Kazakhstan	1,280,041	—	—	1,280,041
Malaysia	—	934,226	—	934,226
Mexico	637,874	—	—	637,874
Poland	801,899	—	—	801,899
Russian Federation	2,333,171	4,810,363	—	7,143,534
South Africa	—	3,943,817	—	3,943,817
South Korea	—	12,297,328	—	12,297,328
Taiwan	2,474,920	6,218,675	—	8,693,595
Vietnam	—	810,415	—	810,415

Total Common Stocks	26,152,950	55,804,120	—	81,957,070
Preferred Stocks
Brazil	653,140	—	—	653,140

Total Investments	$26,806,090	$55,804,120	$—	$82,610,210

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2020:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(970)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY ESG FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2020

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Brazil (Cost $825,919)
Arezzo Industria e Comercio S.A.	BRL	11,800	$124,006	1.03
Lojas Renner S.A.	BRL	23,500	153,378	1.27
Notre Dame Intermedica Participacoes S.A.	BRL	25,800	295,637	2.45
StoneCo Ltd., Class A*		1,900	99,826	0.83
TOTVS S.A.	BRL	21,800	102,580	0.85
			775,427	6.43

China (Cost $2,886,678)
Alibaba Group Holding Ltd. ADR*		2,517	766,905	6.36
Angel Yeast Co. Ltd., Class A	CNY	17,000	134,915	1.12
ANTA Sports Products Ltd.	HKD	16,000	176,178	1.46
China Mengniu Dairy Co. Ltd.*	HKD	62,000	291,726	2.42
Kweichow Moutai Co. Ltd., Class A	CNY	500	125,055	1.04
NetEase, Inc. ADR		2,935	254,729	2.11
New Oriental Education & Technology Group, Inc. ADR*		2,908	466,385	3.87
Ping An Insurance Group Co. of China Ltd., Class H	HKD	22,500	230,982	1.91
Sunny Optical Technology Group Co. Ltd.	HKD	12,800	212,896	1.76
Tencent Holdings Ltd.	HKD	9,700	744,052	6.17
WuXi AppTec Co. Ltd., Class H2	HKD	11,100	177,735	1.47
Wuxi Biologics Cayman, Inc.*,2	HKD	4,500	126,436	1.05
Xinyi Solar Holdings Ltd.	HKD	126,000	230,752	1.91
			3,938,746	32.65

Hong Kong (Cost $396,694)
AIA Group Ltd.	HKD	40,200	379,139	3.14
			379,139	3.14

Hungary (Cost $184,288)
OTP Bank Nyrt.*	HUF	4,270	133,191	1.10
			133,191	1.10

India (Cost $828,017)
HDFC Bank Ltd. ADR*		9,668	555,330	4.60
ICICI Bank Ltd. ADR*		24,700	260,585	2.16
			815,915	6.76

Kazakhstan (Cost $190,978)
Kaspi.KZ JSC GDR*,2		1,300	54,535	0.45
Kaspi.KZ JSC GDR (London Exchange)*,2		3,557	152,773	1.27
			207,308	1.72

Malaysia (Cost $208,810)
My EG Services Bhd.	MYR	672,800	222,282	1.84
			222,282	1.84

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Shares	Value	% of Net Assets
Poland (Cost $88,955)
Allegro.eu S.A.*,2	PLN	5,674	$115,312	0.96
			115,312	0.96

Russian Federation (Cost $805,518)
HeadHunter Group PLC ADR		8,541	195,931	1.62
TCS Group Holding PLC GDR (Registered)		12,618	301,770	2.50
X5 Retail Group N.V. GDR (Registered)		7,130	250,637	2.08
Yandex N.V., Class A*		4,200	241,794	2.01
			990,132	8.21

South Africa (Cost $463,258)
Naspers Ltd., Class N*	ZAR	2,818	551,219	4.57
			551,219	4.57

South Korea (Cost $1,391,812)
Douzone Bizon Co. Ltd.	KRW	1,631	143,451	1.19
Hansol Chemical Co. Ltd.	KRW	3,145	393,963	3.27
Hugel, Inc.*	KRW	2,049	379,979	3.15
NCSoft Corp.	KRW	226	155,165	1.29
NHN KCP Corp.	KRW	2,883	170,024	1.41
Samsung Electronics Co. Ltd. GDR (Registered)		134	169,374	1.40
SK Hynix, Inc.	KRW	2,799	198,224	1.64
WONIK IPS Co. Ltd.*	KRW	6,411	182,608	1.51
			1,792,788	14.86

Taiwan (Cost $1,378,754)
ASPEED Technology, Inc.	TWD	3,000	145,168	1.20
Delta Electronics, Inc.	TWD	45,000	298,652	2.48
Parade Technologies Ltd.	TWD	5,000	191,361	1.59
Silergy Corp.	TWD	2,429	149,958	1.24
Sinbon Electronics Co. Ltd.	TWD	21,000	141,600	1.17
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	23,000	347,116	2.88
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		8,100	679,347	5.63
			1,953,202	16.19

Total Common Stocks (Cost $9,649,681)			11,874,661	98.43

Total Investments (Total Cost $9,649,681)			11,874,661	98.43

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			189,692	1.57

Net Assets			$12,064,353	100.00

*	Non-income producing security.

1	Local currency is United States Dollars unless otherwise noted below.

2	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

Percentages shown are based on net assets.

At October 31, 2020, the industry sectors for the Ashmore Emerging Markets Equity ESG Fund were:

Sector	Percentage of Net Assets
Communication Services	11.6%
Consumer Discretionary	19.5
Consumer Staples	6.6
Financials	15.4
Health Care	8.1
Industrials	1.6
Information Technology	32.3
Materials	3.3
Total Investments	98.4
Other Assets Less Liabilities	1.6
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity ESG Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$775,427	$—	$—	$775,427
China	1,488,019	2,450,727	—	3,938,746
Hong Kong	—	379,139	—	379,139
Hungary	—	133,191	—	133,191
India	815,915	—	—	815,915
Kazakhstan	207,308	—	—	207,308
Malaysia	—	222,282	—	222,282
Poland	115,312	—	—	115,312
Russian Federation	437,725	552,407	—	990,132
South Africa	—	551,219	—	551,219
South Korea	—	1,792,788	—	1,792,788
Taiwan	679,347	1,273,855	—	1,953,202

Total Common Stocks	4,519,053	7,355,608	—	11,874,661

Total Investments	$4,519,053	$7,355,608	$—	$11,874,661

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION SELECT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $333,200)
CSN Resources S.A., 7.625%, 02/13/2023		347,000	$360,012	3.49
			360,012	3.49

China (Cost $1,683,674)
Central China Real Estate Ltd., 6.500%, 03/05/2021		200,000	200,000	1.94
CFLD Cayman Investment Ltd., 8.625%, 02/28/2021		200,000	199,750	1.93
China Evergrande Group, 11.500%, 01/22/2023		240,000	200,090	1.94
China Hongqiao Group Ltd., 7.125%, 07/22/2022		237,000	223,550	2.17
Fantasia Holdings Group Co. Ltd., 10.875%, 01/09/2023		214,000	219,448	2.13
Kaisa Group Holdings Ltd., 11.500%, 01/30/2023		318,000	320,763	3.11
Zhenro Properties Group Ltd., 8.700%, 08/03/2022		324,000	331,444	3.21
			1,695,045	16.43

Colombia (Cost $359,553)
Bancolombia S.A., 3.000%, 01/29/2025		200,000	201,924	1.96
Frontera Energy Corp., 9.700%, 06/25/2023		200,000	160,002	1.55
			361,926	3.51

Ecuador (Cost $112,705)
Petroamazonas EP, 4.625%, 12/06/2021		116,667	105,292	1.02
			105,292	1.02

Egypt (Cost $239,150)
ADES International Holding PLC, 8.625%, 04/24/2024		252,000	237,132	2.30
			237,132	2.30

India (Cost $332,054)
Power Finance Corp. Ltd., 3.750%, 06/18/2024		331,000	341,746	3.31
			341,746	3.31

Indonesia (Cost $737,262)
Bank Rakyat Indonesia Persero Tbk PT, 3.950%, 03/28/2024		219,000	232,234	2.25
Indonesia Asahan Aluminium Persero PT, 5.230%, 11/15/2021		288,000	298,947	2.90
Indonesia Asahan Aluminium Persero PT, 5.710%, 11/15/2023		200,000	220,000	2.13
			751,181	7.28

Kuwait (Cost $335,608)
Al Ahli Bank of Kuwait KSCP, 3.500%, 04/05/2022		328,000	337,942	3.27
			337,942	3.27

Mexico (Cost $696,859)
Alfa S.A.B. de C.V., 5.250%, 03/25/2024		319,000	341,968	3.31
Axtel S.A.B. de C.V., 6.375%, 11/14/2024		200,000	208,190	2.02
BBVA Bancomer S.A., 6.500%, 03/10/2021		150,000	152,475	1.48
			702,633	6.81

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION SELECT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Morocco (Cost $333,484)
OCP S.A., 5.625%, 04/25/2024		310,000	$336,514	3.26
			336,514	3.26

Oman (Cost $201,393)
Oztel Holdings SPC Ltd., 5.625%, 10/24/2023		200,000	199,380	1.93
			199,380	1.93

Pakistan (Cost $210,086)
Pakistan (Rep of), 8.250%, 04/15/2024		200,000	207,952	2.01
			207,952	2.01

Panama (Cost $496,068)
Banco Latinoamericano de Comercio Exterior S.A., 2.375%, 09/14/2025[2]		200,000	204,726	1.98
Banistmo S.A., 3.650%, 09/19/2022		295,000	300,841	2.92
			505,567	4.90

Peru (Cost $200,763)
Credicorp Ltd., 2.750%, 06/17/2025		200,000	205,250	1.99
			205,250	1.99

Poland (Cost $227,103)
Walnut Bidco PLC, 9.125%, 08/01/2024		224,000	229,071	2.22
			229,071	2.22

Saudi Arabia (Cost $899,340)
Arabian Centres Sukuk Ltd., 5.375%, 11/26/2024		256,000	237,952	2.31
SABIC Capital II B.V., 4.000%, 10/10/2023		317,000	340,585	3.30
Samba Funding Ltd., 2.750%, 10/02/2024		333,000	343,629	3.33
			922,166	8.94

South Africa (Cost $670,573)
Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024		314,000	342,800	3.32
Liquid Telecommunications Financing PLC, 8.500%, 07/13/2022		352,000	357,773	3.47
			700,573	6.79

United Arab Emirates (Cost $1,321,859)
Abu Dhabi Commercial Bank PJSC, 4.000%, 03/13/2023		213,000	225,861	2.19
ADCB Finance Cayman Ltd., 4.000%, 03/29/2023		214,000	226,866	2.20
DIB Sukuk Ltd., 3.625%, 02/06/2023		200,000	208,165	2.02
Fab Sukuk Co. Ltd., 3.625%, 03/05/2023		321,000	338,815	3.28

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION SELECT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
United Arab Emirates (continued)
Mashreqbank PSC, 4.250%, 02/26/2024		322,000	$343,720	3.33
			1,343,427	13.02

Total Debt Securities (Cost $9,390,734)			9,542,809	92.48

Total Investments (Total Cost $9,390,734)			9,542,809	92.48

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			775,843	7.52

Net Assets			$10,318,652	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Select Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$8,345,199	$—	$8,345,199
Financial Certificates	—	784,932	—	784,932
Government Agencies	—	204,726	—	204,726
Government Bonds	—	207,952	—	207,952

Total Debt Securities	—	9,542,809	—	9,542,809

Total Investments	$—	$9,542,809	$—	$9,542,809

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Bahrain (Cost $248,062)
BBK BSC, 5.500%, 07/09/2024		240,000	$242,890	1.23
			242,890	1.23

Brazil (Cost $2,411,879)
CSN Resources S.A., 7.625%, 02/13/2023		240,000	249,000	1.26
Gerdau Trade, Inc., 4.875%, 10/24/2027		220,000	242,125	1.23
GTL Trade Finance, Inc., 7.250%, 04/16/2044		200,000	260,202	1.32
NBM U.S. Holdings, Inc., 7.000%, 05/14/2026		230,000	244,030	1.23
Petrobras Global Finance B.V., 6.875%, 01/20/2040		215,000	242,200	1.23
St Marys Cement, Inc., 5.750%, 01/28/2027		220,000	246,950	1.25
Suzano Austria GmbH, 5.000%, 01/15/2030		225,000	246,600	1.25
Vale Overseas Ltd., 8.250%, 01/17/2034		275,000	395,313	2.00
Votorantim Cimentos International S.A., 7.250%, 04/05/2041		200,000	255,710	1.29
			2,382,130	12.06

Chile (Cost $2,038,036)
Colbun S.A., 3.150%, 03/06/2030		230,000	240,499	1.22
Corp. Nacional del Cobre de Chile, 5.625%, 10/18/2043		200,000	266,003	1.35
Empresa Nacional del Petroleo, 5.250%, 11/06/2029		268,000	307,059	1.55
Enel Chile S.A., 4.875%, 06/12/2028		205,000	239,338	1.21
GNL Quintero S.A., 4.634%, 07/31/2029		230,000	250,355	1.27
Inversiones CMPC S.A., 4.375%, 04/04/2027		220,000	245,027	1.24
Sociedad Quimica y Minera de Chile S.A., 4.250%, 01/22/2050		225,000	247,500	1.25
VTR Comunicaciones S.p.A., 5.125%, 01/15/2028		200,000	211,500	1.07
			2,007,281	10.16

China (Cost $786,016)
Country Garden Holdings Co. Ltd., 7.125%, 04/25/2022		280,000	292,736	1.48
Kaisa Group Holdings Ltd., 9.375%, 06/30/2024		200,000	181,213	0.92
Scenery Journey Ltd., 12.000%, 10/24/2023		315,000	256,882	1.30
			730,831	3.70

Colombia (Cost $489,376)
Ecopetrol S.A., 6.875%, 04/29/2030		200,000	240,480	1.22
SURA Asset Management S.A., 4.375%, 04/11/2027		220,000	245,190	1.24
			485,670	2.46

India (Cost $492,706)
Adani Transmission Ltd., 4.250%, 05/21/2036		243,775	246,363	1.25
Power Finance Corp. Ltd., 4.500%, 06/18/2029		240,000	245,462	1.24
			491,825	2.49

Indonesia (Cost $1,435,130)
Indonesia Asahan Aluminium Persero PT, 6.530%, 11/15/2028		200,000	243,644	1.23
Indonesia Asahan Aluminium Persero PT, 6.757%, 11/15/2048		200,000	256,112	1.30
Minejesa Capital B.V., 4.625%, 08/10/2030		385,000	395,541	2.00

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Indonesia (continued)
Pertamina Persero PT, 6.500%, 11/07/2048		200,000	$268,000	1.36
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 6.150%, 05/21/2048		200,000	254,500	1.29
			1,417,797	7.18

Israel (Cost $965,696)
Bank Leumi Le-Israel B.M., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.631%), 3.275%, 01/29/2031[2,3]		245,000	247,071	1.25
ICL Group Ltd., 6.375%, 05/31/2038[2]		235,000	301,081	1.52
Leviathan Bond Ltd., 6.750%, 06/30/2030[2]		190,000	194,997	0.99
Teva Pharmaceutical Finance Netherlands III B.V., 6.750%, 03/01/2028		200,000	210,075	1.06
			953,224	4.82

Kazakhstan (Cost $578,843)
KazMunayGas National Co. JSC, 6.375%, 10/24/2048		429,000	569,951	2.88
			569,951	2.88

Kuwait (Cost $201,887)
NBK Tier 1 Financing Ltd., (Variable, USD Swap 6Y + 4.119%), 5.750%, 04/09/2021[3]		200,000	199,750	1.01
			199,750	1.01

Mexico (Cost $2,839,454)
Alfa S.A.B. de C.V., 6.875%, 03/25/2044		205,000	239,594	1.21
Axtel S.A.B. de C.V., 6.375%, 11/14/2024		200,000	208,190	1.05
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 04/17/2025		220,000	246,402	1.25
BBVA Bancomer S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.650%), 5.125%, 01/18/2033[3]		200,000	197,250	1.00
Cometa Energia S.A. de C.V., 6.375%, 04/24/2035		267,045	295,419	1.50
Mexico Generadora de Energia S. de r.l., 5.500%, 12/06/2032		219,689	249,677	1.26
Minera Mexico S.A. de C.V., 4.500%, 01/26/2050		225,000	243,585	1.23
Orbia Advance Corp. S.A.B. de C.V., 5.875%, 09/17/2044		210,000	244,333	1.24
Petroleos Mexicanos, 7.690%, 01/23/2050		450,000	373,918	1.89
Trust Fibra Uno, 5.250%, 12/15/2024		200,000	216,000	1.09
Trust Fibra Uno, 6.390%, 01/15/2050		290,000	301,237	1.53
			2,815,605	14.25

Panama (Cost $807,058)
AES Panama Generation Holdings SRL, 4.375%, 05/31/2030		290,000	307,310	1.55
C&W Senior Financing DAC, 6.875%, 09/15/2027		200,000	210,600	1.07
Cable Onda S.A., 4.500%, 01/30/2030		280,000	294,700	1.49
			812,610	4.11

Peru (Cost $490,602)
Banco Internacional del Peru S.A.A. Interbank, 3.250%, 10/04/2026		190,000	200,212	1.01

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
Peru (continued)
Southern Copper Corp., 6.750%, 04/16/2040		200,000	$287,200	1.46
			487,412	2.47

Qatar (Cost $372,810)
Qatar (Rep of), 4.400%, 04/16/2050		286,000	364,061	1.84
			364,061	1.84

Romania (Cost $306,460)
NE Property B.V., 1.875%, 10/09/2026	EUR	275,000	294,182	1.49
			294,182	1.49

Russian Federation (Cost $448,349)
Credit Bank of Moscow Via CBOM Finance PLC, (Variable, USD Swap 5Y + 5.416%), 7.500%, 10/05/2027[3]		245,000	230,888	1.17
VEON Holdings B.V., 4.000%, 04/09/2025		200,000	208,624	1.05
			439,512	2.22

Saudi Arabia (Cost $986,384)
Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039		305,000	349,225	1.77
Saudi Arabian Oil Co., 4.250%, 04/16/2039		295,000	336,477	1.70
Saudi Electricity Global Sukuk Co. 3, 5.500%, 04/08/2044		230,000	287,799	1.46
			973,501	4.93

Singapore (Cost $457,075)
DBS Group Holdings Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.915%), 3.300%, 02/27/2025[3]		250,000	249,375	1.26
GLP Pte. Ltd., 3.875%, 06/04/2025		200,000	206,059	1.04
			455,434	2.30

South Africa (Cost $562,078)
Gold Fields Orogen Holdings BVI Ltd., 6.125%, 05/15/2029		290,000	345,100	1.75
Prosus N.V., 3.680%, 01/21/2030		200,000	217,646	1.10
			562,746	2.85

Thailand (Cost $540,994)
Bangkok Bank PCL, 9.025%, 03/15/2029		190,000	260,752	1.32
PTTEP Treasury Center Co. Ltd., 3.903%, 12/06/2059		250,000	266,662	1.35
			527,414	2.67

Ukraine (Cost $810,868)
Metinvest B.V., 8.500%, 04/23/2026		200,000	201,540	1.02
MHP SE, 7.750%, 05/10/2024		200,000	208,520	1.05
Ukraine (Rep of), 9.750%, 11/01/2028		339,000	369,171	1.87
			779,231	3.94

United Arab Emirates (Cost $1,339,402)
Abu Dhabi National Energy Co. PJSC, 6.500%, 10/27/2036		170,000	247,931	1.25
Aldar Sukuk No. 2 Ltd., 3.875%, 10/22/2029		225,000	240,167	1.22
DP World Crescent Ltd., 3.750%, 01/30/2030		361,000	372,810	1.89

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

	Currency[1]	Par	Value	% of Net Assets
United Arab Emirates (continued)
MAF Global Securities Ltd., 4.750%, 05/07/2024		200,000	$214,080	1.08
Tabreed Sukuk SPC Ltd., 5.500%, 10/31/2025		215,000	249,208	1.26
			1,324,196	6.70

Total Debt Securities (Cost $19,609,165)			19,317,253	97.76

Total Investments in Securities (Cost $19,609,165)			19,317,253	97.76

Total Investments (Total Cost $19,609,165)			19,317,253	97.76

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			442,049	2.24

Net Assets			$19,759,302	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[3]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

Percentages shown are based on net assets.

At October 31, 2020, the Ashmore Emerging Markets Investment Grade Income Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)		Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/18/2020	Citibank	United States Dollar	312,819	Euro		264,379	$4,788

Subtotal Appreciation							4,788

Total							$4,788

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Investment Grade Income Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$16,615,798	$—	$16,615,798
Corporate Convertible Bonds	—	444,321	—	444,321
Financial Certificates	—	777,174	—	777,174
Government Agencies	—	373,918	—	373,918
Government Bonds	—	1,106,042	—	1,106,042

Total Debt Securities	—	19,317,253	—	19,317,253
Total Investments	$—	$19,317,253	$—	$19,317,253

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$4,788	$—	$4,788
Total Other Financial Instruments	$—	$4,788	$—	$4,788

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2020

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2020:

Derivatives Not Accounted for as Hedging Instruments

Foreign Exchange Risk

Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$4,788

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2020:

Derivatives Not Accounted for as Hedging Instruments

Foreign Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(564)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$4,788

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of October 31, 2020

1.	Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of the Commonwealth of Massachu-setts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end management investment company. The Trust follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The Trust includes eleven funds as of October 31, 2020, each with its own investment objective. The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund and Ashmore Emerging Markets Investment Grade Income Fund (each a “Fund” and collectively, the “Funds”) are separate series of the Trust. The Ashmore Emerging Markets Local Currency Bond Fund and the Ashmore Emerging Markets Short Duration Fund are each non-diversified funds. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers. Each of the Funds’ financial statements are presented herein. On February 26, 2020, June 15, 2020 and September 17, 2020, the Trust launched the Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund and Ashmore Emerging Markets Investment Grade Income Fund, respectively, by offering Class A, Class C and Institutional Class shares of the Funds.

Ashmore Investment Advisors Limited (“AIAL” or the “Investment Manager”) serves as investment manager to the Funds. AIAL is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly owned subsidiary of Ashmore Group plc (“Ashmore Group”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

Related parties or personnel of the Investment Manager may invest in the Funds. The Investment Manager could face a conflict of interest if a related party is invested in a Fund and that party’s interests diverge from those of the Fund, but equally this co-investment may serve to better align the interests of the Funds and the personnel of the Investment Manager. When a related party provides capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time.

The Funds have assessed the impact of the Alternative Investment Fund Managers Directive (AIFMD) (the “Directive”) on the financial statements of the Trust and have concluded that the Trust is exempt from following Chapter V. Section 1. Articles 103-111 of the European Commission’s Level 2 Delegated Regulation on the basis of the operations of the Trust (i) being Non-EEA AIFs (“European Economic Area Alternative Investment Funds”), and (ii) not being marketed in the European Union, as defined by the Directive.

2.	Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of hard to value investments require the use of a number of market based assumptions.

(c) Determination of the Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no closing prices or sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities for which the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities (e.g., certain foreign securities). Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end management investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If a Fund’s non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the time as of which the Funds calculate their NAVs, the security will be valued at fair value based on procedures approved by the Board. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Fund may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time as of which the Funds calculate their NAVs. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

Investments initially valued in currencies other than the United States Dollar are converted to the United States Dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE opens for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the United States Dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the United States Dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information,

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Investment Manager primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of the investment. The Investment Manager may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

For Funds that use fair value pricing to determine the NAV of its shares, securities may not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction accurately reflects the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for the purpose of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method, net of any applicable tax withholding. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available, net of any applicable tax withholding.

Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation from foreign currency exchange transactions.

(g) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds may enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed.

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt or equity security, loan or other financial instrument, the TRS is considered an investment for financial statement purposes and is accounted for using the same policies as would apply to the underlying assets it represents. In addition to the market risk of the underlying security, index or reference asset, there is a risk of default by the counterparty to the transaction.

(h) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the value of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. In addition to the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(i) Inflation Index Securities

Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted based on a measure of rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. At October 31, 2020, all inflation-indexed bonds were shown on the Statement of Investments with their original par and stated coupon rate.

(j) Credit-Linked Notes

Certain Funds may invest in credit-linked notes to provide exposure to the high yield or another fixed income market. The value of a credit-linked note is based on the price movements of a particular credit, known as a reference credit. Credit-linked notes that a Fund invests in are typically listed instruments that typically provide the same return as the underlying reference credit. A Fund generally will receive a fixed or floating coupon and the note’s par value upon maturity. If a specified credit event occurs, such as default or bankruptcy, the Fund may experience a delay in payment or forego interest. The maximum potential risk of loss is limited to the par amount of the credit linked note plus any accrued interest.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

3.	Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. A discussion of the principal risks of investing in each Fund is included in that Fund’s prospectus.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s portfolio securities and other assets.

Derivative financial instruments may result in off-balance sheet market and credit risk. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities. Derivative risk exposures are discussed in note 10.

Foreign/Emerging Markets Risks

Investments in foreign securities entail risks in addition to those customarily associated with investing in U.S. securities. Economic, political and social instability could disrupt financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many Emerging-Market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Fund will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

4.	Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Portfolio securities and other assets for which market quotations are readily available are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include bank loan agreements and less-liquid corporate debt securities (including distressed debt instruments). Also included in this category are certain bonds and loans for which independent broker prices are used and information relating to the inputs of the price models is not available.

5.	Reverse repurchase agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of October 31, 2020, the Funds did not hold any reverse repurchase agreements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

6.	Capital share transactions

Transactions in Class A shares for the year ended October 31, 2020, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	697,487	$4,987,088	62,116	$428,702	(706,867)	$(5,015,573)	52,736	$400,217
Ashmore Emerging Markets Local Currency Bond Fund	—	—	136	1,011	(7,189)	(42,129)	(7,053)	(41,118)
Ashmore Emerging Markets Corporate Income Fund	973,657	7,475,101	64,503	481,206	(1,240,230)	(9,095,954)	(202,070)	(1,139,647)
Ashmore Emerging Markets Short Duration Fund	2,361,271	18,562,319	472,177	3,827,647	(12,504,193)	(98,146,581)	(9,670,745)	(75,756,615)
Ashmore Emerging Markets Active Equity Fund	158,335	1,461,855	475	4,960	(33,025)	(332,637)	125,785	1,134,178
Ashmore Emerging Markets Small-Cap Equity Fund	5,426	48,329	—	—	(123,432)	(844,871)	(118,006)	(796,542)
Ashmore Emerging Markets Frontier Equity Fund	105,675	875,409	438	2,960	(884,119)	(7,187,717)	(778,006)	(6,309,348)
Ashmore Emerging Markets Equity Fund	102,459	1,065,643	153	1,798	(53,354)	(596,967)	49,258	470,474
Ashmore Emerging Markets Equity ESG Fund	100	1,000	—	—	—	— **	100	1,000
Ashmore Emerging Markets Short Duration Select Fund	99	1,000	2	12	—	—	101	1,012

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Fund	Shares Sold		Proceeds from Shares Sold	Shares from Reinvested Distributions		Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Investment Grade Income Fund	100		$1,000	—	*	$2	—	$—	100	$1,002
** Amount rounds to less than $0.5. * Amount rounds to less than 0.5 shares. Transactions in Class C shares for the year ended October 31, 2020, were as follows:
Fund	Shares Sold		Proceeds from Shares Sold	Shares from Reinvested Distributions		Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	56,572		$389,027	20,123		$138,773	(232,421)	$(1,609,046)	(155,726)	$(1,081,246)
Ashmore Emerging Markets Local Currency Bond Fund	—		—	13		93	(3,239)	(22,120)	(3,226)	(22,027)
Ashmore Emerging Markets Corporate Income Fund	139,346		1,103,488	51,137		379,687	(555,172)	(4,054,823)	(364,689)	(2,571,648)
Ashmore Emerging Markets Short Duration Fund	133,326		926,449	12,008		91,118	(198,069)	(1,464,588)	(52,735)	(447,021)
Ashmore Emerging Markets Active Equity Fund	—	*	2	—	*	1	(1,059)	(12,001)	(1,059)	(11,998)
Ashmore Emerging Markets Small-Cap Equity Fund	—	*	343	—		—	(3,762)	(29,650)	(3,762)	(29,307)
Ashmore Emerging Markets Frontier Equity Fund	16,040		113,582	234		1,529	(13,323)	(93,921)	2,951	21,190

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Fund	Shares Sold		Proceeds from Shares Sold	Shares from Reinvested Distributions		Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Equity Fund	—	*	$2	—		$—	—	$—	— *	$2
Ashmore Emerging Markets Equity ESG Fund	100		1,002	—		—	—	—	100	1,002
Ashmore Emerging Markets Short Duration Select Fund	99		1,000	2		10	—	—	101	1,010
Ashmore Emerging Markets Investment Grade Income Fund	100		1,000	—	*	2	—	—	100	1,002
* Amount rounds to less than 0.5 shares. Transactions in Institutional Class shares for the year ended October 31, 2020, were as follows:
Fund	Shares Sold		Proceeds from Shares Sold	Shares from Reinvested Distributions		Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	61,621,367		$425,771,462	9,211,953		$64,665,899	(92,458,351)	$(628,466,559)	(21,625,031)	$(138,029,198)
Ashmore Emerging Markets Local Currency Bond Fund	808,852		5,707,063	64,929		503,201	(2,487,097)	(17,794,777)	(1,613,316)	(11,584,513)
Ashmore Emerging Markets Corporate Income Fund	14,558,538		115,713,958	1,217,687		9,454,112	(36,252,496)	(268,373,932)	(20,476,271)	(143,205,862)
Ashmore Emerging Markets Short Duration Fund	39,487,241		314,827,622	3,845,955		30,504,449	(118,966,345)	(884,576,492)	(75,633,149)	(539,244,421)
Ashmore Emerging Markets Active Equity Fund	9,760,762		102,078,960	20,206		216,279	(4,514,931)	(45,652,721)	5,266,037	56,642,518

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Small-Cap Equity Fund	50,865	$494,093	—	$—	(1,836,184)	$(19,784,023)	(1,785,319)	$(19,289,930)
Ashmore Emerging Markets Frontier Equity Fund	1,207,464	9,749,172	60,407	473,827	(3,488,868)	(27,575,140)	(2,220,997)	(17,352,141)
Ashmore Emerging Markets Equity Fund	4,250,973	39,896,823	10,447	119,843	(989,105)	(9,253,620)	3,272,315	30,763,046
Ashmore Emerging Markets Equity ESG Fund	999,800	9,998,000	29	298	—	(2)	999,829	9,998,296
Ashmore Emerging Markets Short Duration Select Fund	999,800	9,998,000	13,220	134,367	—	—	1,013,020	10,132,367
Ashmore Emerging Markets Investment Grade Income Fund	1,999,800	19,998,000	5,250	52,098	—	—	2,005,050	20,050,098
Transactions in Class A shares for the year ended October 31, 2019, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	998,414	$7,558,502	56,834	$431,702	(724,545)	$(5,493,179)	330,703	$2,497,025
Ashmore Emerging Markets Local Currency Bond Fund	430,000	3,040,320	70	501	(359,880)	(2,607,923)	70,190	432,898
Ashmore Emerging Markets Corporate Income Fund	999,040	7,863,450	49,282	387,562	(453,387)	(3,550,579)	594,935	4,700,433

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Fund	Shares Sold		Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Short Duration Fund	10,317,532		$100,991,640	847,612	$8,168,410	(7,372,572)	$(69,828,989)	3,792,572	$39,331,061
Ashmore Emerging Markets Active Equity Fund	4,664		48,101	1,773	16,423	(7,662)	(73,604)	(1,225)	(9,080)
Ashmore Emerging Markets Small-Cap Equity Fund	68,320		562,609	65	554	(95,554)	(813,798)	(27,169)	(250,635)
Ashmore Emerging Markets Frontier Equity Fund	909,538		7,323,256	15,381	125,753	(1,052,776)	(8,219,527)	(127,857)	(770,518)
Ashmore Emerging Markets Equity Fund	33,615		357,561	1,139	12,320	(9,683)	(105,463)	25,071	264,418
Transactions in Class C shares for the year ended October 31, 2019, were as follows:
Fund	Shares Sold		Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	245,064		$1,842,320	22,284	$169,070	(122,489)	$(916,473)	144,859	$1,094,917
Ashmore Emerging Markets Local Currency Bond Fund	—	*	71	2	12	(4,353)	(29,119)	(4,351)	(29,036)
Ashmore Emerging Markets Corporate Income Fund	416,995		3,263,986	54,827	430,774	(231,298)	(1,817,105)	240,524	1,877,655
Ashmore Emerging Markets Short Duration Fund	171,138		1,615,295	17,953	166,721	(132,461)	(1,203,140)	56,630	578,876

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Fund	Shares Sold		Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Active Equity Fund	—		$—	106	$966	—	$—	106	$966
Ashmore Emerging Markets Small-Cap Equity Fund	—	*	120	—	—	(16,783)	(149,056)	(16,783)	(148,936)
Ashmore Emerging Markets Frontier Equity Fund	4,957		39,294	600	4,792	(21,152)	(161,257)	(15,595)	(117,171)
Ashmore Emerging Markets Equity Fund	—	*	1	2	18	—	—	2	19
* Amount rounds to less than 0.5 shares. Transactions in Institutional Class shares for the year ended October 31, 2019, were as follows:
Fund	Shares Sold		Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	63,315,636		$484,755,522	9,227,589	$71,101,652	(50,003,874)	$(382,070,945)	22,539,351	$173,786,229
Ashmore Emerging Markets Local Currency Bond Fund	2,306,010		17,074,036	61,710	458,625	(6,085,333)	(45,020,658)	(3,717,613)	(27,487,997)
Ashmore Emerging Markets Corporate Income Fund	33,012,593		269,571,723	1,064,643	8,733,027	(19,248,890)	(156,873,867)	14,828,346	121,430,883
Ashmore Emerging Markets Short Duration Fund	95,094,279		912,174,812	5,098,443	48,170,866	(37,113,670)	(345,315,322)	63,079,052	615,030,356
Ashmore Emerging Markets Active Equity Fund	197,160		1,997,157	158,249	1,477,964	(55,954)	(535,174)	299,455	2,939,947

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Small-Cap Equity Fund	294,289	$3,236,180	2,181	$24,310	(1,134,847)	$(12,767,464)	(838,377)	$(9,506,974)
Ashmore Emerging Markets Frontier Equity Fund	1,649,957	15,407,880	140,716	1,336,562	(1,874,076)	(17,312,251)	(83,403)	(567,809)
Ashmore Emerging Markets Equity Fund	763,669	7,751,075	63,214	661,482	(253,265)	(2,736,953)	573,618	5,675,604

Capital shares

Class A shares are issued at the Fund’s relevant NAV per share plus any applicable sales charge. Institutional Class and Class C shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at shareholder meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

7.	Investment transactions

For the year ended October 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$867,392,534	$964,417,223
Ashmore Emerging Markets Local Currency Bond Fund	15,715,282	23,629,575
Ashmore Emerging Markets Corporate Income Fund	406,413,460	530,525,818
Ashmore Emerging Markets Short Duration Fund	558,217,180	1,082,768,611
Ashmore Emerging Markets Active Equity Fund	183,997,272	129,949,017
Ashmore Emerging Markets Small-Cap Equity Fund	8,948,392	29,061,443
Ashmore Emerging Markets Frontier Equity Fund	69,756,267	93,368,301
Ashmore Emerging Markets Equity Fund	72,611,597	42,377,762
Ashmore Emerging Markets Equity ESG Fund	14,142,773	4,341,647
Ashmore Emerging Markets Short Duration Select Fund	9,916,285	1,096,089
Ashmore Emerging Markets Investment Grade Income Fund	20,138,441	508,180

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in PFICs. At October 31, 2020, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Amounts in Thousands	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Ashmore Emerging Markets Total Return Fund	$54,126,535	$(177,795,886)	$(123,669,351)	$1,321,585,146
Ashmore Emerging Markets Local Currency Bond Fund	792,427	(3,965,975)	(3,173,548)	30,572,190
Ashmore Emerging Markets Corporate Income Fund	6,131,379	(32,611,882)	(26,480,503)	304,372,858
Ashmore Emerging Markets Short Duration Fund	3,028,271	(204,460,074)	(201,431,803)	644,397,270
Ashmore Emerging Markets Active Equity Fund	7,411,517	(2,241,836)	5,169,681	72,833,624
Ashmore Emerging Markets Small-Cap Equity Fund	1,057,737	(366,868)	690,869	7,218,894
Ashmore Emerging Markets Frontier Equity Fund	4,077,176	(7,642,998)	(3,565,822)	57,081,400
Ashmore Emerging Markets Equity Fund	16,498,834	(1,226,468)	15,272,366	67,337,844
Ashmore Emerging Markets Equity ESG Fund	2,311,354	(244,353)	2,067,001	9,807,660
Ashmore Emerging Markets Short Duration Select Fund	172,153	(20,059)	152,094	9,390,715
Ashmore Emerging Markets Investment Grade Income Fund	36,836	(328,748)	(291,912)	19,613,953

8.	Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds. During the year, revisions were also made to previously determined taxable income amounts. As a result, the following reclassifications were made to the Statements of Assets and Liabilities:

Fund	Paid in Capital	Distributable earnings/ (Accumulated loss)
Ashmore Emerging Markets Local Currency Bond Fund	$(451,947)	$451,947
Ashmore Emerging Markets Active Equity Fund	(2,487)	2,487
Ashmore Emerging Markets Small-Cap Equity Fund	(85,380)	85,380
Ashmore Emerging Markets Equity ESG Fund	(2)	2
Ashmore Emerging Markets Short Duration Select Fund	(4)	4

During the fiscal year ended October 31, 2020, the Ashmore Emerging Markets Local Currency Bond Fund and Ashmore Emerging Markets Equity Fund utilized $419,710 and $2,068,748, respectively, in capital loss carryforwards.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2020	Long-Term Capital Loss Carryforward at October 31, 2020
Ashmore Emerging Markets Total Return Fund	$—	$(102,229,722)
Ashmore Emerging Markets Local Currency Bond Fund	—	(929,772)
Ashmore Emerging Markets Corporate Income Fund	(13,160,419)	(55,759,528)
Ashmore Emerging Markets Short Duration Fund	(66,193,273)	(100,520,591)
Ashmore Emerging Markets Active Equity Fund	(988,114)	(773,550)
Ashmore Emerging Markets Small-Cap Equity Fund	(934,419)	(4,853,815)
Ashmore Emerging Markets Frontier Equity Fund	(8,767,006)	(4,476,461)
Ashmore Emerging Markets Equity ESG Fund	(81,429)	—
Ashmore Emerging Markets Investment Grade Income Fund	(4,555)	—

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. The Trust has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2020, the components of distributable taxable earnings, including temporary differences were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Undistributed Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Total Return Fund	$—	$—	$(102,889,555)	$(123,797,266)	$(226,686,821)
Ashmore Emerging Markets Local Currency Bond Fund	—	—	(943,467)	(3,203,987)	(4,147,454)
Ashmore Emerging Markets Corporate Income Fund	—	—	(69,090,559)	(26,480,524)	(95,571,083)
Ashmore Emerging Markets Short Duration Fund	1,089,175	—	(167,011,599)	(201,430,531)	(367,352,955)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Undistributed Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Active Equity Fund	$276,718	$—	$(1,761,664)	$5,131,046	$3,646,100
Ashmore Emerging Markets Small-Cap Equity Fund	—	—	(5,788,235)	690,827	(5,097,408)
Ashmore Emerging Markets Frontier Equity Fund	92,769	—	(13,247,550)	(3,754,723)	(16,909,504)
Ashmore Emerging Markets Equity Fund	786,065	1,333,334	(151)	15,140,288	17,259,536
Ashmore Emerging Markets Equity ESG Fund	87,867	—	(90,781)	2,066,971	2,064,057
Ashmore Emerging Markets Short Duration Select Fund	40,692	—	(8,519)	152,094	184,267
Ashmore Emerging Markets Investment Grade Income Fund	10,961	—	(11,787)	(291,974)	(292,800)

The taxable character of distributions paid during the fiscal year ended October 31, 2020, were as follows:
	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$26,796,593	$—	$—	$45,461,594	$72,258,187
Ashmore Emerging Markets Local Currency Bond Fund	—	—	—	537,321	537,321
Ashmore Emerging Markets Corporate Income Fund	22,741,875	—	—	155,840	22,897,715
Ashmore Emerging Markets Short Duration Fund	56,867,179	—	—	—	56,867,179
Ashmore Emerging Markets Active Equity Fund	376,370	—	—	—	376,370
Ashmore Emerging Markets Small-Cap Equity Fund	—	—	—	—	—

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Frontier Equity Fund	$505,104	$—	$—	$—	$505,104
Ashmore Emerging Markets Equity Fund	195,264	—	—	—	195,264
Ashmore Emerging Markets Equity ESG Fund	351	—	—	—	351
Ashmore Emerging Markets Short Duration Select Fund	158,109	—	—	—	158,109
Ashmore Emerging Markets Investment Grade Income Fund	61,297	—	—	—	61,297

The taxable character of distributions paid during the fiscal year ended October 31, 2019, were as follows:
	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$64,237,212	$—	$—	$17,230,713	$81,467,925
Ashmore Emerging Markets Local Currency Bond Fund	—	—	—	486,524	486,524
Ashmore Emerging Markets Corporate Income Fund	27,943,249	—	—	—	27,943,249
Ashmore Emerging Markets Short Duration Fund	84,955,579	184,507	2,758,398	—	87,898,484
Ashmore Emerging Markets Active Equity Fund	243,975	1,144,895	365,845	49,277	1,803,992
Ashmore Emerging Markets Small-Cap Equity Fund	27,427	—	—	9,976	37,403
Ashmore Emerging Markets Frontier Equity Fund	1,527,563	—	—	—	1,527,563
Ashmore Emerging Markets Equity Fund	772,783	—	—	—	772,783

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

9.	Distributions to shareholders

The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Short Duration Select Fund and Ashmore Emerging Markets Investment Grade Income Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Equity ESG Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

10.	Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, required disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds may enter into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain or limit exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the United States Dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the Schedules of Investments.

During the year ended October 31, 2020, the Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Equity Fund, and Ashmore Emerging Markets Investment Grade Income Fund had average quarterly contract notional exposures of $473,648,051, $25,528,408, $1,594,947, $674,078, $8,688, and $312,819, respectively, related to forward foreign currency exchange contracts.

(b) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are executed in amultilateral or other trade facility platform such as a registered exchange (“centrally cleared swaps”). Swap agreements are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. Swap agreements are marked tomarket daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap contracts. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

During the year ended October 31, 2020, the Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Local Currency Bond Fund had average quarterly notional exposures of $43,975,530 and $5,588,158, respectively, related to interest rate swap agreements.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. No amounts have been offset in the Statements of Assets and Liabilities.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2020:

(a) Exchange-Traded:

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Centrally Cleared Swaps

Ashmore Emerging Markets Total Return Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure

Merrill Lynch	$207	$—	$207	$—	$207

Total	$207	$—	$207	$—	$207

Ashmore Emerging Markets Local Currency Bond Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure

Merrill Lynch	$115	$—	$115	$—	$115

Total	$115	$—	$115	$—	$115

(b) Over-the-Counter Financial Derivative Instruments:

Forward Currency Contracts and Interest Rate Swap Contracts

Ashmore Emerging Markets Total Return Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

ANZ	$17,626	$(17,398)	$—	$228
Barclays	493,730	(493,730)	—	—
BNP Paribas	373,539	(373,539)	—	—
Citibank	37,998	(37,998)	—	—
Credit Suisse	3,149	—	—	3,149
Deutsche Bank	506,673	(492,309)	—	14,364
HSBC Bank	1,768,799	(1,205,573)	—	563,226
JP Morgan	141,305	(141,305)	—	—
Merrill Lynch	189,495	(189,495)	—	—
Morgan Stanley	105,861	(14,387)	—	91,474
Standard
Chartered	248,785	(88,120)	—	160,665
State Street	15,359	(15,359)	—	—
UBS	617	(617)	—	—

Total	$3,902,936	$(3,069,830)	$—	$833,106

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Ashmore Emerging Markets Total Return Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due From Counterparty

ANZ	$17,398	$(17,398)	$—	$—
Barclays	606,251	(493,730)	—	112,521
BNP Paribas	478,789	(373,539)	—	105,250
Citibank	602,657	(37,998)	—	564,659
Deutsche Bank	492,309	(492,309)	—	—
HSBC Bank	1,205,573	(1,205,573)	—	—
JP Morgan	238,859	(141,305)	—	97,554
Merrill Lynch	473,883	(189,495)	—	284,388
Morgan Stanley	14,387	(14,387)	—	—
Standard
Chartered	88,120	(88,120)	—	—
State Street	57,180	(15,359)	—	41,821
UBS	9,016	(617)	—	8,399

Total	$4,284,422	$(3,069,830)	$—	$1,214,592

Ashmore Emerging Markets Local Currency Bond Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

Barclays	$38,943	$(38,943)	$—	$—
BNP Paribas	8,782	(8,782)	—	—
Citibank	410	(410)	—	—
Deutsche Bank	53,585	(53,585)	—	—
HSBC Bank	101,286	(36,057)	—	65,229
JP Morgan	6,013	(6,013)	—	—
Merrill Lynch	5,342	(5,342)	—	—
Morgan Stanley	34	(34)	—	—
Standard
Chartered	7,254	(7,254)	—	—
UBS	27	(27)	—	—

Total	$221,676	$(156,447)	$—	$65,229

Ashmore Emerging Markets Local Currency Bond Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due From Counterparty

ANZ	$416	$—	$—	$416
Barclays	58,576	(38,943)	—	19,633
BNP Paribas	16,329	(8,782)	—	7,547
Citibank	30,443	(410)	—	30,033
Credit Suisse	17	—	—	17

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due From Counterparty
Deutsche Bank	$54,798	$(53,585)	$—	$1,213
HSBC Bank	36,057	(36,057)	—	—
JP Morgan	10,128	(6,013)	—	4,115
Merrill Lynch	18,941	(5,342)	—	13,599
Morgan Stanley	2,442	(34)	—	2,408
Santander	3,987	—	—	3,987
Standard
Chartered	7,779	(7,254)	—	525
State Street	15	—	—	15
UBS	2,044	(27)	—	2,017

Total	$241,972	$(156,447)	$—	$85,525

Ashmore Emerging Markets Corporate Income Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Citibank	$4,587	$—	$—	$4,587
JP Morgan	6,379	—	—	6,379

Total	$10,966	$—	$—	$10,966

Ashmore Emerging Markets Active Equity Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Deutsche Bank	$1,174	$—	$—	$1,174
JP Morgan	8,433	—	—	8,433

Total	$9,607	$—	$—	$9,607

Ashmore Emerging Markets Investment Grade Income Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Citibank	$4,788	$—	$—	$4,788

Total	$4,788	$—	$—	$4,788

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

11.	Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain Trustees and Officers of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Corporate Income Fund	1.15%
Ashmore Emerging Markets Short Duration Fund	0.65%
Ashmore Emerging Markets Active Equity Fund	1.00%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%
Ashmore Emerging Markets Frontier Equity Fund	1.50%
Ashmore Emerging Markets Equity Fund	1.15%
Ashmore Emerging Markets Equity ESG Fund	1.15%
Ashmore Emerging Markets Short Duration Select Fund	0.65%
Ashmore Emerging Markets Investment Grade Income Fund	0.70%

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until February 28, 2021 (June 30, 2021 with respect to the Ashmore Emerging Markets Short Duration Select Fund and September 30, 2021 with respect to the Ashmore Emerging Markets Investment Grade Income Fund) to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Local Currency Bond Fund	1.22%	1.97%	0.97%
Ashmore Emerging Markets Corporate Income Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Active Equity Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Small-Cap Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Equity Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Equity ESG Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Short Duration Select Fund	0.92%	1.67%	0.67%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Investment Grade Income Fund	0.97%	1.72%	0.72%

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The amounts recaptured pursuant to the expense limitation agreement will be limited to the lesser of (1) the expense limitation amount that was in effect at the time of the waiver or reimbursement or (2) the expense limitation amount that is in effect at the time of recapture. The total amounts subject to recovery in fiscal years are shown below:

Fund	2021	2022	2023	Total
Ashmore Emerging Markets Total Return Fund	$1,258,875	$1,264,520	$1,453,580	$3,976,975
Ashmore Emerging Markets Local Currency Bond Fund	247,985	209,246	198,265	655,496
Ashmore Emerging Markets Corporate Income Fund	411,298	398,019	404,041	1,213,358
Ashmore Emerging Markets Short Duration Fund	387,123	1,013,327	973,684	2,374,134
Ashmore Emerging Markets Active Equity Fund	131,123	133,595	171,181	435,899
Ashmore Emerging Markets Small-Cap Equity Fund	227,807	161,504	147,694	537,005
Ashmore Emerging Markets Frontier Equity Fund	399,730	314,851	315,267	1,029,848
Ashmore Emerging Markets Equity Fund	190,079	157,757	222,597	570,433
Ashmore Emerging Markets Equity ESG Fund	—	—	173,755	173,755
Ashmore Emerging Markets Short Duration Select Fund	—	—	150,410	150,410
Ashmore Emerging Markets Investment Grade Income Fund	—	—	88,408	88,408
Distribution and Servicing fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Cross Trades

The 1940 Act prohibits the Funds and their affiliates from knowingly selling any security or other property to the Funds (other than securities of which the buyer is the issuer), or buying any security (other than securities of which the seller is the issuer) or other property from the Funds. Rule 17a-7 under the 1940 Act provides relief from these prohibitions for various types of “cross trades” and similar transactions that may benefit shareholders by allowing the participating funds or accounts to avoid brokerage commissions and other transaction costs of trades.

During the year ended October 31, 2020, the following Funds bought and/or sold securities from an account or accounts that were also advised by the Trust’s investment adviser or its affiliates:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$64,252,748	$14,419,097
Ashmore Emerging Markets Corporate Income Fund	5,009,570	34,385,634
Ashmore Emerging Markets Short Duration Fund	22,107,548	177,181,972
Ashmore Emerging Markets Short Duration Select Fund	297,360	—
Ashmore Emerging Markets Investment Grade Income Fund	300,506	—

As of October 31, 2020, Ashmore Investments UK Limited owned the following percentages of the outstanding shares of each Fund:

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Active Equity Fund	—%	100.00%	—%
Ashmore Emerging Markets Frontier Equity Fund	—%	—%	6.19%
Ashmore Emerging Markets Equity Fund	—%	100.00%	41.54%
Ashmore Emerging Markets Equity ESG Fund	100.00%	100.00%	100.00%
Ashmore Emerging Markets Short Duration Select Fund	100.00%	100.00%	100.00%
Ashmore Emerging Markets Investment Grade Income Fund	100.00%	100.00%	100.00%

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning of record or known by the Funds to own beneficially greater than 5% of the outstanding shares of such Funds:

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Total Return Fund	Class A	9	10.09%, 9.73%, 9.58%, 9.45%, 8.93%, 8.93%, 8.39%, 6.05%, 5.71%

	Class C	4	25.90%, 17.83%, 7.29%, 5.60%

	Institutional Class	3	22.77%, 13.04%, 9.96%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor

Ashmore Emerging Markets Local Currency Bond Fund	Class A	4	59.44%, 16.36%, 11.80%, 5.24%

	Class C	3	73.85%, 16.35%, 9.80%

	Institutional Class	3	73.86%, 15.52%, 8.92%

Ashmore Emerging Markets Corporate Income Fund	Class A	4	21.40%, 19.77%, 19.59%, 19.10%

	Class C	3	38.52%, 25.08%, 15.21%

	Institutional Class	3	16.11%, 5.58%, 5.12%

Ashmore Emerging Markets Short Duration Fund	Class A	4	49.43%, 21.99%, 9.83%, 6.49%

	Class C	2	81.90%, 6.79%

	Institutional Class	6	21.06%, 19.31%, 14.61%, 13.20%, 7.62%, 7.48%

Ashmore Emerging Markets Active Equity Fund	Class A	2	62.29%, 34.40%

	Institutional Class	3	41.41%, 36.85%, 5.53%

Ashmore Emerging Markets Small-Cap Equity Fund	Class A	5	53.01%, 12.01%, 10.45%, 9.30%, 5.88%

	Class C	4	76.05%, 8.43%, 7.09%, 6.34%

	Institutional Class	5	24.10%, 15.83%, 13.99%, 11.87%, 10.00%

Ashmore Emerging Markets Frontier Equity Fund	Class A	3	56.88%, 18.03%, 14.56%

	Class C	3	65.33%, 17.18%, 14.29%

	Institutional Class	3	40.26%, 34.02%, 5.99%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor

Ashmore Emerging Markets Equity Fund	Class A	2	81.83%, 12.49%

	Institutional Class	3	34.02%, 10.27%, 6.45%

12.	Commitments

In relation to its investments, some of the Funds of the Trust may from time to time agree to indemnify and/or pre-fund trustees or other agents, either solely or alongside other creditors on a several basis. Generally, such agreements do not have a termination date. The Trustees are not aware of and do not currently expect any claims to be made against the Funds under any such indemnity or pre-funding agreements.

13.	Contingencies

The Funds have submitted a proof of claim in connection with the settlement of a securities class action lawsuit brought by certain investors against Petróleo Brasileiro S.A. and certain of its affiliates, underwriters, external auditors, and current and former directors and officers. A gain will not be recorded with regard to this matter until it is settled, and is expected to be immaterial.

The Funds have submitted a claim in connection with the settlement of a securities class action lawsuit preliminarily approved by the U.S. District Court for the Southern District of New York captioned in re Foreign Exchange Benchmark Rates Antitrust Litigation. A gain will not be recorded with regard to this matter until it is settled.

14.	New accounting pronouncements

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. The Funds have adopted the ASU. The adoption of the ASU did not have a material impact on the Funds’ financial statements.

On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework —Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted certain provisions of ASU 2018-13 for these financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2020

15.	Libor transition

Certain of the Funds’ investments, payment obligations, and financing terms may be based on floating rates such as LIBOR, Euro Interbank Offered Rate, and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance, or financial condition.

16.	Other risks

COVID-19, the novel respiratory disease also known as “coronavirus”, which was first detected in China in December 2019 and subsequently spread internationally, has resulted in closing borders, enhanced health screenings, healthcare service shortages, quarantines, cancelations, disruptions to supply chains and vendor and customer activity, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforseen ways and may continue to do so in the future. Health crises caused by the coronavirus outbreak may exacerbate other pre-existing political, social and economic risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in a Fund.

17.	Subsequent events

The Trust has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL

As of October 31, 2020 (Unaudited)

ADVISORY AGREEMENT APPROVAL FOR ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

At a special meeting of the Board of Trustees of Ashmore Funds (the “Trust”) held on August 31, 2020, the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voting separately, considered and approved the Investment Management Agreement (the “Agreement”) between Ashmore Investment Advisors Limited (“AIAL”) and the Trust, on behalf of Ashmore Emerging Markets Investment Grade Income Fund (the “Fund”). In determining to approve the Agreement for an initial term, the Trustees considered all factors that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of shareholders, including those listed below.

In evaluating the terms of the Agreement, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all-encompassing of the matters considered by the Board. Throughout their review of the Agreement, the Independent Trustees were assisted by their own Independent Trustee legal counsel. The Independent Trustees had formally requested through their legal counsel, and AIAL had provided, certain information the Independent Trustees considered relevant to their evaluation. The Contracts Review Committee, which is comprised of all of the Independent Trustees, discussed the information on different occasions, with and without representatives of AIAL present.

Among the information and factors considered by the Board in evaluating the Agreement were the following:

NATURE, QUALITY AND EXTENT OF INVESTMENT MANAGEMENT SERVICES

The Board examined the nature, quality and extent of the services expected to be provided to the Fund by AIAL.

AIAL’s Services

The Board considered information regarding the overall organization and resources of AIAL, including information regarding senior management, portfolio managers and other personnel expected to provide investment management, administrative and other services to the Fund. The Board reviewed AIAL’s key personnel who would provide investment management services to the Fund, as well as the fact that, under the Agreement, AIAL would have the authority and responsibility, subject to the Board’s oversight, to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies and restrictions. The Board considered the investment performance of AIAL, its affiliates and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, performance data showing the portfolio management team’s capabilities in managing other pooled investment vehicles that use investment strategies similar to those proposed for the Fund.

The Board considered that AIAL’s duties would include: (i) investment research and selection; (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions, the 1940 Act and other relevant laws; and (iii) furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and paying all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with AIAL (except to the extent such salaries, fees and expenses are paid by another AIAL affiliate other than the Trust or the Fund). The Board also evaluated the significant compliance resources available to and expected to be utilized by AIAL. The Board considered that AIAL would support the Fund’s compliance control structure, and, in particular, the resources that would be devoted by AIAL in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the Fund’s liquidity risk management program. The Board also considered AIAL’s investments in business continuity planning designed to benefit the Fund, and the implementation of AIAL’s business continuity planning due to the Coronavirus Disease 2019 pandemic.

The Board concluded that it was satisfied with the nature, extent and quality of services expected to be provided to the Fund by AIAL, and that there was a reasonable basis on which to conclude that the Fund would benefit from the services provided by AIAL.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of October 31, 2020 (Unaudited)

INVESTMENT MANAGEMENT FEES AND COST OF SERVICES

The Board also considered the contractual and actual investment management fees to be paid by the Fund to AIAL. In doing so, the Board compared the proposed contractual and actual investment management fees and overall net expense ratios (represented by the Fund’s Institutional Shares) to those of an appropriate group of peer funds (“Peer Group”) as determined by FUSE Research Network, LLC (“Fuse”). As part of this review, the Board considered the composition of the Peer Group and the methodology used to select the Peer Group. In considering the reasonableness of the Fund’s proposed contractual investment management fees and projected total expense ratios, the Board considered that the Fund’s contractual investment management fees ranked tenth out of twelve and its estimated total net expense ratios ranked second out of twelve in its Peer Group. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of other funds in the Peer Group are set and potentially material differences between the Fund and the Peer Group. The Board also considered and took into account AIAL’s undertaking to waive fees and/or reimburse expenses so as to otherwise limit the Fund’s ordinary operating expenses until at least September 30, 2021.

The Board reviewed AIAL’s projected costs and profitability as presented by it in serving as investment adviser to the Fund. The Board noted that the Fund was not expected to be profitable to AIAL initially.

In evaluating the terms of the Agreement, the Board also considered the other benefits that may inure to AIAL as a result of their relationship with the Fund, such as the reputational benefit derived from serving as investment adviser to the Fund.

In light of the information provided and the quality of the services rendered and anticipated to be rendered, the Board concluded that the investment management fees to be charged to the Fund were reasonable.

ECONOMIES OF SCALE

The Board noted that the proposed contractual investment management fees for the Fund do not contain breakpoints that would reduce the fee rate on assets above specified levels. In evaluating the Fund’s contractual investment management fees, the Board considered AIAL’s representation that the contractual investment management fees were intended to reflect achievable economies of scale and also considered AIAL’s agreement to limit certain expenses of the Fund. In light of the Trust’s current size and expense structure, the Board concluded that breakpoints in the Fund’s contractual investment management fees were not warranted at this time. The Board noted, however, that it intends to monitor the Fund’s asset growth in connection with future reviews of the Fund’s advisory arrangements to determine whether breakpoints may be appropriate at such time.

* * *

The Board concluded that the fees to be paid to AIAL by the Fund were appropriate in light of the services to be provided by AIAL, the expected costs to AIAL of operating the Fund and the Fund’s reasonably foreseeable asset levels, and determined that the Agreement should, therefore, be approved.

* * *

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION

As of October 31, 2020 (Unaudited)

REMUNERATION DISCLOSURE

Ashmore Investment Advisors Limited (“AIAL”) is a full-scope UK Alternative Investment Fund Manager (“AIFM”) that manages many alternative investment funds (“AIFs”). These AIFs implement a number of investment strategies including; equity, fixed income and alternatives; and invest in many different regions and industry sectors. AIAL manages both open-ended and closed-ended AIFs, several of its AIFs are leveraged and some are listed on regulated markets. Its assets under management were approximately US$5.2 billion at 30 June 2020. AIAL’s parent company (“Ashmore”) is listed on a regulated market, counts ten offices worldwide and has a number of subsidiaries both in the UK and abroad. Taking into account guidance from the UK Financial Conduct Authority (“FCA”), AIAL has complied with the full AIFM Remuneration Code.

AIAL does not have any direct employees, and as such the amount of remuneration paid to staff by AIAL is zero. All AIAL AIFM Remuneration Code Staff are employed and paid by Ashmore. Ashmore’s remuneration principles have remained unchanged since it was listed, and are designed to align all employees with the long-term success of the business. These include significant levels of deferral, a clear link between performance and levels of remuneration and strong alignment of executive directors and employeeswith shareholders and clients through significant employee share ownership. The culture is therefore a collaborative one, with clients’ interests and the creation of shareholder value, including for employee shareholders, the overarching factors for success.

Executive directors, members of the investment team, and indeed all other employees, participate in a single capped incentive pool and are paid under a similar structure, with an annual cash bonus and share award, meaning that all employees are long-term shareholders in the business.

The policy includes:

–– A capped basic salary to contain the fixed cost base;

–– A cap on the total variable compensation including any awards made under Ashmore’s share plan, available for all employees at 25% of profits, which to date has not been fully utilised; and

–– A deferral for five years of a substantial portion of variable compensation into Ashmore shares (or equivalent), which, in the case of executive directors in lieu of a separate LTIP, is also partly subject to additional performance conditions measured over five years.

AIAL’s board of directors reviews the general principles of the remuneration policy and is responsible for its implementation with regard to AIAL’s AIFM Remuneration Code Staff. Ashmore’s Remuneration Committee periodically reviews the ongoing appropriateness and relevance of the remuneration policy, including in connection with the provision of services to AIAL. Ashmore employs the services of; McLagan to provide advice on remuneration benchmarking; Deloitte to provide advice on tax compliance, share plan design and administration; and the Remuneration Committee’s advisors are Aon. The Remuneration Committee’s terms of reference can be found here:

http://www.ashmoregroup.com/investor-relations/corporate-governance.

Performance assessment for AIAL’s AIFM Remuneration Code Staff for their work relating to AIAL is based on a combination of quantitative and qualitative criteria related to the performance of AIAL, the performance of relevant AIF(s) or business units and the performance of the individual. Qualitative criteria include adherence to Ashmore Group plc’s risk and compliance policies. This performance assessment is adjusted for relevant current and future risks related to the AIFs managed by AIAL.

The compensation of control function staff is based on function specific objectives and is independent from the performance of AIAL and/or the AIFs managed by AIAL. The remuneration of the senior officers in AIAL’s control functions is directly overseen by the Remuneration Committee.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION (CONTINUED)

As of October 31, 2020 (Unaudited)

Variable remuneration awarded to AIAL’s Remuneration Code Staff in respect of AIFMD work is subject to performance adjustment which allows Ashmore to reduce the deferred amount, including to nil, in light of the ongoing financial situation and/or performance of Ashmore, AIAL, the AIFs that AIAL manages and the individual concerned.

The total contribution of AIAL’s AIFM Remuneration Code Staff to the business of Ashmore is apportioned between work carried out for AIAL and work carried out for the other businesses and subsidiaries of Ashmore. Their remuneration is similarly apportioned between AIAL and the other businesses and subsidiaries where required.

The remuneration attributable to AIAL for its AIFMD identified staff for the financial year ended June 30, 2020 was as follows:

Fund	Number of Beneficiaries	Variable Remuneration	Fixed Remuneration	Total Remuneration
Ashmore Emerging Markets Total Return Fund	17	£305,126	£39,548	£344,674
Ashmore Emerging Markets Local Currency Bond Fund	15	5,188	783	5,971
Ashmore Emerging Markets Corporate Income Fund	16	59,425	7,968	67,393
Ashmore Emerging Markets Short Duration Fund	16	117,270	15,725	132,995
Ashmore Emerging Markets Active Equity Fund	17	85,822	8,373	94,195
Ashmore Emerging Markets Small-Cap Equity Fund	17	8,863	865	9,728
Ashmore Emerging Markets Frontier Equity Fund	17	67,569	6,592	74,161
Ashmore Emerging Markets Equity Fund	17	90,264	8,806	99,070
Ashmore Emerging Markets Equity ESG Fund	17	13,097	1,278	14,375
Ashmore Emerging Markets Short Duration Select Fund	16	2,009	269	2,278
Total AIAL	20	£1,569,256	£190,850	£1,760,106

All of the remuneration above was attributable to senior management who have a material impact on the Funds’ risk profile. The Funds’ allocation of the AIAL remuneration has been made on the basis of NAV.

ASHMORE FUNDS

FOR MORE INFORMATION

As of October 31, 2020

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s Web site at www.sec.gov within sixty days after the Funds’ first and third fiscal quarters. In addition, no later than thirty calendar days after the end of each calendar quarter, a list of all portfolio holdings in each Fund as of the end of such calendar quarter is made available at www.ashmoregroup.com.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

333 South Wabash Avenue

Chicago, Illinois 60604

312-630-6000

Investment Manager

Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Independent Registered Public Accounting Firm

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Drive

Chicago, Illinois 60601-6436

Distributor

Ashmore Investment Management (US) Corporation

475 Fifth Avenue

15th Floor

New York, New York 10017

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-7100

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ASHMORE FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Ashmore Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of eleven portfolios in the Ashmore Funds. The Ashmore Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 866-876-8294.

INDEPENDENT TRUSTEES

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 62)	Trustee; Lead Independent Trustee	Indefinite term; Trustee since inception in 2010	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	11	None
Michael Chamberlin (Age 71)	Trustee	Indefinite term; Trustee since 2012	Executive Director, Emerging Markets Traders Association(1).	11	None
Joseph Grainger (Age 66)	Trustee	Indefinite term; Trustee since 2014	Ernst & Young LLP from 1988 to December 2013 (Partner from October 1990).	11	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(1)

Mr. Chamberlin has served as the Executive Director of the Emerging Markets Traders Association (“EMTA”) since 1994. Mark Coombs is Co-Chair of EMTA’s Board of Directors, and the Investment Manager’s ultimate parent company, Ashmore Group plc, is a member of the EMTA. Mr. Coombs is the Investment Manager’s Chief Executive Officer.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(2) (Age 57)	Trustee; Chairman of the Trustees; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation.	11	None
Stephen Hicks(3) (Age 60)	Trustee	Indefinite term; Trustee since 2014	CCO of Trinity Street Asset Management LLP, a UK private asset manager, since 2014.	11	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(2)

Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates. Mr. Grunebaum serves or has served as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group plc (“Ashmore Group”) and its affiliates, including Ashmore Global Emerging Markets Funds, LTD and Ashmore Global Opportunities Limited.

(3)

Mr. Hicks is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his former position with Ashmore Group, the parent company of Ashmore Investment Advisors Limited. Ashmore Group indirectly compensates Mr. Hicks, through a separate private company, for his service as a Trustee of the Trust and as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

OFFICERS

Name, Address** and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age 57)	Trustee, President and Chief Executive Officer	Indefinite term; since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation.
Alexandra Autrey (Age 44)	Chief Legal Officer	Indefinite term; since inception	Global Head of Legal and Transaction Management, Ashmore Group plc, since January 2012.
Jonathan Kim (Age 34)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since 2018	Chief Financial Officer and FinOp, Ashmore Investment Management (US) Corporation, since September 2018; Institutional Account Services, Ashmore Investment Management (US) Corporation, since January 2016; Marketing Associate, Ashmore Investment Management (US) Corporation, from July 2014 - January 2016.
Kevin Hourihan (Age 42)	Secretary and Chief Compliance Officer	Indefinite term; Chief Compliance Officer since September 2017; Secretary since September 2018	Director, Ashmore Investment Advisors (US) Corp., from March 2017 to present; Director, Ashmore Investment Management (US) Corp., from March 2017 to present; Chief Compliance Officer, Ashmore Equities Investment Management (US) LLC, from November 2015 to present; Chief Compliance Officer, Ashmore Investment Management (US) Corp., from November 2014 to present; Director, Ashmore Equities Investment Management (US) LLC, from March 2014 to present; Senior Compliance Manager, Ashmore Equities Investment Management (US) LLC, February 2014 - November 2015.
Michael Jiang (Age 36)	Assistant Secretary	Indefinite term; since December 2018	Vice President, The Northern Trust Company, October 2018 - present; Second Vice President, The Northern Trust Company, May 2015 - September 2018.
Paul Robinson (Age 47)	Assistant Chief Legal Officer	Indefinite term; since June 2011	Group Deputy Head of Legal and Transaction Management since August 2012, Ashmore Group plc.

**	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

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Item 2. Code of Ethics.

(a)

As of October 31, 2020, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Joseph Grainger is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant

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in connection with statutory and regulatory filings or engagements for those fiscal years are $287,151 in 2020 and $222,697 in 2019.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for RIC tax compliance and diversification review and tax return review are NONE in 2020 and $44,100 in 2019.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG and its affiliates, other than the services reported in paragraphs (a) through (c) of this Item, are GBP 118,750 in 2020 and GBP 94,750 in 2019 for reports on internal controls.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on November 17, 2010, as revised on December 13, 2017, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by KPMG and its affiliates for services rendered to the registrant and service affiliates for the last two fiscal years are GBP 118,750 for 2020 and the total of $44,100 and GBP 94,750 for 2019.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

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Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

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Not applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ George Grunebaum
George Grunebaum, President and
Chief Executive Officer
(Principal Executive Officer)

Date:	December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George Grunebaum
George Grunebaum, President and
Chief Executive Officer
(Principal Executive Officer)

Date:	December 30, 2020

By	/s/ Jonathan Kim
Jonathan Kim, Treasurer
(Principal Financial and Accounting Officer)

Date:	December 30, 2020

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